As filed with the Securities and Exchange Commission on April 30, 2014

Registration No. 33-49556/811-5672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 28	☒

and/or

REGISTRATION STATEMENT

UNDER THE

INVESTMENT

COMPANY ACT OF 1940

Amendment No. 182	☒

(Check appropriate box or boxes)

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway

St. Petersburg, FL 33716

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Darin D. Smith, Esq.

Western Reserve Life Assurance Co. of Ohio

4333 Edgewood Road, N. E.

Cedar Rapids, IA. 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered:    Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2014, pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a) of Rule 485

☐ on             , pursuant to paragraph (a) of Rule 485

WRL FREEDOM ATTAINER

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Prospectus

May 1, 2014

This prospectus gives you important information about the WRL Freedom Attainer, a flexible payment variable deferred annuity contract (“Contract”). Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. This Contract is not available in all states.

You can put your money into one or more of the following investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

If you would like more information about the WRL Freedom Attainer, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2014. Please call us at 1-800-851-9777 (Monday-Friday, 8:30 a.m.-7:00 p.m. Eastern Time), write us at: Western Reserve, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website at www.westernreserve.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract, fixed account, and the funds:

•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency
•	are not guaranteed to achieve their goal
•	involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense

PORTFOLIOS ASSOCIATED WITH THE ACCOUNTS

The subaccounts available under this contract invest in underlying funds of the Portfolio companies listed below:

ACCESS ONE TRUST

PROFUNDS

TRANSAMERICA SERIES TRUST

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

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DEFINITIONS OF SPECIAL TERMS

Accumulation period—The period between the Contract

date and the maturity date while the Contract is in force.

Accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office—Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

Age—The issue age, which is annuitant’s age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

Annuitant—The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

Annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

Annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.

Annuitize (Annuitization)—When you switch from the accumulation period to the income phase and we begin to make annuity payments to you (or your designee).

Beneficiary(ies)—The person(s) you elect to receive the death benefit proceeds under the Contract.

Cash value—The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code—The Internal Revenue Code of 1986, as amended.

Contract anniversary—The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date—Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative Office. We measure Monthiversaries, Contract years, Contract months and Contract anniversaries from the Contract date.

Death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

Death report day—The valuation date on which we have received due proof of death.

Fixed account—An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

Fixed account value—During the accumulation period, your Contract’s value in the fixed account.

Funds—Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add Portfolios of other registered investment companies as investment choices under the Contract in the future.

In force—Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

Maturity date—The date on which the accumulation period ends and annuity payments begin.

Monthiversary—The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE—New York Stock Exchange.

Nonqualified Contracts—Contracts issued other than in connection with retirement plans.

Owner (you, your)—The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time.

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Portfolio—A separate investment portfolio of a fund.

Purchase payments/premium payments—Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “purchase payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the Contract, which means the purchase payment less any applicable premium taxes.

Qualified Contracts—Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate account—WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

Separate account value—During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount—A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

Successor owner—The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.

Surrender—The termination of a Contract at the option of an owner.

Valuation date/business day—Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period—The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our, the Company)—

Western Reserve Life Assurance Co. of Ohio.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

1.    The Annuity Contract

The WRL Freedom Attainer is a flexible payment variable deferred annuity contract (the “Contract”) offered by Western Reserve. It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional charge, you may purchase an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the Additional Earnings Rider when you purchase the Contract. See Section 9. Death Benefit, for details concerning this rider. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade. See Appendix C.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.    Annuity Payments

       (The Income Phase)

The Contract allows you to receive income after the maturity date under one of several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. Generally, you cannot annuitize before your Contract’s fifth anniversary.

3.    Purchase

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.

4.    Investment Choices

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

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We currently allow you to transfer money between any of the investment choices during the accumulation period. We currently charge a $10 fee for each transfer in excess of 12 transfers per Contract year. In addition, we reserve the right to impose restrictions and limitations on transfers.

5.    Expenses

We do not take any deductions for sales charges from purchase payments at the time you buy the Contract. You generally invest the full amount of each purchase payment in one or more of the investment choices.

During the accumulation period and the income phase (if you elect a variable annuity payment option), we deduct a daily mortality and expense risk charge (1.10% annually during the accumulation period and 1.25% annually during the income phase) and a daily administrative charge of 0.15% annually from the money you have invested in the subaccounts.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase. This rider is not available in all states.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the Contract or partially withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial withdrawal or surrender your Contract completely, we will deduct a withdrawal charge for purchase payments withdrawn within five years after we receive a purchase payment. This charge is 6% of the amount withdrawn if the partial withdrawal occurs within two years of our receipt of the purchase payment, and then declines to 4% in the third year, 3% in the fourth year and 2% in the fifth year.

When we calculate withdrawal charges, we treat partial withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth. For the first partial withdrawal you make in any Contract year, we will waive that portion of the withdrawal charge that is based on the first 10% of your Contract’s annuity value at the time of the partial withdrawal. Amounts of the first partial withdrawal in excess of the first 10% of your Contract’s annuity value and all subsequent partial withdrawals you make during the Contract year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your Contract completely. The 10% “waiver” does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses - Withdrawal Charge for how we calculate withdrawal charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Section 10. Other Information - Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6.    Tax Information

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until

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the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1⁄2 when you take money out of a Contract, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial withdrawal or complete surrender.

7.    Access to Your Money

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the cash value below $10,000. No partial withdrawals may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and withdrawal charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount withdrawn.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

8.    Performance

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. Past performance does not guarantee future results.

9.    Death Benefit

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your sole beneficiary is your surviving spouse (and you are the owner/annuitant), then your surviving spouse if eligible may elect to continue the Contract. If your surviving spouse elects continuation, we will adjust the annuity value as of the death report day to equal the death benefit proceeds on the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the successor owner, then the Contract continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants, successor owners and beneficiaries, and consult your agent if you have questions.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

If the annuitant who is an owner dies before the maturity date and before the fifth Contract anniversary, and if a death benefit is payable, the death benefit proceeds will be the greater of:

•     the annuity value of your Contract on the death report day; or

•     the total purchase payments you make to the Contract, reduced by partial withdrawals, credited with 5% on each Contract anniversary (until the annuitant turns age 80), up to a maximum of 200% of total purchase payments minus any partial withdrawals. (Please note that the 5% credit is not available in all states.)

If the annuitant who is an owner dies before the maturity date and on or after the fifth Contract anniversary, and if a death benefit is payable, the death benefit proceeds will be the greatest of:

•     the death benefit proceeds described above;

•     the annuity value of your Contract on the fifth Contract anniversary, reduced by any partial withdrawals after the fifth Contract year;

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•       if your Contract was issued before May 1, 2000, the highest annuity value as of any Contract anniversary occurring between

(a)    the later of May 1, 2000 and the fifth Contract anniversary and

(b)    the earlier of: the annuitant’s date of death; or the Contract anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

•       if your Contract was issued on or after May 1, 2000, the highest annuity value as of any Contract anniversary occurring between the fifth Contract anniversary and the earlier of:

(a)    the annuitant’s date of death; or

(b)    the Contract anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

The highest annuity value will be increased by purchase payments made, and decreased by adjusted partial withdrawals taken, since the Contract anniversary with the highest annuity value.

An additional death benefit may be payable if you purchase the Additional Earnings Rider and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employee-sponsored plan). This rider is not available in all states and may vary by state. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10.  Other Information

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive the returned Contract at our Administrative and Services Office in good order. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, because the tax-favored arrangement itself provides tax-sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

•       Reduced Minimum Initial Purchase Payment (for nonqualified Contracts): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

•       Systematic Partial Withdrawals: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial withdrawals monthly, quarterly, semi-annually or annually without paying withdrawal charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•       Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA Aegon Money Market subaccount or TA JPMorgan Core Bond subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•       Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

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•       Telephone, Fax and Internet Transactions: You may make transfers, partial withdrawals and/or change the allocation of additional purchase payments by telephone or fax. You may also make transfers and change premium payment allocations through our website - www.westernreserve.com. Internet transactions are not available for transfers and changes in premium payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.

•       Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial withdrawals or surrender your Contract completely without paying the withdrawal charge, under certain circumstances.

•       Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money - Contract Loans for Certain Qualified Contracts for details.

•       Guaranteed Minimum Death Benefit Features:

•       Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner is the sole beneficiary, then the surviving spouse if eligible may elect to continue the Contract as sole owner and annuitant. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. If the surviving spouse is the sole beneficiary, is eligible, and elects to continue the Contract, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.

•       Additional Death Benefit on Beneficiary’s Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the Contract if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

•       Multiple Beneficiaries: If an owner who is the annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

•       Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the Contract and if you and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse is eligible and elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. This rider is not available in all states and may vary by state. We recommend that you consult your tax advisor before you purchase this rider.

These features are not available in all states, may vary by state and may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.

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Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial withdrawals, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other Contracts. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a contract owner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in Appendix B a financial history of the accumulation unit values for the subaccounts available through this Contract.

11.  Inquiries

If you need additional information or want to make a transaction, please contact us at:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your contract at www.westernreserve.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.

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ANNUITY CONTRACT FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially withdraw or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses:
Sales Load on Purchase Payments	None
Maximum Withdrawal Charge (as a % of purchase payments)(2)(3)(4)	6%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Annual Contract Charge(4)	$30 per Contract year
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(7)
Mortality and Expense Risk Charge	1.10%
Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.25%
Annual Optional Rider Fees:
Additional Earnings Rider Charge(8)	0.35%
Guaranteed Minimum Income Benefit Rider(9) (No Longer Available)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2013. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(10)(11)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses.	0.42%	2.45%

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the highest costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges, the charge for the optional Additional Earnings Rider, and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example(12)	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period.	$1014	$1653	$2307	$4310
If you annuitize* or remain invested in the Contract at the end of the applicable time period.	$414	$1253	$2107	$4310

* You cannot annuitize your Contract before your Contract’s fifth anniversary.

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Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Section 5, Expenses.

(2)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

(3)	The withdrawal charge decreases based on the number of years since each purchase payment was made, from 6% in the first two years after the purchase payment was made to 0% in the sixth year after the purchase payment was made. To calculate withdrawal charges, the first purchase payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the withdrawal charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified Contracts. The loan processing fee is not applicable in all states.

(7)	These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. These charges apply during the accumulation period; they also apply during the income phase if you elect variable annuity income payments. The mortality and expense risk charge increases to 1.25% during the income phase.

(8)	This rider is optional. You may only add this rider when we issue the Contract. If you add it, we will impose during the accumulation period an annual rider charge equal to 0.35% of your Contract’s annuity value on each rider anniversary and pro rata on the termination date of the rider. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(9)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix C.

(10)	The portfolio expenses used to prepare this table were provided to Western Reserve by the fund(s). Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

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(11)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2013.

(12)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.10% that is determined by dividing the total Contract charges that were collected during 2013 by total average net assets attributable to the Contract during 2013. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

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1.    THE ANNUITY CONTRACT

This prospectus describes the WRL Freedom Attainer variable annuity contract offered by Western Reserve.

An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon performance of your investment choices for the income phase.

The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.    ANNUITY PAYMENTS

   (THE INCOME PHASE)

You can generally change the maturity date by giving us 30 days notice with the new date or age. The maturity date cannot be earlier than the end of the fifth Contract year. The latest maturity date generally cannot be after the date specified in your Contract unless a later date is agreed to by Western Reserve

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified Contracts. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

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Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides several annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•     The amount of the annuity proceeds on the maturity date;

•     The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and

•     The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 1.25% annually and the administrative charge of 0.15% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily mortality and expense risk charge of 1.25% annually and an administrative charge at 0.15% annually from your subaccount assets.

The annuity payment options are explained below. Some of the annuity payment options may not be available for all contracts, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

If your contract is a qualified contract, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that option.

Payment Option B — Life Income: Fixed Payments.

•     No Period Certain — We will make level payments only during the annuitant’s lifetime;

•     10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or

•     Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

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For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•       No Period Certain — We will make variable payments only during the annuitant’s lifetime; or

•       10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

•       you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and

•       the annuitant(s) dies, for example, before the due date of the second annuity payment;

Then:

•       we may make only one annuity payment and there will be no death benefit payable.

IF:

•       you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•       the person receiving payments dies prior to the end of the guaranteed period;

Then:

•       the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant’s current address of record.

3.    PURCHASE

Contract Issue Requirements

We will not issue a Contract unless:

•       we receive the information we need to issue the Contract at our Administrative and Services Office in good order;

•       we receive a minimum initial purchase payment (except for 403(b) Contracts); and

•       you are age 85 or younger and the annuitant is age 75 or younger.

Purchase Payments

You should make checks or drafts for purchase payments payable only to “Western Reserve Life” and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to “Western Reserve Life”, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or a transfer from other financial institutions. Any third party checks not accepted by the company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Purchase Requirements

The initial purchase payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial purchase payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial purchase payment is $50.

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We will credit your initial purchase payment to your Contract within two business days after the day we receive it and your complete Contract information in good order. If we are unable to credit your initial purchase payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us (or your agent) to keep it. We will credit your initial purchase payment as soon as we receive all necessary application information.

The date on which we credit your initial purchase payment to your Contract is generally the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and purchase payments to our Administrative Office in a timely manner. Any delays will affect when your Contract can be issued and when your purchase payment is allocated among the investment choices.

If you wish to make purchase payments by bank wire, please contact our Administrative Office at 1-800-851-9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time.

We may reject any application or purchase payment for any reason permitted by law.

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial purchase payment and $1,000 if by wire). We will credit any additional purchase payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Administrative and Services Office in good order. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Total Purchase Payments

We reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant issued by us or an affiliate.

Allocation of Purchase Payments

On the Contract date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments as you selected on your application, unless you request a different allocation.

If you allocate purchase payments to the Dollar Cost Averaging Program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional purchase payments by writing to or telephoning the Administrative Office or by visiting our website – www.westernreserve.com, subject to the limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. The allocation change will apply to purchase payments received after the date we receive the change request at our Administrative and Services Office in good order.

You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned Contract at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

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Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each business day and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any withdrawal charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4.    INVESTMENT CHOICES

The Separate Account

The WRL Freedom Attainer variable annuity offers you a means of investing in various underlying portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Contract are listed in Appendix A: Portfolios Associated with the Subaccounts.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses that accompany this prospectus. You should read the fund prospectuses carefully before you invest.

Please contact our Administrative Office at 1-800-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in Appendix A: Portfolios Associated with the Subaccounts, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer

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satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new Contract owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is eliminated, Western Reserve will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, we may, at our discretion, close a subaccount to new investments. Any subsequent premium payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If you previous investment allocation instructions do not include any available investment choices, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages

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you requested. As you consider your overall investment strategy within your contract, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., contract reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued contracts, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata according to your allocation instructions on file.

In the event of any such substitution or change, we may by appropriate endorsement, make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required, or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Western Reserve also may (1) transfer the assets of the separate account associated with the Contracts to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Purchase payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 4% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial withdrawal from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial withdrawals from the fixed account unless we consent.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

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Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•       That you only make one transfer per Contract year. This restriction does not apply if you have selected dollar cost averaging.

•       That you request transfers from the fixed account in writing;

•       That you only make transfers from the fixed account during the 30 days following each contract anniversary; and

•       That you limit the maximum amount you transfer from the fixed account to the greater of:

1.      25% of the amount in the fixed account; or

2.      the amount you transferred from the fixed account in the immediately prior Contract year.

(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer.

Transfers from the fixed account are not available through our Internet website.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

Transfers may be made by telephone, mail, fax or Internet, subject to limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts and the fixed account will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, internet or faxed request, provided we receive your request in good order before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at or after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot

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detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•     impose redemption fees on transfers; or

•     expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

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•     provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and

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procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. There are two Dollar Cost Averaging programs available under your contract:

•       Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•       Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new purchase payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional purchase payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional purchase payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current purchase payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

•       We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

•       Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;

•       Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and

•       New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

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The Dollar Cost Averaging Program may vary for certain contracts and may not be available for all contracts, in all states or at all times. See your contract for availability of the fixed account options.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial withdrawal program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer, or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

To qualify for asset rebalancing, a minimum annuity value of $10,000 for an existing Contract, or a minimum initial purchase payment of $10,000 for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional premium payments, and (generally) request partial surrenders by telephone. Telephone partial surrenders are not allowed in the following situations:

•       for qualified Contracts (except traditional IRA, Roth IRA, SEP, SIMPLE, 403b-RMDs);

•       if the amount you want to withdraw is $50,000 and over; or

•       if the address of record has been changed within the past 15 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial withdrawals for you. If you do not want the ability to make transfers or partial withdrawals by telephone, you should notify us in writing.

Except for the restrictions regarding the fixed account, noted above, you may make telephonic transfers, allocation changes or request partial withdrawals by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Telephone, fax and Internet orders must be received in good order at our Administrative Office while the

New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

To request a transfer or partial withdrawal, please fax your request to us at 877-355-4385. We will not be responsible for same-day processing of transfers or partial withdrawals if you fax your request to a number other than this fax number.

You may make transfers and change premium allocations through our website – www.westernreserve.com.

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We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your order or request.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Contracts. Western Reserve, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

Western Reserve does not currently charge you any additional fees for providing these support services.

Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•       Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Contract.

•       Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Contract. Western Reserve is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.

•       Any fee that is charged by third parties offering investment allocation services for use with your Contract is in addition to the fees and expenses that apply under your Contract.

•       If you make withdrawals from your Contract to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1⁄2.

5. EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.10% (1.25% during the income phase) of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from

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the subaccounts during the accumulation period. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to partially cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.15% per year of the daily net assets that you have invested in each subaccount. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. We do not assess this charge during the income phase.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the Contract.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. We currently do not charge for transfers between ProFunds and Access subaccounts. Dollar cost averaging transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Contract loans are available only under certain types of qualified Contracts.

Premium Taxes

Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•     you elect to begin receiving annuity payments;

•     you surrender the contract;

•     you request a partial surrender; or

•     a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services you request.

Withdrawal Charge

During the accumulation period, except under certain qualified Contracts, you may withdraw part or all of the Contract’s annuity value. We impose a withdrawal charge to help us recover sales expenses,

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including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial withdrawal or complete surrender.

If you take a partial withdrawal or if you surrender your Contract completely, we will deduct a withdrawal charge of up to 6% of purchase payments withdrawn within five years after we receive a purchase payment. We calculate the withdrawal charge on the full amount we must withdraw from your annuity value in order to pay the withdrawal amount, including the withdrawal charge. To calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth.

For the first withdrawal you make in any Contract year, we waive that portion of the withdrawal charge that is based on the first 10% of your Contract’s annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your Contract’s annuity value and all subsequent withdrawals you make during the Contract year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your Contract completely; the 10% waiver will not apply to complete surrenders. We do not assess withdrawal charges when you annuitize or for systematic partial withdrawals. We waive the withdrawal charge under certain circumstances (see below).

The following schedule shows the withdrawal charges that apply during the five years following each purchase payment:

On a complete surrender, we deduct withdrawal charges on the amount of purchase payments paid that are subject to the withdrawal charge. For example, assume your purchase payments totaled $100,000, you have taken no partial withdrawals that Contract year, your annuity value is $106,000 at the end of the first Contract year and you request a complete surrender. You would pay a withdrawal charge of $6,000 on the $100,000 purchase payment, (6% of $100,000). Likewise, if there was a market loss and you requested a complete surrender (annuity value is $80,000), you would pay a withdrawal charge of $6,000 (6% of $100,000).

Keep in mind that withdrawals may be taxable, and if made before age 59 1⁄2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Systematic Partial Withdrawals. During any Contract year, you may make systematic partial withdrawals on a monthly, quarterly, semi-annual or annual basis without paying withdrawal charges. Systematic partial withdrawals must be at least $200 ($50 if by direct deposit). The amount of the systematic partial withdrawal may not exceed 10% of the annuity value at the time the withdrawal is made, divided by the number of withdrawals made per calendar year. We reserve the right to discontinue systematic partial withdrawals if any withdrawal would reduce your annuity value below $10,000.

You may elect to begin or discontinue systematic partial withdrawals at any time. However, we must receive written notice at least 30 days prior to the date systematic partial withdrawals are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money - Systematic Partial Withdrawals.)

Nursing Care Facility Waiver. If your Contract contains a nursing care facility waiver, we will waive the withdrawal charge, provided:

•     you have been confined to a nursing care facility for 30 consecutive days or longer;

•     your confinement began after the Contract date; and

•     you provide us with written evidence of your confinement within two months after your confinement begins.

We will waive the withdrawal charge under this waiver only for partial withdrawals and complete surrenders made during your confinement or within two months after your confinement ends.

Number of Years Since Purchase Payment Date	Withdrawal Charge
0 – 2	6%
3	4%
4	3%
5	2%
Over 5	0%

For example, assume your Contract’s annuity value is $100,000 at the end of the first year since your initial purchase payment and you withdraw $30,000 as your first withdrawal of the Contract year. Because the $30,000 is more than 10% of your Contract’s annuity value ($10,000), you would pay a withdrawal charge of $1,276.60 on the remaining $20,000 (6% of $21,276.60, which is $20,000 plus the $1,276.60 withdrawal charge).

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There is no restriction on the maximum amount you may withdraw under this benefit.

The Nursing Care Facility Waiver may vary for certain contracts and may not be available for all contracts, in all states or at all times.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Contract, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and/or our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Contract.

We (and/or our affiliates) may receive some or all of the following types of payments:

•       Rule 12b-1 Fees.  We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the contracts, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the Contracts and to certain other variable insurance products that we and our affiliates issue.

•       Administrative, Marketing and Support Service Fees (“Service Fees”).  As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Contract and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis.

Please note: Some of the underlying funds listed in the following chart may not currently be available under your Contract.

Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets(1)
Access One Trust	0.50%
Transamerica Series Trust(2)	0.25%
ProFunds	0.50%
Fidelity® Variable Insurance Products Fund(3)	0.39%

(1)      Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)      TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our

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        affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the contractholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2013 we received $15,856,243.12 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)      Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•     Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates):

•     may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees;

•     may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;

•     may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and

•     may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Contract.

For the calendar year ended December 31, 2013, TCI, or its affiliates, received total revenue sharing payments in the amount of $5,212,365.52 from the following Fund managers and/or sub-advisers to participate in TCI’s events: Aegon USA Investment Management, AllianceBernstein Investments, American Funds, BlackRock Investment Management, LLC, Fidelity Investments, Franklin Templeton Investments, BlackRock Financial Management, Inc., ING Clarion Real Estate Securities, Janus Capital, Jennison Associates, JP Morgan Asset Management, Legg Mason Capital Management, Logan Circle Investment Partners, Madison Asset Management, LLC, MFS, Morgan Stanley Investment Management, Morningstar Advisors, Natixis Global Asset Management, Neuberger Berman, OppenheimerFunds, Pacific Investment Management Company, Ranger Investments, Schroder, Suntrust Investments, Systematic Financial Management, TS&W, Vanguard and Wellington Management Company.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Sale of the Contracts” in this prospectus.

Reduced or Waived Charges and Expenses to Groups

We may reduce or waive the withdrawal charge and annual Contract charge for Contracts sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of Western Reserve and its affiliates, or other groups where sales to the group reduce our administrative expenses.

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6.    TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the contract during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract-qualified or nonqualified.

If you purchase the contract as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your contract is referred to as a qualified contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a contract’s provisions, the plan’s provisions will control.

If you purchase the contract other than as part of any arrangement described in the preceding paragraph, the contract is referred to as a nonqualified contract.

You will generally not be taxed on increases in the value of your contract, whether qualified or non-qualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the contract.

The Internal Revenue Service (“IRS”) has not reviewed the contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or contract.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contact. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

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Tax Status of the Contract

Diversification Requirements. In order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable contract would not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a contract vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity starting date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the contract must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified contract, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the contract qualifies as an annuity contract for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

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Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser. A contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your contract.

Different Individual Owner and Annuitant

If the owner and annuitant on the contract are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the contract if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your contract to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of maturity date used in your contract and the dates will be the same. However, in certain circumstances, your annuity starting date and maturity date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•        Fixed payments-by dividing the “investment in the contract” on the annuity starting date by the total expected return under the contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•        Variable payments-by dividing the “investment in the contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

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Taxation of Surrenders and Partial

Withdrawals-Nonqualified Contracts

When you surrender your contract, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted ns thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the contract over the “investment in the contract.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a contract are subject to tax at ordinary rather than capital gain tax rates.

If your contract contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Non-Qualified Stretch Annuity

In certain instances a non-spousal beneficiary may be permitted to elect a “stretch” annuity option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” annuity is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

Guaranteed Lifetime Withdrawal Benefits

For contracts with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. The tax rules for qualified contracts may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this contract as a qualified contract.

Aggregation

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner (contractholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple contracts from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your contracts.

Partial Annuitization

Under a tax provision enacted in 2010, if part of a non-qualified annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

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Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another annuity contract or a qualified long-term care insurance contract. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Revenue Procedure 2011-38 significantly ease the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity contracts as being potentially subject to this tax. While distributions from qualified contracts are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional and the Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the policy consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this policy or any riders by persons who do not meet the definition of “spouse” under federal law – e.g., domestic and civil union partners - may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the Contract. There are several unanswered questions regarding the scope and impact of this ruling and the subsequent guidance provided by the Internal Revenue Service. Please consult a tax adviser for more information on this subject.

Taxation of Surrenders and Partial

Withdrawals-Qualified Contracts

In the case of a withdrawal under a qualified contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the contract will be treated as zero.

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The IRS has not reviewed this contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified contracts discussed above. However, the exceptions applicable for qualified contracts differ from those provided to nonqualified contracts. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the contract.

Withholding

The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified contracts taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,340,000) and 40%, respectively.

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There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in July of 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Qualified Contracts

The qualified contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner

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or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the contract value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

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Employers using the contract in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the contract is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Ineligible Owners-Qualified

We currently will not issue new contracts to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Qualified Plan Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

The Code generally requires that interest in a qualified contract be non-forfeitable. If your contract contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified contract.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

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We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

7.    ACCESS TO YOUR MONEY

Partial Withdrawals and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract by making either a partial withdrawal or complete surrender. If you want to surrender your Contract completely, you will receive cash value, which equals the annuity value of your Contract minus:

•     any withdrawal charges;

•     any premium taxes;

•     any loans;

•     any unpaid accrued interest;

•     the annual Contract charge; and

•     the pro rata Additional Earnings Rider charge, if applicable.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for partial withdrawal or complete surrender at our Administrative Office in good order, unless you specify a later date in your request.

Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

No partial withdrawal is permitted if the withdrawal would reduce the cash value below $10,000. You may not make partial withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial withdrawal from each of the investment choices in proportion to the annuity value.

Remember that any partial withdrawal you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your Contract. Under some circumstances, a partial withdrawal will reduce the death benefit by more than the dollar amount of the withdrawal. See Section 9. Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive at our Administrative Office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any withdrawal. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•     Any surrenders over $250,000;

•     Certain surrenders on or within 15 days of an ownership change;

•     Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

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•     Any surrender when the Company does not have an originating or guaranteed signature on file.

•     Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•     National and state banks

•     Savings banks and savings and loan association;

•     Securities brokers and dealers; and

•     Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Delay of Payments and Transfers

Payment of any amount due from the separate account for a partial withdrawal, a complete surrender, a death benefit, loans, or on the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

•     the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•     an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•     the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Transamerica Aegon Money Market Fund VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA Aegon Money Market Fund subaccount until the portfolio is liquidated.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals, complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a purchase payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, annuity payments, or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Withdrawals

During the accumulation period, you can elect to receive regular payments from your Contract without paying withdrawal charges by using systematic partial withdrawals. Unless you specify otherwise, we will deduct systematic partial withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial withdrawal. You can partially withdraw up to 10% of your annuity value annually (or up to 10% of your initial purchase payment if a new Contract) in equal monthly, quarterly, semi-annual or annual payments of at least $200 ($50 if by direct deposit). Your initial purchase payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial withdrawal if the annuity value for the entire Contract would be reduced below $10,000. No systematic partial withdrawals are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial withdrawals. You may stop systematic partial withdrawals at any time. We reserve the right to discontinue offering systematic partial withdrawals 30 days after we send you written notice.

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You can take systematic partial withdrawals during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial withdrawal payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial withdrawal you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period after the right to cancel period has expired when the Contract is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year). If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the Contract is the lesser of:

•     50% of the annuity value; or

•     $50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.

Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current purchase payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•     while the Contract is in force; and

•     during the accumulation period.

Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:

•     the amount of any death benefit proceeds;

•     the amount we pay upon a partial withdrawal or complete surrender; or

•     the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•     in substantially level quarterly payments over a 5-year period; or

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•     over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot chance the due date or payment method. An extended repayment period cannot go beyond the year you turn 70 1⁄2.

IF:

•     a repayment is not received within 31 days from the original due date;

THEN:

•     under federal tax law you will be treated as having a deemed distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any withdrawal charge.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract to not qualify under Section 403(b) of the Code.

You may fax your loan request to us at

866-671-9215.

The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

Contract loans may not be available in all states.

8.    PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense charge, the administrative charge, the annual Contract charge and the withdrawal charge.

Charges for the optional Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the withdrawal charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the Contract.

9.    DEATH BENEFIT

Payments on Death

We will pay a death benefit to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may vary from state to state. The guarantees of these death benefits are based on our claims paying ability.

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If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of the owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Alternate Payment Elections Before the Maturity Date below for details.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a Contract, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For Contracts with multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death”. See Section 10. Other Information – Abandoned or Unclaimed Property.

Please note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 10. Other Information – Sending Forms and Transaction Requests in Good Order.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Additional Earnings Rider below for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the Contract owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

•     an owner and the annuitant ARE the same person and that person dies;

THEN:

•     we pay the death benefit proceeds to the beneficiaries, if alive, and, in some cases, reset the death benefit.(1)(2)(4)(8) If the sole beneficiary is the surviving spouse of the owner, he or she, if eligible, may continue the Contract with a reset death benefit and the annuity value adjusted to equal the death benefit proceeds.(3)

IF:

•     the surviving spouse who continued the Contract dies;

THEN:

•     we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(8) otherwise to the estate of the surviving spouse.

IF:

•     an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

•     an owner becomes the annuitant and the Contract continues.

IF:

•     an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

•     we pay the cash value to the successor owner named by the deceased owner(1)(5)(6)(7) or if the successor owner is the surviving spouse, then the Contract continues with the surviving spouse as the new owner.(6)

(1)    The Code requires that payment to the beneficiaries or successor owners be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.

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(2)    If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to the owner’s estate. If the sole beneficiary was living on the owner’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary’s estate.

(3)    If the sole beneficiary is the deceased owner’s surviving spouse, then the surviving spouse, if eligible, may elect to continue the Contract in force as the new owner and annuitant. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, the phrase “the annuitant’s 80th birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total partial withdrawals following the death report day of the first deceased owner.

(4)    If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The Contract will terminate at the end of the distribution period.

(5)    If the successor owner is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.

(6)    If the successor owner is not the deceased owner’s surviving spouse, then any living successor owner must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.

(7)    If no successor owner is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.

(8)    If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.

Different rules apply if an owner, successor owner or a beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Amount of Death Benefit Before the Maturity Date

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Contract continues in the accumulation period for a specified number of years, or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the death benefit proceeds will be as follows:

IF:

•     the owner who is the annuitant dies during the accumulation period and before the fifth Contract anniversary;

THEN:

•     the death benefit proceeds will be the greater of:

•     the annuity value of your Contract on the death report day; or

•     the total purchase payments you make to the Contract, reduced by any partial withdrawals, credited with 5% on each Contract anniversary (until the annuitant turns age 80), up to a maximum of 200% of total purchase payments minus any partial withdrawals. (Please note that the 5% credit is not available in all states.)

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IF:

•     the owner who is the annuitant dies during the accumulation period and on or after the fifth Contract anniversary;

THEN:

•     the death benefit proceeds will be the greatest of:

•     the death benefits described above;

•     the annuity value of your Contract on the fifth Contract anniversary, reduced by any partial withdrawals after the fifth Contract year;

•     if your Contract was issued before May 1, 2000, the highest annuity value as of any Contract anniversary occurring between

(a)    the later of May 1, 2000 and the fifth Contract anniversary and

(b)    the earlier of: the annuitant’s date of death; or the Contract anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

•     if your Contract was issued on or after May 1, 2000, the highest annuity value as of any Contract anniversary occurring between the fifth Contract anniversary and the earlier of:

(a)    the annuitant’s date of death; or

(b)    the Contract anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

The highest annuity value will be increased by purchase payments made and decreased by adjusted partial withdrawals taken following the Contract anniversary date with the highest annuity value. The adjusted partial withdrawal is equal to (a) times (b) where:

(a) is the ratio of the death benefit to the annuity value, calculated on the date the partial withdrawal is processed, but prior to the processing; and

(b) is the amount of the partial withdrawal.

The death benefit proceeds are reduced by any outstanding Contract loans and premium taxes due.

The death benefit proceeds are not payable after the maturity date.

Guaranteed Minimum Death Benefit Features

Additional Benefits with Spousal Continuation. If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner is the sole beneficiary, is eligible, and elects to continue the Contract, then the Contract continues with the surviving spouse as sole owner and annuitant. We will increase the annuity value of the Contract as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

If an owner who is not the annuitant dies before an annuitant and before the maturity date, and if the deceased owner’s surviving spouse is the successor owner, the Contract continues with the surviving spouse as the new owner. However, we will not increase the annuity value to equal the death benefit proceeds.

Additional Death Benefit on Beneficiary’s Death. If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed the beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.      within 5 years of the date of the owner’s death;

2.      over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

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3.      over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of the owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total partial withdrawals following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary (or successor owner) is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the Contract. These Alternate Payment Elections do apply when we pay the cash value to the successor owner on the death of an owner who is not the annuitant.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the owner who is the annuitant dies and death benefit proceeds are paid under your Contract. In order to buy this rider;

•     you must purchase it when we issue the Contract;

•     you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and

•     you and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) and/or other “stretch” annuities whose required distributions are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The date you add the rider to the Contract is the rider date.

We will pay the Additional Earnings Rider Amount under this rider only if:

•     the rider is in force at the time of death;

•     death benefit proceeds are payable under the Contract; and

•     there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

•     the rider earnings on the date we calculate the death benefit proceeds (the death report day); or

•     the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

•     the death benefit proceeds payable under the Contract; minus

•     the rider base, which is:

•     the initial purchase payment at Contract issue (this rider is no longer available after issue); plus

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•     the purchase payments made after the rider date; less

•     the amount of each partial withdrawal made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial withdrawal.

Example: A person aged 60 purchases a Contract with the Additional Earnings Rider for a $40,000 purchase payment (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of the owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000) from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a)      The rider earnings ($35,000) multiplied by the additional earnings factor (40%)=$14,000;

b)      The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%)=$40,000; or

c)      The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your Contract as part of a 1035 exchange or if you added the rider after you purchased the Contract, rider earnings do not include any gains before the rider is added to your Contract. As with all insurance, you may not realize a benefit from the purchase of this rider.

The additional earnings factors are as follows:
Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Contract and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial withdrawal on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse is the sole beneficiary and is eligible to and elects to continue the Contract, the annuity value is adjusted to equal the death benefit proceeds, the deceased owner’s spouse will have the following options:

•     terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future withdrawal charges on this amount, if any, will be waived; or

•     continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Contract. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

•     terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All withdrawal charges on this amount, if any, will be waived; or

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•     continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the Contract will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See Alternate Payment Election Options Before the Maturity Date above.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

•     we receive your written notice at our Administrative Office to cancel the rider;

•     you annuitize or surrender the Contract; or

•     the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the Contract.

The Additional Earnings Rider may vary for certain contracts and may not be available for all contracts, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

10.  OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can generally change the owner at any time by notifying us in writing at our Administrative Office in good order. There may be limitations on your ability to change the ownership of a qualified contract. An ownership change may be a taxable event.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order and, if accepted, will be effective as of the date on which the request was signed by the owner. Before the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Successor Owner

If an owner who is not the annuitant dies before the annuitant and the successor owner is not the owner’s spouse, the successor owner will become the new owner and receive the cash value.

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Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Contract Owners (exactly as registered on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Definition of Special Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Assignment

You can also generally assign the Contract any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was initially incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. Western Reserve is obligated to pay all benefits under the Contract.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the contracts.

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your annuity value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract value that is allocated to the Subaccounts of the Separate Account. Your Contract value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a Contract that exceed Contract value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of

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Contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

The Separate Account

Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Western Reserve may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

The assets of the separate account are held in Western Reserve’s name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old Contract, and there will be a new withdrawal charge period for this Contract, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035

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treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Voting Rights

To the extent required by law, Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of Contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Contract values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Contracts. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Contracts.

We have discontinued new sales of the Contracts. You may, however, continue to make purchase payments to fund your Contract pursuant to its terms, and exercise all other rights and options under your Contract—such as reallocating your cash value among investment choices, making partial withdrawals, surrendering your Contract, and making changes of ownership of your Contract.

Compensation to Broker-Dealers Who Sold the Contracts. The Contracts have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Contracts. We pay ongoing commissions through TCI to the selling firms for their past sales of the Contracts.

A limited number of affiliated and unaffiliated broker-dealers were paid commissions and overrides to “wholesale” the Contracts, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

The selling firms who have selling agreements with TCI and us were paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 4.75% of purchase payments (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Western Reserve, TCI, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements which may be referred to as revenue sharing arrangements, are described further below.

The sales representative who sold you the Contract typically receives a portion of the compensation we (and our affiliates) paid to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s main distribution channel is TFA, an affiliate, that sells Western Reserve products.

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Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage. In addition, Western Reserve and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the Contract that are distributed to current owners of the Contract.

In addition, managers and/or sales representatives of TFA and certain other firms who meet certain productivity standards may be eligible for additional compensation. If you purchased the Contract through one of our affiliated selling firms, then your payment of additional purchase payments on the Contract may help sales representatives of the selling firm, and/or their managers, qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our Contracts. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts for “preferred product” treatment of our variable annuity Contracts in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the Contracts or other criteria.

Overrides were paid on certain products to our affiliates, TFA and Life Investors Financial Group, in 2013.

No specific charge is assessed directly to Contract owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the Contract to you.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

The fixed account is not available in all states. If your Contract was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date,

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including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms

The Contract — General Provisions

Investment Experience

Historical Performance Data

Published Ratings

Administration

Records and Reports

Distribution of the Contracts

Other Products

Custody of Assets

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Guaranteed Minimum Death Benefit Rider – Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE ACCOUNT

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Access One Trust
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: to correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
ProFunds
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index.
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index®.
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index.
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400®.
ProFund VP Money Market(1)	ProFund VP Money Market(1)	ProFund Advisors LLC
Investment Objective: High level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index.
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index.
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.

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SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
ProFunds (Continued…)
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the MSCI EAFE Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ- 100® Index.
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 Value Index.
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelelcommunicationsSM Index.
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter (1.25x) the daily movement of the most recently issued 30-Year U.S. Treasury Bond.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.
Transamerica Series Trust - Service Class
TA Aegon Tactical Vanguard ETF – Conservative	Transamerica Aegon Active Asset Allocation – Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Aegon Tactical Vanguard ETF – Growth	Transamerica Aegon Active Asset Allocation – Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA BlackRock Tactical Allocation(2)	Transamerica BlackRock Tactical Allocation VP(2)	BlackRock Financial Management, Inc.(2)
Investment Objective: Conservative stability.
TA Janus Balanced	Transamerica Janus Balanced VP	Janus Capital Management LLC
Investment Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.
TA PIMCO Tactical - Balanced	Transamerica PIMCO Tactical - Balanced VP	Pacific Investment Management Company, LLC
Investment Objective: Current income and capital appreciation.
TA PIMCO Tactical - Conservative	Transamerica PIMCO Tactical - Conservative VP	Pacific Investment Management Company, LLC
Investment Objective: Capital appreciation and some current income.
TA PIMCO Tactical - Growth	Transamerica PIMCO Tactical - Growth VP	Pacific Investment Management Company, LLC
Investment Objective: Long-term capital appreciation.
TA Vanguard ETF – Balanced	Transamerica Vanguard ETF Portfolio – Balanced VP	Aegon USA Investment Management, LLC
Investment Objective: To balance capital appreciation and income.
TA Vanguard ETF – Growth	Transamerica Vanguard ETF Portfolio - Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

57

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Initial Class
TA Aegon High Yield Bond	Transamerica Aegon High Yield Bond VP	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon Money Market(1)	Transamerica Aegon Money Market VP(1)	Aegon USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of principal.
TA Aegon U.S. Government Securities	Transamerica Aegon U.S. Government Securities VP	Aegon USA Investment Management, LLC
Investment Objective: Provide as high a level of total return as is consistent with prudent investment strategies.
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA International Moderate Growth	Transamerica International Moderate Growth VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: To earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Jennison Growth	Transamerica Jennison Growth VP	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC(4)
Investment Objective: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

58

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Initial Class (Continued…)
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth(5)	Transamerica Torray Concentrated Growth VP(5)	Torray LLC(5)
Investment Objective: To provide high total return.
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

(1)	There can be no assurance that the Transamerica Aegon Money Market VP – Service Class portfolio or the ProFund Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, an partly as a result of policy charges, the yield on the TA Aegon Money Market – Service Class subaccount or the ProFund Money Market VP subaccount may become extremely low and possibly negative.

(2)	On or about May 1, 2014 Transamerica Hanlon Income VP will merge into Transamerica BlackRock Tactical Allocation VP and be subadvised by BlackRock Financial Management, Inc.
(3)	Formerly subadvised by Transamerica Asset Management, Inc.
(4)	Formerly subadvised by BlackRock Financial Management, Inc.
(5)	On or about May 1, 2014 Transamerica BNP Paribas Large Cap Growth VP will be renamed Transamerica Torray Concentrated Growth VP and subadvised by Torray LLC.

Additional Information:

The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks long-term capital appreciation.
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks to provide capital growth.

The following subaccount will be closed to new investments on December 12, 2005:
Transamerica Series Trust - Initial Class
TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks growth from capital appreciation.

The following subaccount was closed to new investments on December 12, 2011:
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

59

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

		1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Conservative – Initial Class	2013	$15.588	$16.837505	1,229,468.014
Subaccount Inception Date May 1, 2002	2012	$14.688	$15.588	1,438,298
	2011	$14.487	$14.688	1,533,868
	2010	$13.465	$14.487	1,660,989
	2009	$10.887	$13.465	1,930,018
	2008	$13.986	$10.887	2,175,882
	2007	$13.312	$13.986	2,019,921
	2006	$12.315	$13.312	1,860,043
	2005	$11.855	$12.315	1,440,553
	2004	$10.942	$11.855	1,356,740
	2003	$9.014	$10.942	1,475,743
	2002	$10.000	$9.014	1,156,325
TA Asset Allocation – Growth – Initial Class	2013	$14.330	$17.947808	1,572,703.867
Subaccount Inception Date May 1, 2002	2012	$12.887	$14.330	1,718,019
	2011	$13.795	$12.887	1,923,459
	2010	$12.151	$13.795	2,187,841
	2009	$9.477	$12.151	2,621,254
	2008	$15.896	$9.477	3,053,848
	2007	$14.937	$15.896	4,144,462
	2006	$13.081	$14.937	3,903,180
	2005	$11.801	$13.081	2,366,009
	2004	$10.465	$11.801	1,991,217
	2003	$8.102	$10.465	1,682,369
	2002	$10.000	$8.102	416,136
TA Asset Allocation – Moderate – Initial Class	2013	$15.773	$17.681067	2,424,848.731
Subaccount Inception Date May 1, 2002	2012	$14.594	$15.773	2,830,683
	2011	$14.690	$14.594	3,194,495
	2010	$13.475	$14.690	3,785,897
	2009	$10.794	$13.475	4,357,562
	2008	$14.762	$10.794	4,856,860
	2007	$13.846	$14.762	6,242,962
	2006	$12.576	$13.846	6,300,284
	2005	$11.852	$12.576	4,937,799
	2004	$10.773	$11.852	4,569,992
	2003	$8.736	$10.773	3,690,383
	2002	$10.000	$8.736	1,734,722
TA Asset Allocation – Moderate Growth – Initial Class	2013	$15.300	$18.039775	3,070,772.793
Subaccount Inception Date May 1, 2002	2012	$14.001	$15.300	3,280,371
	2011	$14.467	$14.001	3,687,963
	2010	$12.994	$14.467	4,331,295
	2009	$10.266	$12.994	4,910,667
	2008	$15.460	$10.266	5,920,283
	2007	$14.520	$15.460	8,080,986
	2006	$12.915	$14.520	7,972,433
	2005	$11.898	$12.915	6,020,950
	2004	$10.611	$11.898	4,726,217
	2003	$8.449	$10.611	3,476,522
	2002	$10.000	$8.449	1,572,625
TA International Moderate Growth – Initial Class	2013	$9.980	$11.109932	161,597.184
Subaccount Inception Date May 1, 2006	2012	$8.958	$9.980	176,406
	2011	$9.792	$8.958	200,652
	2010	$8.972	$9.792	209,166
	2009	$7.004	$8.972	210,943
	2008	$11.103	$7.004	226,269
	2007	$10.343	$11.103	378,325
	2006	$10.000	$10.343	79,458

60

		1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused – Initial Class	2013	$23.864	$30.697511	159.451
Subaccount Inception Date May 1, 1996	2012	$21.628	$23.864	1,019,245
	2011	$21.315	$21.628	1,164,066
	2010	$19.540	$21.315	1,318,734
	2009	$17.356	$19.540	1,022,312
	2008	$26.583	$17.356	933,418
	2007	$25.724	$26.583	1,176,976
	2006	$22.277	$25.724	1,476,190
	2005	$19.455	$22.277	1,383,075
	2004	$16.647	$19.455	922,235
	2003	$12.988	$16.647	1,088,071
	2002	$15.330	$12.988	1,498,188
TA Clarion Global Real Estate Securities – Initial Class	2013	$28.989	$29.746094	392,239.859
Subaccount Inception Date May 1, 1998	2012	$23.435	$28.989	448,740
	2011	$25.171	$23.435	493,941
	2010	$22.034	$25.171	560,741
	2009	$16.721	$22.034	647,961
	2008	$29.384	$16.721	815,644
	2007	$31.892	$29.384	1,224,342
	2006	$22.696	$31.892	1,583,289
	2005	$20.252	$22.696	1,103,259
	2004	$15.435	$20.252	1,050,221
	2003	$11.514	$15.435	997,537
	2002	$11.254	$11.514	893,890
TA JPMorgan Tactical Allocation – Initial Class	2013	$32.284	$33.642033	567,195.666
Subaccount Inception Date March 1, 1994	2012	$30.348	$32.284	645,335
	2011	$29.650	$30.348	736,940
	2010	$30.054	$29.650	853,786
	2009	$29.205	$30.054	1,099,078
	2008	$30.974	$29.205	1,273,940
	2007	$31.513	$30.974	1,615,698
	2006	$31.052	$31.513	2,062,568
	2005	$29.956	$31.052	2,282,556
	2004	$27.776	$29.956	2,223,985
	2003	$22.173	$27.776	2,196,629
	2002	$22.237	$22.173	2,224,886
TA JPMorgan Core Bond – Initial Class	2013	$39.667	$38.455324	510,295.271
Subaccount Inception Date February 24, 1989	2012	$38.260	$39.667	648,039
	2011	$36.025	$38.260	803,795
	2010	$33.698	$36.025	786,817
	2009	$31.136	$33.698	940,213
	2008	$29.859	$31.136	988,483
	2007	$28.271	$29.859	1,094,236
	2006	$27.546	$28.271	1,149,438
	2005	$27.265	$27.546	1,145,883
	2004	$26.413	$27.265	1,171,779
	2003	$25.646	$26.413	1,464,971
	2002	$23.614	$25.646	2,034,334
TA JPMorgan Enhanced Index – Initial Class	2013	$13.985	$18.303332	190,732.327
Subaccount Inception Date May 1, 2002	2012	$12.170	$13.985	187,666
	2011	$12.232	$12.170	166,419
	2010	$10.753	$12.232	152,606
	2009	$8.401	$10.753	168,530
	2008	$13.578	$8.401	196,780
	2007	$13.152	$13.578	203,871
	2006	$11.549	$13.152	236,628
	2005	$11.302	$11.549	242,937
	2004	$10.309	$11.302	278,808
	2003	$8.095	$10.309	177,572
	2002	$10.000	$8.095	80,755

61

		1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value – Initial Class	2013	$21.759	$28.327822	189,587.033
Subaccount Inception Date May 3, 1999	2012	$18.280	$21.759	220,883
	2011	$18.143	$18.280	252,068
	2010	$14.936	$18.143	277,452
	2009	$11.963	$14.936	318,182
	2008	$18.048	$11.963	395,908
	2007	$17.771	$18.048	560,359
	2006	$15.347	$17.771	614,858
	2005	$14.236	$15.347	603,382
	2004	$12.581	$14.236	656,682
	2003	$9.693	$12.581	551,462
	2002	$11.246	$9.693	498,499
TA Morgan Stanley Capital Growth – Initial Class	2013	$18.395	$26.933505	410,438.402
Subaccount Inception Date May 3, 1999	2012	$16.119	$18.395	442,268
	2011	$17.327	$16.119	500,239
	2010	$13.766	$17.327	583,546
	2009	$10.897	$13.766	618,930
	2008	$17.339	$10.897	761,665
	2007	$17.377	$17.339	1,111,649
	2006	$14.841	$17.377	1,191,798
	2005	$14.438	$14.841	1,162,551
	2004	$13.396	$14.438	1,443,646
	2003	$10.036	$13.396	1,750,342
	2002	$13.499	$10.036	1,985,408
TA Aegon High Yield Bond – Initial Class	2013	$18.696	$19.682831	269,581.349
Subaccount Inception Date May 1, 2003	2012	$16.129	$18.696	365,504
	2011	$15.587	$16.129	370,728
	2010	$14.036	$15.587	447,462
	2009	$9.652	$14.036	393,186
	2008	$13.065	$9.652	156,048
	2007	$12.989	$13.065	219,465
	2006	$11.854	$12.989	402,868
	2005	$11.789	$11.854	204,330
	2004	$10.875	$11.789	124,136
	2003	$10.000	$10.875	82,594
TA MFS International Equity – Initial Class	2013	$14.419	$16.817174	779,183.465
Subaccount Inception Date January 2, 1997	2012	$11.952	$14.419	825,387
	2011	$13.454	$11.952	881,477
	2010	$12.328	$13.454	1,015,135
	2009	$9.408	$12.328	1,148,732
	2008	$14.721	$9.408	1,450,763
	2007	$13.656	$14.721	1,793,603
	2006	$11.235	$13.656	1,888,022
	2005	$10.079	$11.235	1,314,850
	2004	$8.926	$10.079	978,314
	2003	$7.213	$8.926	852,134
	2002	$9.268	$7.213	369,488
TA Jennison Growth – Initial Class	2013	$11.824	$16.081216	374,504.071
Subaccount Inception Date April 29, 2010	2012	$10.342	$11.824	427,027
	2011	$10.537	$10.342	449,890
	2010	$10.000	$10.537	438,920
TA Torray Concentrated Growth – Initial Class(1)	2013	$17.297	$22.738448	290,146.912
Subaccount Inception Date April 30, 2009	2012	$14.953	$17.297	274,682
	2011	$15.491	$14.953	289,562
	2010	$13.161	$15.491	306,554
	2009	$10.000	$13.161	347,401

62

		1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return – Initial Class	2013	$16.363	$15.749672	1,077,339.294
Subaccount Inception Date May 1, 2002	2012	$15.406	$16.363	1,416,753
	2011	$14.678	$15.406	1,271,878
	2010	$13.864	$14.678	1,527,641
	2009	$12.097	$13.864	1,411,213
	2008	$12.601	$12.097	1,218,245
	2007	$11.711	$12.601	1,097,225
	2006	$11.379	$11.711	954,477
	2005	$11.259	$11.379	944,033
	2004	$10.911	$11.259	905,761
	2003	$10.531	$10.911	1,065,156
	2002	$10.000	$10.531	1,038,952
TA T. Rowe Price Small Cap – Initial Class	2013	$19.083	$27.153794	393,365.796
Subaccount Inception Date May 3, 1999	2012	$16.702	$19.083	395,646
	2011	$16.629	$16.702	428,630
	2010	$12.525	$16.629	473,101
	2009	$9.143	$12.525	463,486
	2008	$14.522	$9.143	540,433
	2007	$13.416	$14.522	710,152
	2006	$13.113	$13.416	727,891
	2005	$12.004	$13.113	970,016
	2004	$11.014	$12.004	879,194
	2003	$7.943	$11.014	941,630
	2002	$11.071	$7.943	792,014
TA Multi-Managed Balanced – Initial Class	2013	$17.471	$20.377790	3,736,087.628
Subaccount Inception Date May 1, 2002	2012	$15.716	$17.471	2,905,502
	2011	$15.294	$15.716	3,253,139
	2010	$12.476	$15.294	3,676,820
	2009	$10.002	$12.476	284,359
	2008	$14.982	$10.002	293,030
	2007	$13.353	$14.982	935,844
	2006	$12.390	$13.353	834,953
	2005	$11.620	$12.390	299,688
	2004	$10.585	$11.620	266,344
	2003	$9.411	$10.585	268,864
	2002	$10.000	$9.411	434,657
TA AllianceBernstein Dynamic Allocation – Initial Class	2013	$15.278	$16.173635	51,896.960
Subaccount Inception Date May 1, 2002	2012	$14.575	$15.278	79,001
	2011	$14.494	$14.575	102,894
	2010	$13.428	$14.494	124,811
	2009	$10.355	$13.428	125,400
	2008	$16.609	$10.355	146,616
	2007	$14.176	$16.609	195,032
	2006	$12.943	$14.176	186,954
	2005	$12.615	$12.943	155,246
	2004	$11.287	$12.615	123,627
	2003	$9.242	$11.287	130,828
	2002	$10.000	$9.242	54,656
TA WMC Diversified Growth – Initial Class	2013	$15.060	$19.703487	11,342,761.851
Subaccount Inception Date May 1, 2002	2012	$13.475	$15.060	12,672,890
	2011	$14.172	$13.475	14,327,652
	2010	$12.180	$14.172	11,566,607
	2009	$9.545	$12.180	13,115,166
	2008	$17.900	$9.545	14,906,518
	2007	$15.587	$17.900	18,213,827
	2006	$14.517	$15.587	19,101,643
	2005	$12.613	$14.517	3,882,223
	2004	$11.029	$12.613	3,945,590
	2003	$8.510	$11.029	1,276,065
	2002	$10.000	$8.510	979,830
TA Aegon Tactical Vanguard ETF – Conservative – Service Class	2013	$10.602	$11.211769	17,172.645
Subaccount Inception Date December 9, 2011	2012	$10.054	$10.602	19,409
	2011	$10.000	$10.054	12,186
TA Aegon Tactical Vanguard ETF – Growth – Service Class	2013	$10.833	$12.465721	50,356.051
Subaccount Inception Date December 9, 2011	2012	$9.886	$10.833	56,453
	2011	$10.000	$9.886	78,987

63

			1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Money Market – Initial Class	2013	$16.732	$16.526375	1,070,147.555
Subaccount Inception Date February 24, 1989	2012	$16.942	$16.732	1,231,872
	2011	$17.152	$16.942	1,334,420
	2010	$17.365	$17.152	1,380,938
	2009	$17.560	$17.365	1,744,094
	2008	$17.364	$17.560	3,004,663
	2007	$16.741	$17.364	2,075,364
	2006	$16.185	$16.741	1,728,722
	2005	$15.929	$16.185	1,589,446
	2004	$15.970	$15.929	1,294,319
	2003	$16.043	$15.970	2,528,768
	2002	$16.013	$16.043	4,470,642
TA Systematic Small/Mid Cap Value – Initial Class	2013	$20.810	$28.017968	1,411,844.646
Subaccount Inception Date October 1, 2004	2012	$18.105	$20.810	443,532
	2011	$18.831	$18.105	504,583
	2010	$14.620	$18.831	552,554
	2009	$10.336	$14.620	606,656
	2008	$17.699	$10.336	771,855
	2007	14.367	$17.699	90,370
	2006	$12.322	$14.367	872,822
	2005	$10.987	$12.322	701,255
	2004	$10.000	$10.987	36,781
TA Aegon U.S. Government Securities – Initial Class	2013	$14.579	$14.077335	250,362.863
Subaccount Inception Date May 1, 2002	2012	$14.040	$14.579	376,488
	2011	$13.211	$14.040	365,044
	2010	$12.812	$13.211	487,547
	2009	$12.417	$12.812	436,120
	2008	$11.678	$12.417	552,463
	2007	$11.150	$11.678	161,251
	2006	$10.932	$11.150	128,289
	2005	$10.828	$10.932	112,860
	2004	$10.615	$10.828	133,261
	2003	$10.440	$10.615	170,819
	2002	$10.000	$10.440	172,039
TA Morgan Stanley Mid-Cap Growth – Initial Class	2013	$49.659	$68.244066	1,122,765.329
Subaccount Inception Date March 1, 1993	2012	$46.097	$49.659	1,257,831
	2011	$50.029	$46.097	1,453,448
	2010	$37.829	$50.029	1,340,251
	2009	$23.855	$37.829	1,529,167
	2008	$44.972	$23.855	1,699,120
	2007	$37.163	$44.972	2,113,773
	2006	$34.237	$37.163	1,964,347
	2005	$32.234	$34.237	1,853,109
	2004	$30.464	$32.234	2,059,041
	2003	$24.070	$30.464	2,556,785
	2002	$36.411	$24.070	3,300,163
TA Vanguard ETF – Balanced – Service Class	2013	$11.058	$12.169791	45,240.839
Subaccount Inception Date May 1, 2008	2012	$10.329	$11.058	21,094
	2011	$10.307	$10.329	8,036
	2010	$9.428	$10.307	2,642
	2009	$8.192	$9.428	2,253
	2008	$10.000	$8.192	1,007
TA Vanguard ETF – Growth – Service Class	2013	$10.561	$12.389096	76,472.551
Subaccount Inception Date May 1, 2008	2012	$9.586	$10.561	36,899
	2011	$9.817	$9.586	40,496
	2010	$8.795	$9.817	33,959
	2009	$7.230	$8.795	38,293
	2008	$10.000	$7.230	24,806
TA Janus Balanced – Service Class	2013	$0.983	$1.155268	999,746.866
Subaccount Inception Date November 19, 2009	2012	$0.885	$0.983	517,333
	2011	$1.004	$0.885	579,476
	2010	$0.986	$1.004	689,306
	2009	$0.987	$0.986	165,466

64

			1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced – Service Class	2013	$0.926	$1.023106	1,079,341.920
Subaccount Inception Date November 19, 2009	2012	$0.929	$0.926	1,077,598
	2011	$0.973	$0.929	1,682,317
	2010	$1.021	$0.973	1,828,958
	2009	$0.998	$1.021	255,223
TA PIMCO Tactical - Growth – Service Class	2013	$0.870	$1.003354	214,940.824
Subaccount Inception Date November 19, 2009	2012	$0.875	$0.870	250,164
	2011	$1.002	$0.875	170,584
	2010	$1.022	$1.002	171,546
	2009	$0.996	$1.022	38,560
TA PIMCO Tactical - Conservative – Service Class	2013	$0.906	$.967874	384,277.624
Subaccount Inception Date November 19, 2009	2012	$0.904	$0.906	472,508
	2011	$0.989	$0.904	470,679
	2010	$1.023	$0.989	576,338
	2009	$0.997	$1.023	214,242
TA Hanlon Income – Service Class(2)	2013	$1.031	$1.048457	1,692,914.485
Subaccount Inception Date November 19, 2009	2012	$1.009	$1.031	2,290,933
	2011	$0.993	$1.009	3,315,642
	2010	$1.004	$0.993	3,125,923
	2009	$1.000	$1.004	728,437
ProFund VP Asia 30	2013	$8.003	$9.087185	47,017.705
Subaccount Inception Date September 6, 2007	2012	$7.017	$8.003	45,373
	2011	$9.732	$7.017	64,539
	2010	$8.651	$9.732	110,601
	2009	$5.680	$8.651	152,101
	2008	$11.695	$5.680	95,691
	2007	$10.000	$11.695	57,062
ProFund VP Basic Materials	2013	$9.731	$11.382553	70,876.309
Subaccount Inception Date September 6, 2007	2012	$9.083	$9.731	82,053
	2011	$10.967	$9.083	109,537
	2010	$8.562	$10.967	354,047
	2009	$5.339	$8.562	193,684
	2008	$11.129	$5.339	108,458
	2007	$10.000	$11.129	79,100
ProFund VP Bull	2013	$10.915	$13.988223	253,414.213
Subaccount Inception Date June 12, 2006	2012	$9.704	$10.915	218,526
	2011	$9.825	$9.704	58,751
	2010	$8.837	$9.825	103,413
	2009	$7.195	$8.837	174,428
	2008	$11.689	$7.195	30,748
	2007	$11.430	$11.689	37,883
	2006	$10.000	$11.430	327,086
ProFund VP Consumer Services	2013	$12.079	$16.685803	54,528.44
Subaccount Inception Date September 6, 2007	2012	$10.017	$12.079	35,805
	2011	$9.613	$10.017	296,458
	2010	$8.018	$9.613	206,695
	2009	$6.207	$8.018	1,821
	2008	$9.159	$6.207	1,608
	2007	$10.000	$9.159	279
ProFund VP Emerging Markets	2013	$8.210	$7.588195	186,944.464
Subaccount Inception Date September 6, 2007	2012	$7.801	$8.210	216,688
	2011	$9.837	$7.801	149,848
	2010	$9.073	$9.837	343,700
	2009	$5.658	$9.073	307,265
	2008	$11.480	$5.658	92,734
	2007	$10.000	$11.480	30,155
ProFund VP Europe 30	2013	$7.816	$9.389993	12,120.172
Subaccount Inception Date September 6, 2007	2012	$6.788	$7.816	28,763
	2011	$7.543	$6.788	10,505
	2010	$7.441	$7.543	9,864
	2009	$5.695	$7.441	10,908
	2008	$10.298	$5.695	14,372
	2007	$10.000	$10.298	137,992

65

			1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Falling U.S. Dollar	2013	$9.168	$8.873207	5,126.662
Subaccount Inception Date September 6, 2007	2012	$9.356	$9.168	4,247
	2011	$9.738	$9.356	5,421
	2010	$10.121	$9.738	9,944
	2009	$9.919	$10.121	17,261
	2008	$10.585	$9.919	42,818
	2007	$10.000	$10.585	11,317
ProFund VP Financials	2013	$5.509	$7.186805	88,959.117
Subaccount Inception Date September 6, 2007	2012	$4.472	$5.509	67,905
	2011	$5.255	$4.472	40,785
	2010	$4.797	$5.255	52,649
	2009	$4.223	$4.797	103,807
	2008	$8.645	$4.223	53,460
	2007	$10.000	$8.645	4,680
ProFund VP International	2013	$7.047	$8.316913	285,687.032
Subaccount Inception Date September 6, 2007	2012	$6.155	$7.047	310,096
	2011	$7.275	$6.155	53,199
	2010	$6.833	$7.275	161,697
	2009	$5.550	$6.833	118,984
	2008	$10.108	$5.550	14,326
	2007	$10.000	$10.108	12,443
ProFund VP Japan	2013	$5.242	$7.674920	62,201.419
Subaccount Inception Date September 6, 2007	2012	$4.317	$5.242	4,756
	2011	$5.366	$4.317	16,948
	2010	$5.813	$5.366	3,939
	2009	$5.334	$5.813	8,408
	2008	$9.131	$5.334	3,063
	2007	$10.000	$9.131	1,358
ProFund VP Mid-Cap	2013	$10.314	$13.323344	258,697.470
Subaccount Inception Date September 6, 2007	2012	$9.039	$10.314	249,319
	2011	$9.551	$9.039	60,317
	2010	$7.796	$9.551	65,935
	2009	$5.940	$7.796	115,599
	2008	$9.759	$5.940	35,575
	2007	$10.000	$9.759	1,582
ProFund VP Money Market	2013	$9.868	$9.747704	282,292.016
Subaccount Inception Date June 12, 2006	2012	$9.990	$9.868	313,517
	2011	$10.112	$9.990	518,339
	2010	$10.237	$10.112	516,0333
	2009	$10.361	$10.237	516,322
	2008	$10.404	$10.361	674,141
	2007	$10.152	$10.404	1,112,324
	2006	$10.000	$10.152	2,122
ProFund VP NASDAQ-100	2013	$15.184	$20.136156	61,501.750
Subaccount Inception Date June 12, 2006	2012	$13.227	$15.184	50,812
	2011	$13.200	$13.227	99,833
	2010	$11.303	$13.200	203,490
	2009	$7.529	$11.303	61,512
	2008	$13.254	$7.529	23,667
	2007	$11.410	$13.254	21,417
	2006	$10.000	$11.410	88,398
ProFund VP Oil & Gas	2013	$9.255	$11.341160	84,385.882
Subaccount Inception Date September 6, 2007	2012	$9.108	$9.255	108,314
	2011	$9.019	$9.108	123,253
	2010	$7.754	$9.019	351,494
	2009	$6.797	$7.754	167,937
	2008	$10.916	$6.797	169,320
	2007	$10.000	$10.916	31,214
ProFund VP Pharmaceuticals	2013	$11.541	$15.003801	44,854.058
Subaccount Inception Date September 6, 2007	2012	$10.448	$11.541	44,956
	2011	$9.109	$10.448	286,198
	2010	$9.179	$9.109	18,902
	2009	$7.950	$9.179	20,949
	2008	$10.001	$7.950	129,562
	2007	$10.000	$10.001	4,350

66

			1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Precious Metals	2013	$9.522	$5.836043	157,849.766
Subaccount Inception Date September 6, 2007	2012	$11.283	$9.522	129,765
	2011	$14.141	$11.283	164,468
	2010	$10.771	$14.141	231,965
	2009	$8.059	$10.771	228,869
	2008	$11.785	$8.059	236,241
	2007	$10.000	$11.785	46,547
ProFund VP Short Emerging Markets	2013	$4.125	$4.064605	12,150.346
Subaccount Inception Date September 6, 2007	2012	$4.803	$4.125	11,223
	2011	$4.395	$4.803	16,076
	2010	$5.454	$4.395	10,751
	2009	$10.769	$5.454	17,238
	2008	$8.246	$10.769	43,947
	2007	$10.000	$8.246	0
ProFund VP Short International	2013	$6.176	$4.818524	35,679.293
Subaccount Inception Date September 6, 2007	2012	$7.833	$6.176	36,773
	2011	$7.790	$7.833	19,681
	2010	$9.246	$7.790	12,147
	2009	$13.428	$9.246	25,829
	2008	$9.836	$13.428	41,758
	2007	$10.000	$9.836	0
ProFund VP Short NASDAQ-100	2013	$4.609	$3.213479	14,884.298
Subaccount Inception Date September 6, 2007	2012	$5.747	$4.609	28,873
	2011	$6.500	$5.747	28,677
	2010	$8.350	$6.500	31,272
	2009	$14.247	$8.350	29,829
	2008	$9.736	$14.247	37,934
	2007	$10.000	$9.736	2,649
ProFund VP Short Small-Cap	2013	$3.747	$2.544132	13,772.223
Subaccount Inception Date June 12, 2006	2012	$4.682	$3.747	9,314
	2011	$5.214	$4.682	11,882
	2010	$7.430	$5.214	10,573
	2009	$11.124	$7.430	22,176
	2008	$9.077	$11.124	45,685
	2007	$8.793	$9.077	52,456
	2006	$10.000	$8.793	7,040
ProFund VP Small-Cap	2013	$11.206	$15.182532	223,775.626
Subaccount Inception Date June 12, 2006	2012	$9.888	$11.206	242,199
	2011	$10.612	$9.888	55,442
	2010	$8.610	$10.612	219,817
	2009	$6.915	$8.610	28,033
	2008	$10.839	$6.915	21,821
	2007	$11.224	$10.839	34,662
	2006	$10.000	$11.224	164,404
ProFund VP Small-Cap Value	2013	$9.777	$13.293920	69,832.789
Subaccount Inception Date September 6, 2007	2012	$8.522	$9.777	52,980
	2011	$8.998	$8.522	41,929
	2010	$7.461	$8.998	35,243
	2009	$6.274	$7.461	50,620
	2008	$9.166	$6.274	39,916
	2007	$10.000	$9.166	280
ProFund VP Telecommunications	2013	$8.668	$9.594502	23,799.678
Subaccount Inception Date September 6, 2007	2012	$7.533	$8.668	76,208
	2011	$7.487	$7.533	13,212
	2010	$6.553	$7.487	24,571
	2009	$6.182	$6.553	4,774
	2008	$9.545	$6.182	55,746
	2007	$10.000	$9.545	1,524
ProFund VP UltraSmall-Cap	2013	$6.165	$11.365382	136,794.168
Subaccount Inception Date September 6, 2007	2012	$4.820	$6.165	115,932
	2011	$6.012	$4.820	131,719
	2010	$4.101	$6.012	219,273
	2009	$2.962	$4.101	150,873
	2008	$8.870	$2.962	5,616
	2007	$10.000	$8.870	11

67

			1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP U.S. Government Plus	2013	$16.379	$13.085493	18,272.264
Subaccount Inception Date September 6, 2007	2012	$16.425	$16.379	71,361
	2011	$11.587	$16.425	87,441
	2010	$10.655	$11.587	61,819
	2009	$16.010	$10.655	36,674
	2008	$10.824	$16.010	181,793
	2007	$10.000	$10.824	44,438
ProFund VP Utilities	2013	$9.665	$11.365382	136,794.168
Subaccount Inception Date September 6, 2007	2012	$9.773	$9.665	110,356
	2011	$8.420	$9.773	414,251
	2010	$8.047	$8.420	94,376
	2009	$7.358	$8.047	330,607
	2008	$10.750	$7.358	49,425
	2007	$10.000	$10.750	232,985
Access VP High Yield FundSM	2013	$14.741	$16.018027	85,168.082
Subaccount Inception Date September 6, 2007	2012	$13.079	$14.741	75,900
	2011	$12.889	$13.079	77,480
	2010	$11.213	$12.889	88,919
	2009	$9.711	$11.213	195,140
	2008	$10.312	$9.711	294,180
	2007	$10.000	$10.312	0
Fidelity – VIP Contrafund® Portfolio – Service Class 2	2013	$14.715	$19.031329	436,346.643
Subaccount Inception Date May 1, 2000	2012	$12.829	$14.715	511,031
	2011	$13.361	$12.829	593,916
	2010	$11.569	$13.361	643,635
	2009	$8.647	$11.569	751,721
	2008	$15.278	$8.647	812,411
	2007	$13.188	$15.278	1,034,932
	2006	$11.983	$13.188	894,769
	2005	$10.402	$11.983	1,104,027
	2004	$9.147	$10.402	576,460
	2003	$7.224	$9.147	432,224
	2002	$8.093	$7.224	598,832
Fidelity – VIP Equity-Income Portfolio – Service Class 2	2013	$13.826	$17.455006	179,789.393
Subaccount Inception Date May 1, 2000	2012	$11.960	$13.826	206,586
	2011	$12.030	$11.960	243,627
	2010	$10.599	$12.030	273,834
	2009	$8.263	$10.599	317,838
	2008	$14.630	$8.263	378,393
	2007	$14.627	$14.630	531,469
	2006	$12.350	$14.627	539,070
	2005	$11.845	$12.350	456,395
	2004	$10.783	$11.845	814,097
	2003	$8.397	$10.783	947,722
	2002	$10.263	$8.397	802,472
Fidelity – VIP Growth Opportunities Portfolio – Service Class 2	2013	$9.325	$12.667124	84,003.839
Subaccount Inception Date May 1, 2000	2012	$7.913	$9.325	95,569
	2011	$7.857	$7.913	116,563
	2010	$6.443	$7.857	125,669
	2009	$4.485	$6.443	211,125
	2008	$10.122	$4.485	180,557
	2007	$8.339	$10.122	357,882
	2006	$8.032	$8.339	88,725
	2005	$7.484	$8.032	92,068
	2004	$7.089	$7.484	77,995
	2003	$5.547	$7.089	96,533
	2002	$7.202	$5.547	133,384

(1)	Formerly known as TA BNP Paribas Large Cap Growth VP.
(2)	TA Hanlon Income VP merged into TA BlackRock Tactical Allocation VP.

TA BlackRock Tactical Allocation VP had not commenced operations as of December 31, 2013 therefore comparable data is not available.

68

APPENDIX C

GUARANTEED MINIMUM INCOME BENEFIT RIDER

(NO LONGER AVAILABLE)

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.’’ By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your Contract or anytime before the annuitant’s 85th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

•	you may not annuitize under the Term Certain fixed annuity payment option;
•	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

•	the annuity value on the date the rider is issued, plus
•	any additional premiums paid after the rider is issued, minus
•	an adjustment for any partial withdrawals made after the date the rider is issued
•	accumulated at the annual growth rate, minus
•	any premium taxes.

The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

69

Fixed Annuity Payment Options:

•	Term Certain - Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

Variable Annuity Payment Options:

•	Life Income - An election may be made for “No Period Certain,” “10 Years Certain,’’ or “Installment Refund.’’ Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•	Joint and Full Survivor - An election may be made for “No Period Certain,’’ “10 Years Certain,’’ or “Installment Refund.’’ Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	the annuitant dies, for example, before the due date of the second annuity payment;

Then:

•	we will make only one annuity payment and there will be no death benefit payable.

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

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Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 89th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize’’ the payments (hold them constant) during each rider year.

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

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We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

•	annuitization that is not under the rider;
•	the date you elect to upgrade (although a new rider will be issued);
•	the date we receive your complete written request to terminate the rider;
•	the date your Contract terminates or is surrendered;
•	30 days following the rider anniversary after the annuitant’s 89th birthday (earlier if required by your state); or
•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

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WRL FREEDOM ATTAINER®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

WRL Series Annuity Account

Supplement Dated May 1, 2014

to the

Prospectus dated May 1, 2014

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Attainer® dated May 1, 2014

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM ATTAINER®

VARIABLE ANNUITY

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Attainer® variable annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2014, by calling 1-800-851-9777 (Monday – Friday 8:30 a.m. - 7:00 p.m. Eastern Time), by writing to, Western Reserve Life, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by visiting our website at www.westernreserve.com. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the funds.

Dated: May 1, 2014

WRL00027-5/2014

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DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

age	The issue age, which is the annuitant’s age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative and service office. We measure Monthiversaries, Contract years, Contract months and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract.

death claim day	Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day	The valuation date on which we have received due proof of death.

fixed account	An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

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fixed account value funds	During the accumulation period, your Contract’s value in the fixed account. Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

in force	Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin.

Monthiversary	The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio	A separate investment portfolio of a fund.
purchase payments/premium

Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “purchase payment” or “premium” in this SAI, it has the same meaning as “net payment” in the Contract, which means the purchase payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

successor owner	The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.

surrender	The termination of a Contract at the option of an owner.

valuation date/ business day

Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

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valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve
(we, us, our)	Western Reserve Life Assurance Co. of Ohio.

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In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

THE CONTRACT - GENERAL PROVISIONS

Owner

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A successor owner may be named in the Contract application or in a written notice to our administrative and service office. The successor owner will become the new owner upon the owner’s death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner’s estate will become the owner.

An owner may change the ownership of the Contract in a written notice to our administrative and service office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will take effect as of the date Western Reserve accepts the written notice at our administrative and service office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

Entire Contract

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment Western Reserve makes due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified Contracts.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that

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form or other written notice acceptable to us prior to the maturity date, the Contract’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. For certain qualified Contracts the use of unisex mortality tables may be required.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age

Before 2001	Actual Age
2001-2010	Actual Age minus 1
2011-2020	Actual Age minus 2
2021-2030	Actual Age minus 3
2031-2040	Actual Age minus 4
After 2040	As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Tax Information in the Prospectus for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner is not the annuitant and dies before the annuitant:

•	if no successor owner is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
•	if the successor owner is alive and is the owner’s spouse, the Contract will continue with the spouse as the new owner; or
•	if the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner. The cash value must be distributed either:
•	within five years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or

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•

over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

If the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit (See Tax Information in the Prospectus.) We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.

If a beneficiary elects to receive the death benefit proceeds under the alternate payment option (1) or 2(ii) above, then we will: (a) allow partial withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the Contract first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative and service office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative and service office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

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Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial withdrawal on the Additional Earnings Rider Amount.

EXAMPLE 1 – Basic Additional Earnings Rider Example, with no additional purchase payments or partial withdrawals (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death	$75,000.00	Death Benefit Proceeds (DBP)
	$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
	$14,000.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 35,000 * 40% = 14,000 or b) REL * RBI * AEF = 250% * 40,000 * 40% = 40,000 or c) MRB = 1,000,000.

EXAMPLE 2 – Additional Earnings Rider Example, showing the effect of a partial withdrawal (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Partial Withdrawal	$50,000.00	Annuity Value before partial withdrawal (AV)
	$15,000.00	Partial Withdrawal (PW) (including withdrawal charges)
	$12,000.00	Withdrawal Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
	$28,000.00	Rider Base after partial withdrawal (RB) = RBI – WAB = 40,000 – 12,000

At Death	$70,000.00	Death Benefit Proceeds (DBP)
	$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
	$16,800.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 42,000 * 40% = 16,800 or b) REL * RB * AEF = 250% * 28,000 * 40% = 28,000 or c) MRB = 1,000,000.

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative and service office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

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With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The Contract will not share in Western Reserve’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each purchase payment to the Contract due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the withdrawal charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

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(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
(3)	a per share credit or charge for any taxes determined by WRL to have resulted during the valuation period from the investment operations of the subaccount;
(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C) - E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.25% on an annual basis; on a daily basis, this equals .000034035.

Then, the net investment factor =	($11.57 + 0 - 0) - .000034035 = Z = 1.014878246
($11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where: A =	The accumulation unit value for the immediately preceding valuation period.
Assume = $X

B =	The net investment factor for the current valuation period.
Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value And Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges

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including the mortality and expense risk and administrative charges that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b)	is the net investment factor for that subaccount for the valuation period; and
(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk charge and the administrative charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where: A =	Annuity unit value for the immediately preceding valuation period.
	Assume	= $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
	Assume	= Y

C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
	Assume	= Z

Then, the annuity unit value is:    $XYZ = $Q

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Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	AB
$1,000

Where: A =	The annuity value as of the maturity date. Assume	= $X
B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract. Assume	= $Y

Then, the first monthly variable annuity payment	= $XY = $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where: A =	The dollar amount of the first monthly variable annuity payment. Assume	= $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due. Assume	= $Y

Then, the number of annuity units =	$X = Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield - The yield quotation set forth in the prospectus for the TA Aegon Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield - The effective yield quotation for the TA Aegon Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA Aegon Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

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The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual Contract charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the withdrawal charge that may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount. Nor do the yield and effective yield calculations take into account the surrender charges imposed under the Contract or the charges for any optional riders. The specific withdrawal charge percentage applicable to a particular withdrawal depends on the length of time purchase payments have been held under the Contract and whether withdrawals have been made previously during that Contract year. (See Expenses—Withdrawal Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Transamerica Money Market VP subaccount and the fund are excluded from the calculation of yield.

The yield on amounts held in the TA Aegon Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Money Market VP, the types and quality of portfolio securities held by the Transamerica Aegon Money Market VP and its operating expenses. Because of the charges and deductions imposed under a Contract, the yield for the TA Aegon Money Market Subaccount will be lower than the yield for the corresponding money market portfolio.

Total Returns

The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

P(1 + T)n = ERV

Where:	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years
	ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge, and the annual Contract charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the withdrawal charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or withdrawal charges that may be applicable to a particular Contract.

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Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:  T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual Contract charge. Such data may or may not assume a complete surrender of the Contract at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

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PUBLISHED RATINGS

Western Reserve may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Western Reserve. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: purchase payments, transfers, partial withdrawals, and a complete surrender, and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS

TCI serves as principal underwriter for the Contracts. TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The Contracts were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.

During fiscal years 2013, 2012 and 2011, $1,240,286, $1,225,938 and $1,281,605, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

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CUSTODY OF ASSETS

WRL holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from WRL’s general account assets. WRL maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by WRL’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of WRL.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2013 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2013 and 2012 (restated), and for each of the three years in the period ended December 31, 2013, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve’s financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for Western Reserve as of December 31, 2013 and 2012 (restated) and for each of the three years in the period ended December 31, 2013 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT RIDER – HYPOTHETICAL ILLUSTRATIONS

(NO LONGER AVAILABLE)

This discussion assumes the rider is included in the Contract.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 purchase payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent purchase payments, loans or partial withdrawals, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$ 1,112	$ 1,049	$ 1.035	$ 999	$ 876	$ 870
15	1,787	1,605	1,663	1,545	1,366	1,349
20 (age 80)	2,960	2,440	2,777	2,392	2,200	2,116

Life Only = Life Annuity with No Period Certain       Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial withdrawals will affect the minimum annuitization value as follows: Each rider year, partial withdrawals up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial withdrawals over this limit will reduce the minimum annuitization value by an amount equal to the excess partial withdrawals amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial withdrawal to the annuity value immediately prior to the excess partial withdrawal.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

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The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the Contract and the Guaranteed Minimum Income Benefit Rider. The following graphs have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the Contract or the Guaranteed Minimum Income Benefit Rider. The graphs incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The graphs are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate graph below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the Contract and the rider.

•

The graph for the Contract assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

•

The graph for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

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•	The graph illustrates gross returns of 10.00% (net returns after expenses and after AIR deduction are 3.60% for the Contract and 2.50% for the rider).

Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$ 1,060.50	$ 1,054.80
2	$ 1,098.68	$ 1,082.32
3	$ 1,138.23	$ 1,110.68
4	$ 1,179.21	$ 1,139.80
5	$ 1,221.66	$ 1,169.72
6	$ 1,265.64	$ 1,200.45
7	$ 1,311.20	$ 1,232.03
8	$ 1,358.40	$ 1,264.48
9	$ 1,407.31	$ 1,297.81
10	$ 1,457.97	$ 1,332.07
11	$ 1,510.46	$ 1,367.27
12	$ 1,564.83	$ 1,403.44
13	$ 1,621.17	$ 1,440.61
14	$ 1,679.53	$ 1,478.80
15	$ 1,739.99	$ 1,518.05
16	$ 1,802.63	$ 1,558.37
17	$ 1,867.53	$ 1,599.81
18	$ 1,934.76	$ 1,642.39
19	$ 2,004.41	$ 1,686.13
20	$ 2,076.57	$ 1,731.07
* The corresponding net returns are 3.60% and 2.50%.

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Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$ 1,060.50	$ 1,054.80
2	$ 992.63	$ 1,054.80
3	$ 929.10	$ 1,054.80
4	$ 869.64	$ 1,054.80
5	$ 813.98	$ 1,054.80
6	$ 761.89	$ 1,054.80
7	$ 713.13	$ 1,054.80
8	$ 667.49	$ 1,054.80
9	$ 624.77	$ 1,054.80
10	$ 584.78	$ 1,054.80
11	$ 547.36	$ 1,054.80
12	$ 512.32	$ 1,054.80
13	$ 479.54	$ 1,054.80
14	$ 448.85	$ 1,054.80
15	$ 420.12	$ 1,054.80
16	$ 393.23	$ 1,054.80
17	$ 368.06	$ 1,054.80
18	$ 344.51	$ 1,054.80
19	$ 322.46	$ 1,054.80
20	$ 301.82	$ 1,054.80
* The corresponding net returns are -6.40% and -7.50%.

The Hypothetical Illustration based on 0% Gross Rate graph above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the Contract and rider. The assumptions are the same as the above except the 0% gross rate. The graph illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are –6.4% for the Contract and -7.5% for the rider.

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The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Contract and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Contract, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

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F I N A N C I A L     S T A T E M E N T S     A N D     S C H E D U L E S – S T A T U T O R Y     B A S I S

Western Reserve Life Assurance Co. of Ohio

Years Ended December 31, 2013, 2012 (restated) and 2011

Western Reserve Life Assurance Co. of Ohio

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2013, 2012 (restated) and 2011

Report of Independent Auditors

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis financial statements of Western Reserve Life Assurance Company of Ohio, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Ohio the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2013 and 2012, and the results of its operations and its cash flows for the three years ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Restatement

As discussed in Note 1 to the financial statements, the 2012 financial statements have been restated to correct an error in accounting for affiliated reinsurance receivables. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

April 28, 2014

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2013	2012
		Restated
Admitted assets
Cash and invested assets:
Bonds	$1,448,053	$1,116,229
Common stocks:
Affiliated entities (cost: 2013- $24,343; 2012- $22,921)	35,348	31,844
Unaffiliated entities (cost: 2013- $0; 2012- $117)	—	117
Mortgage loans on real estate	77,805	50,714
Real estate, at cost less accumulated depreciation (2013 - 14,745; 2012 - $12,942)
Home office properties	27,382	35,209
Properties held for sale	6,259	—
Cash, cash equivalents and short-term investments	110,547	184,234
Policy loans	442,800	411,101
Securities lending reinvested collateral assets	88,265	84,899
Other invested assets	3,012	3,293

Total cash and invested assets	2,239,471	1,917,640
Net deferred income tax asset	86,385	105,141
Premiums deferred and uncollected	2,765	2,735
Reinsurance receivable	1,910	3,358
Receivable from parent, subsidiaries and affiliates	19,859	10,992
Investment income due and accrued	17,361	14,224
Cash surrender value of life insurance policies	75,881	75,295
Other admitted assets	7,210	7,263
Separate account assets	6,969,477	6,477,241

Total admitted assets	$9,420,319	$8,613,889

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2013	2012
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,520,248	$1,300,741
Annuity	389,341	481,279
Accident and health	1,158	963
Life policy and contract claim reserves	25,085	26,339
Liability for deposit-type contracts	21,520	14,647
Other policyholders’ funds	35	41
Interest maintenance reserve	25,813	28,678
Remittances and items not allocated	10,776	9,670
Federal income taxes payable	17,160	17,951
Transfers from separate accounts due or accrued	(212,708)	(285,883)
Asset valuation reserve	17,642	12,039
Reinsurance in unauthorized companies	—	265
Funds held under coinsurance and other reinsurance treaties	78,161	54,464
Unearned investment income	9,736	9,509
Payable for securities	8,000	—
Payable for securities lending	88,265	83,058
Derivatives	4,100	1,841
Other liabilities	41,062	42,630
Separate account liabilities	6,969,477	6,477,241

Total liabilities	9,014,871	8,275,473
Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	149,627	149,627
Unassigned surplus	253,321	186,289

Total capital and surplus	405,448	338,416

Total liabilities and capital and surplus	$9,420,319	$8,613,889

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statement of Operations – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	Year Ended December 31
	2013	2012	2011
		Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$525,693	$469,503	$456,926
Annuity	12,952	13,547	22,244
Accident and health	2,446	1,658	1,429
Net investment income	92,490	81,729	80,031
Amortization of interest maintenance reserve	767	1,516	1,326
Commissions and expense allowances on reinsurance ceded	(15,257)	(8,070)	(41,716)
Reserve adjustments on reinsurance ceded	(13,390)	(13,198)	(31,044)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	291,416	300,860	312,161
Income earned on company owned life insurance	3,607	1,875	2,279
Consideration received on reinsurance recapture	1,174	—	—
Income from administrative service agreement with affiliate	24,966	23,814	24,411
Other	(6,470)	(6,652)	(6,671)

	920,394	866,582	821,376
Benefits and expenses:
Benefits paid or provided for:
Life	70,180	70,941	64,792
Surrender benefits	541,359	423,203	418,362
Annuity benefits	19,270	21,114	25,824
Other benefits	5,354	3,781	3,367
Increase (decrease) in aggregate reserves for policies and contracts:
Life	219,507	94,292	66,540
Annuity	(91,938)	(59,074)	19,085
Accident and health	195	446	(42)

	763,927	554,703	597,928
Insurance expenses:
Commissions	155,584	160,309	138,136
General insurance expenses	72,085	74,017	84,132
Taxes, licenses and fees	18,954	17,898	14,478
Net transfers from separate accounts	(280,807)	(107,485)	(62,563)
Consideration paid on reinsurance recapture	—	—	29,300
Other expenses	16,332	11,984	10,077

	(17,852)	156,723	213,560

Total benefits and expenses	746,075	711,426	811,488

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains/losses on investments	174,319	155,156	9,888
Dividends to policyholders	21	22	24

Gain from operations before federal income tax expense and net realized capital gains/losses on investments	174,298	155,134	9,864
Federal income tax expense	25,592	20,548	9,379

Gain from operations before net realized capital gains/losses on investments	148,706	134,586	485
Net realized capital gain/ (loss) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	11,103	(4,591)	(12,431)

Net income (loss)	$159,809	$129,995	$(11,946)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2011	$2,500	$70,527	$149,627	$288,610	$511,264
Net loss	—	—	—	(11,946)	(11,946)
Change in net unrealized capital gains and losses, net of tax	—	—	—	(3,720)	(3,720)
Change in nonadmitted assets	—	—	—	(27,616)	(27,616)
Change in asset valuation reserve	—	—	—	378	378
Change in liability for reinsurance in unauthorized companies	—	—	—	(104)	(104)
Dividend to stockholder	—	—	—	(250,000)	(250,000)
Change in net deferred income tax asset	—	—	—	18,337	18,337
Change in surplus as a result of reinsurance	—	—	—	41,629	41,629
Change in admitted deferred tax asset pursuant to SSAP No. 10R	—	(3,024)	—	—	(3,024)

Balance at December 31, 2011	2,500	67,503	149,627	55,568	275,198
Net income	—	—	—	129,995	129,995
Change in net unrealized capital gains and losses, net of tax	—	—	—	118	118
Change in nonadmitted assets	—	—	—	(7,849)	(7,849)
Change in asset valuation reserve	—	—	—	(3,201)	(3,201)
Dividend to stockholder	—	—	—	(27,000)	(27,000)
Change in net deferred income tax asset	—	—	—	(12,437)	(12,437)
Change in surplus as a result of reinsurance	—	—	—	(21,315)	(21,315)
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	(67,503)	—	67,503	—
Correction of error - reinsurance	—	—	—	4,907	4,907

Balance at December 31, 2012 - restated	$2,500	$—	$149,627	$186,289	$338,416

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2012 - restated	$2,500	$149,627	$186,289	$338,416
Net income	—	—	159,809	159,809
Change in net unrealized capital gains and losses, net of tax	—	—	4,189	4,189
Change in nonadmitted assets	—	—	(11,138)	(11,138)
Change in asset valuation reserve	—	—	(5,603)	(5,603)
Change in liability for reinsurance in unauthorized and certified companies	—	—	265	265
Dividend to stockholder	—	—	(50,000)	(50,000)
Change in net deferred income tax asset	—	—	(14,829)	(14,829)
Change in surplus as a result of reinsurance	—	—	(15,661)	(15,661)

Balance at December 31, 2013	$2,500	$149,627	$253,321	$405,448

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
		Restated
Operating activities
Premiums collected, net of reinsurance	$540,933	$485,063	$480,756
Net investment income received	96,249	84,038	85,361
Miscellaneous income received	278,156	277,542	271,567
Benefit and loss related payments	(636,087)	(521,038)	(698,717)
Commissions, expenses paid and aggregate write-ins for deductions	(262,111)	(264,731)	(250,591)
Net transfers from separate accounts	354,274	200,378	371,180
Dividends paid to policyholders	(21)	(22)	(24)
Federal and foreign income taxes paid	(25,415)	(5,134)	(88,126)

Net cash provided by operating activities	345,978	256,096	171,406
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	321,363	337,040	263,103
Common stocks	117	2	120
Mortgage loans on real estate	3,846	9,355	6,267
Other invested assets	6	1	—
Securities lending reinvested collateral assets	—	4,729	104,301
Miscellaneous proceeds	21,512	5,275	6

Total investment proceeds	346,844	356,402	373,797
Costs of investments acquired:
Bonds	(657,368)	(562,044)	(212,793)
Common stocks	(825)	(1,143)	(597)
Mortgage loans on real estate	(31,484)	(10,800)	(43,694)
Real estate	(235)	(153)	66
Other invested assets	(651)	(502)	(845)
Securities lending reinvested collateral assets	(3,366)	—	—
Miscellaneous applications	(33)	(4,550)	(18,575)

Total cost of investments acquired	(693,962)	(579,192)	(276,438)
Net increase in policy loans	(31,699)	(5,064)	(14,526)

Net cost of investments acquired	(725,661)	(584,256)	(290,964)

Net cash (used in) provided by investing activities	(378,817)	(227,854)	82,833

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
		Restated
Financing and miscellaneous activities
Cash provided (applied):
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(1,417)	1,424	(2,510)
Borrowed funds	331	21,064	5,229
Dividends to stockholder	(50,000)	(27,000)	(250,000)
Funds held under reinsurance treaty with unauthorized reinsurers	23,697	20,836	18,404
Receivable from parent, subsidiaries and affiliates	(8,867)	(8,925)	10,767
Payable to parent, subsidiaries and affiliates	—	(26,732)	6,775
Payable for securities lending	3,366	(4,726)	(104,302)
Other cash provided (applied)	(7,958)	9,696	(10,387)

Net cash (used in) provided by financing and miscellaneous activities	(40,848)	(14,363)	(326,024)

Net (decrease) increase in cash, cash equivalents and short-term investments	(73,687)	13,880	(71,785)
Cash, cash equivalents and short-term investments:
Beginning of year	184,234	170,354	242,139

End of year	$110,547	$184,234	$170,354

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of Aegon USA, LLC (Aegon). Aegon is an indirect, wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP No. 101). Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustments for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate that the Company classifies as held for sale is measured at lower

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balance.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company did not exclude any investment income due and accrued with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Total return swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedge item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $282,851, $305,221 and $349,011, in 2013, 2012 and 2011, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $291,416, $300,860 and $312,161, in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of premium for periods beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Recent Accounting Pronouncements

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 13 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 9 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operation of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 6 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 2 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $67,503 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 5 Income Taxes for further details.

For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes –Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $67,503 at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 2 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures to be made in the Notes to the Financial Statements. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective December 31, 2014 the Company will adopt revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision is expected to be immaterial to the financial position and results of operations of the Company.

Reclassifications

Certain reclassifications have been made to the 2012 financial statements to conform to the 2013 presentation.

During 2013, the Company changed the presentation of derivative liabilities. As a result of these changes, $1,841 was reclassified between the Other liabilities line and the Derivatives line in the 2012 Balance Sheet to conform to the 2013 presentation.

Correction of Errors

In 2014 after the filing of the Annual Statement, the Company discovered an error in the reporting of an affiliated modified coinsurance transaction resulting in misstatements of the reserve adjustments on reinsurance ceded, commissions and expense allowances on reinsurance ceded, and benefit expenses in the Statement of Operations. The impact of this error on the aforementioned accounts as of December 31, 2011 was an understatement of net income of $7,549 ($4,907 net of tax). This was corrected and is reflected as a correction of an error in the capital and surplus accounts of the 2012 Statement of Changes in Capital and Surplus. The 2012 financial statements have been restated to properly reflect the impact of the error and the 2013 financial statements have been properly stated.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Restatements

The Company identified errors in its prior year audited statutory financial statements related to affiliated reinsurance receivables. The Company has obtained approval from the Ohio Department of Insurance to restate its 2012 statutory financial statements. The following tables show the impact of the restatement.

	Year Ended December 31, 2012
Balance sheet	As Reported	Adjustment	As Restated
Total admitted assets
Net deferred income tax asset	103,071	2,070	105,141
Receivable from parent, subsidiaries and affiliates	—	10,992	10,992

Total admitted assets	$8,600,827	$13,062	$8,613,889

Total liabilities
Payable to parent	15,332	(15,332)	—
Federal income taxes payable	8,738	9,213	17,951

Total liabilities	$8,281,592	$(6,119)	$8,275,473

	Year Ended December 31, 2012
Statement of Operation	As Reported	Adjustment	As Restated
Commissions and expense allowances on reinsurance ceded	(3,415)	(4,655)	(8,070)
Reserve adjustments on reinsurance ceded	(24,697)	11,499	(13,198)
Benefits paid or provided for: Life	70,668	273	70,941
Gain before benefit from income taxes	148,563	6,571	155,134
Expense from income taxes	13,977	6,571	20,548

Net income	$129,995	$—	$129,995

	Year Ended December 31, 2012
Statement of Changes in Capital and Surplus	As Reported	Adjustment	As Restated
Balance at January 1, 2012	$275,198	$—	$275,198
Net income	129,995	—	129,995
Change in nonadmitted assets	(9,919)	2,070	(7,849)
Change in surplus as a result of reinsurance	(33,519)	12,204	(21,315)
Correction of error - reinsurance	—	4,907	4,907

Balance at December 31, 2012	$319,235	$19,181	$338,416

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31, 2012
Consolidated Statement of Cash Flows	As Reported	Adjustment	As Restated
Operating activities:
Miscellaneous income received	258,494	19,048	277,542
Benefit and loss related payments	(520,765)	(273)	(521,038)

Net cash provided by (used in) operating activities	$237,321	$18,775	$256,096

Investing activities:

Net cash (used in) provided by investing activities	$(227,854)	$—	$(227,854)

Financing and miscellaneous activities:
Receivable from parent, subsidiaries and affiliates	2,067	(10,992)	(8,925)
Payable to parent, subsidiaries and affiliates	(11,400)	(15,332)	(26,732)
Other cash provided (applied)	2,147	7,549	9,696

Net cash (used in) provided by financing and miscellaneous activities	$4,412	$(18,775)	$(14,363)

2. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash in not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunctions with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable from/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Investment Contract Liabilities: The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 6, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

	December 31 2013
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$106,781	$106,781	$—	$106,781	$—	$—
Bonds	1,481,846	1,448,053	92,402	1,360,214	29,230	—
Mortgage loans on real estate	79,470	77,805	—	—	79,470	—
Other invested assets	500	500	—	500	—	—
Policy loans	442,800	442,800	—	442,800	—	—
Securities lending reinvested collateral	88,261	88,265	—	88,261	—	—
Receivable from parent, subsidiaries and affiliates	19,859	19,859	—	19,859	—	—
Separate account assets	6,969,477	6,969,477	6,969,477	—	—	—
Liabilities
Investment contract liabilities	415,572	408,065	—	3,735	411,837	—
Deposit-type contracts	21,520	21,520	—	21,520	—	—
Equity swaps	4,100	4,100	—	4,100	—	—
Separate account annuity liabilities	3,383,676	3,383,676	—	3,383,676	—	—

	December 31 2012 - restated
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$182,489	$182,489	$—	$182,489	$—	$—
Bonds	1,205,473	1,116,229	72,215	1,124,699	8,559	—
Common stocks, other than affiliates	117	117	117	—	—	—
Mortgage loans on real estate	52,182	50,714	—	—	52,182	—
Policy loans	411,101	411,101	—	411,101	—	—
Securities lending reinvested collateral	84,804	84,899	—	84,804	—	—
Receivable from parent, subsidiaries and affiliates	10,992	10,992	—	10,992	—	—
Separate account assets	6,477,241	6,477,241	6,477,241	—	—	—
Liabilities
Investment contract liabilities	495,984	493,117	—	9,346	486,638	—
Deposit-type contracts	14,647	14,647	—	14,647	—	—
Interest rate swaps	1,841	1,841	—	1,841	—	—
Separate account annuity liabilities	3,251,991	3,251,991	—	3,251,991	—	—

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:

	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$1,455	$551	$2,006

Total bonds	—	1,455	551	2,006
Cash equivalents and short-term investments
Government	—	3	—	3
Industrial and miscellaneous	—	61,490	—	61,490
Mutual funds	—	45,194	—	45,194
Sweep accounts	—	94	—	94

Total Short-term	—	106,781	—	106,781
Separate account assets	—	—	—	—

Total assets at fair value	$—	$108,236	$551	$108,787

Liabilities:
Derivative liabilities	$—	$4,100	$—	$4,100

Total liabilities at fair value	$—	$4,100	$—	$4,100

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$1,246	$555	$1,801

Total bonds	—	1,246	555	1,801
Common stock
Industrial and miscellaneous	117	—	—	117

Total common stock	117	—	—	117
Cash equivalents and short-term investments
Government	—	3	—	3
Industrial and miscellaneous	—	134,981	—	134,981
Mutual funds	—	47,260	—	47,260
Sweep accounts	—	245	—	245

Total Short-term	—	182,489	—	182,489
Separate account assets	6,477,241	—	—	6,477,241

Total assets at fair value	$6,477,358	$183,735	$555	$6,661,648

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2013 and 2012:

	Balance at January 1, 2013	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Other	$555	$—	$—	$43	$(27)

Total	$555	$—	$—	$43	$(27)

	Issuances	Purchases	Sales	Settlements	Balance at December 31, 2013
Bonds
Other	$—	$—	$—	$20	$551

Total	$—	$—	$—	$20	$551

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Other	$559	$—	$—	$51	$(25)

Total	$559	$—	$—	$51	$(25)

	Issuances	Purchases	Sales	Settlements	Balance at December 31, 2012
Bonds
Other	$—	$—	$—	$30	$555

Total	$—	$—	$—	$30	$555

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. The Company is exploring the sale of 2 parcels of land adjacent to its home office properties. Therefore, these 2 properties are carried at fair value less cost to sell as of December 31, 2013, which amounts to $6,259. There was no real estate carried at fair value as of December 31, 2012.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

3. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$82,813	$1,150	$10	$2,075	$81,878
State, municipal and other government	32,010	759	354	1,246	31,169
Hybrid securities	19,038	2,622	—	—	21,660
Industrial and miscellaneous	936,439	37,152	1,088	15,148	957,355
Mortgage and other asset-backed securities	377,753	17,489	1,079	4,379	389,784

	$1,448,053	$59,172	$2,531	$22,848	$1,481,846

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$52,940	$5,702	$—	$—	$58,642
State, municipal and other government	27,378	3,421	50	—	30,749
Hybrid securities	19,055	864	1,238	—	18,681
Industrial and miscellaneous	720,424	68,173	24	1,072	787,501
Mortgage and other asset-backed securities	296,432	19,586	6,083	35	309,900

	$1,116,229	$97,746	$7,395	$1,107	$1,205,473

At December 31, 2013 and 2012, respectively, for bonds that have been in a continuous loss position for greater than or equal to twelve months, the Company held 26 and 21 securities with a carrying amount of $49,119 and $51,454 and an unrealized loss of $2,531 and $7,394 with an

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

average price of 94.9 and 85.6 (fair value/amortized cost). Of this portfolio, 82.2% and 72.4% were investment grade with associated unrealized losses of $1,394 and $5,266, respectively.

At December 31, 2013 and 2012, respectively, for bonds that have been in a continuous loss position for less than twelve months, the Company held 178 and 17 securities with a carrying amount of $609,765 and $61,424 and an unrealized loss of $22,848 and $1,107 with an average price of 96.3 and 98.2 (fair value/amortized cost). Of this portfolio, 98.0% and 88.5% were investment grade with associated unrealized losses of $21,926 and $788, respectively.

The estimated fair value of bonds and common stocks with gross unrealized losses at December 31, 2013 and 2012 are as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$540	$64,656	$65,196
State, municipal and other government	1,814	14,149	15,963
Industrial and miscellaneous	27,904	380,486	408,390
Mortgage and other asset-backed securities	16,330	127,625	143,955

	$46,588	$586,916	$633,504

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$—	$550	$550
State, municipal and other government	2,120	—	2,120
Hybrid securities	8,250	—	8,250
Industrial and miscellaneous	641	57,229	57,870
Mortgage and other asset-backed securities	33,049	2,539	35,588

	44,060	60,318	104,378
Unaffiliated common stocks	—	116	116

	$44,060	$60,434	$104,494

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepay penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$25,979	$26,476
Due after one year through five years	294,870	311,620
Due after five years through ten years	507,668	510,003
Due after ten years	241,783	243,963

	$1,070,300	$1,092,062
Mortgage and other asset-backed securities	377,753	389,784

	$1,448,053	$1,481,846

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 or 2011. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2012.

	Amortized
	Cost Basis	OTTI Recognized in Loss
	Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2012
OTTI recognized 4th Quarter:
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$8,122	$—	$117	$8,005

Total 4th Quarter OTTI on loan-backed securities	8,122	—	117	8,005

Aggregate total	$8,122	$—	$117	$8,005

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost
	before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$4,934	$244	$4,690	$930
2nd quarter present value of cash flows expected to be less than the amortized cost basis	3,857	64	3,793	403
3rd quarter present value of cash flows expected to be less than the amortized cost basis	6,137	505	5,632	1,815
4th quarter present value of cash flows expected to be less than the amortized cost basis	2,378	104	2,274	2,135

Aggregate total	$17,306	$917	$16,389	$5,283

	Amortized Cost
	before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,582	$10	$1,572	$926
2nd quarter present value of cash flows expected to be less than the amortized cost basis	6,924	56	6,868	2,062
3rd quarter present value of cash flows expected to be less than the amortized cost basis	31	1	30	18
4th quarter present value of cash flows expected to be less than the amortized cost basis	14,707	317	14,390	9,570

Aggregate total	$23,244	$384	$22,860	$12,576

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,000	$24	$976	$529
2nd quarter present value of cash flows expected to be less than the amortized cost basis	2,733	80	2,653	1,548
3rd quarter present value of cash flows expected to be less than the amortized cost basis	2,604	25	2,579	1,377
4th quarter present value of cash flows expected to be less than the amortized cost basis	3,821	108	3,713	2,307

Aggregate total	$10,158	$237	$9,921	$5,761

The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
35729PPC8	$4,000	$3,869	$131	$3,869	$703	1Q 2013
759950FJ2	934	822	112	822	227	1Q 2013
35729PPC8	3,857	3,793	64	3,793	403	2Q 2013
35729PPC8	3,783	3,598	185	3,598	355	3Q 2013
759950FJ2	818	652	166	652	255	3Q 2013
12668WAC1	813	785	28	785	727	4Q 2013
759950FJ2	201	190	11	190	207	4Q 2013

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year Ended December 31, 2013
The aggregate amount of unrealized losses	$1,974	$4,389
The aggregate related fair value of securities with unrealized losses	18,285	127,677

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Losses 12 Months or More	Losses Less Than 12 Months
Year Ended December 31, 2012
The aggregate amount of unrealized losses	$11,568	$35
The aggregate related fair value of securities with unrealized losses	34,850	4,056

Detail of net investment income is presented below:

	Year Ended December 31
	2013	2012	2011
Income:
Bonds	$55,638	$47,292	$41,739
Common stocks	15,510	13,925	18,667
Mortgage loans on real estate	2,542	2,091	1,502
Real estate	4,520	4,409	4,571
Policy loans	22,562	21,841	21,751
Cash, cash equivalents and short-term investments	213	314	386
Derivatives	23	—	(516)
Other invested assets	(764)	(684)	(1,287)
Other	1,250	1,130	515

Gross investment income	101,494	90,318	87,328
Less investment expenses	9,004	8,589	7,297

Net investment income	$92,490	$81,729	$80,031

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2013	2012	2011
Proceeds	$312,963	$324,065	$258,853

Gross realized gains	$3,042	$6,484	$3,231
Gross realized losses	(6,545)	(1,347)	(2,031)

Net realized capital gains (losses)	$(3,503)	$5,137	$1,200

The Company had gross realized losses for the years ended December 31, 2013, 2012, and 2011 of $923, $417 and $311, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2013	2012	2011
Bonds	$(4,426)	$4,720	$889
Common stocks	—	1	—
Mortgage loans	—	252	237
Real estate	(830)	—	—
Cash, cash equivalents and short-term investments	—	—	5
Derivatives	13,326	(4,550)	(13,204)
Other	(33)	(170)	—

	8,037	253	(12,073)
Federal income tax effect	968	(1,153)	402
Transfer to interest maintenance reserve	2,098	(3,691)	(760)

Net realized capital gains (losses) on investments	$11,103	$(4,591)	$(12,431)

The Company did not have any recorded investments in restructured securities at December 31, 2013 and 2011. At December 31, 2012, the Company had recorded investments in restructured securities of $118. The capital gain taken as a direct result of restructures in 2012 was $34. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2013	2012	2011
Bonds	$4,581	$765	$(999)
Common stocks	1	(1)	(3,237)
Affiliated entities	2,679	342	—
Derivatives	(2,259)	(1,330)	461
Other invested assets	—	222	(206)

Change in unrealized capital gains (losses)	5,002	(2)	(3,981)
Taxes on unrealized capital gains/losses	—	120	261

Change in unrealized capital gains (losses), net of tax	$5,002	$118	$(3,720)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

	Commercial	Total
AAA - AA	$26,358	$26,358
A	51,447	51,447

	$77,805	$77,805

The credit quality for commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2013, the Company issued mortgage loans with a maximum interest rate of 3.80% and a minimum interest rate of 3.60% for commercial loans. During 2012, the Company issued mortgage loans with a maximum interest rate of 3.75% and a minimum interest rate of 3.70% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the years ending December 31, 2013 and 2012 at the time of origination was 64% and 70%, respectively. During 2013 and 2012, no loans were transferred from affiliated entities.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2013	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$—	$—	$—	$—	$77,805	$—	$77,805
(b) 30-59 Days Past Due	—	—	—	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

		Residential		Commercial
December 31, 2012	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$—	$—	$—	$—	$50,714	$—	$50,714
(b) 30-59 Days Past Due	—	—	—	—	—	—	-
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2013, 2012 or 2011. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2013, 2012 or 2011.

During 2013, 2012 and 2011, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $759 and $482, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2013	2012		2013	2012
South Atlantic	57%	39%	Retail	46%	74%
W. South Central	15	11	Other	34	2
Pacific	12	24	Office	20	24
Middle Atlantic	7	11
W. North Central	6	10
Mountain	3	5

At December 31, 2013, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from two to eight and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from two to thirteen years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during 2013 related to these credits.

At December 31, 2012, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from three to nine and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from three to fourteen years. There were no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during 2012 related to these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2013 and 2012:

		December 31, 2013
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$160	$489

Total		$160	$489

		December 31, 2012
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$426	$755

Total		$426	$755

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2014 to 2015.

The Company had no non-transferable state tax credits.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2013 and 2012, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value. At December 31, 2013 and 2012, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $4,100 and $1,841, respectively.

At December 31, 2013 and 2012, respectively, the Company has recorded $(4,100) and $(1,841) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

The Company did not recognize any unrealized gains or losses during 2013 or 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2013 and 2012, respectively, the Company had outstanding receive fixed - pay fixed swaps with a notional amount of $690 and $8.

At December 31, 2013 and 2012, respectively, the Company had outstanding receive fixed - pay floating swaps with a notional amount of $14,368 and $0.

The Company recognized net realized gain (losses) from swaps in the amount of $(3,558), $(3,791) and $0 for the years ended December 31, 2013, 2012, and 2011, respectively.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $16,914, $758 and $13,203 for the years ended December 31, 2013, 2012 and 2011, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Open futures contracts at December 31, 2013 and 2012 are as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2013
		DJ EURO STOXX
Long	967	March 2014 Futures	$28,040	$30,054
		HANG SENG IDX
Long	140	January 2014 Futures	162,918	163,331
		S&P 500
Long	306	March 2014 Futures	134,506	140,844
		S&P 500
Short	135	March 2014 Futures	59,917	62,137

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012
		DJ EURO STOXX
Long	529	March 2013 Futures	$18,310	$18,290
		HANG SENG IDX
Long	60	January 2013 Futures	8,751	8,779
		S&P 500
Long	44	March 2013 Futures	15,070	15,621

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:

	Gross Restricted Current Year
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b. Collateral held under security lending agreements	88,184	—	—	—	88,184
c. Subject to repurchase agreements	—	—	—	—	—
d. Subject to reverse repurchase agreements	—	—	—	—	—
e. Subject to dollar repurchase agreements	26,475	—	—	—	26,475
f. Subject to dollar reverse repurchase agreements	—	—	—	—	—
g. Placed under option contracts	—	—	—	—	—
h. Letter stock or securities restricted as to sale	—	—	—	—	—
i. On deposit with state(s)	3,526	—	—	—	3,526
j. On deposit with other regulatory bodies	—	—	—	—	—
k. Pledged as collateral not captured in other categories	18,694	—	—	—	18,694
l. Other restricted assets	—	—	—	—	—

m. Total Restricted Assets	$136,879	$—	$—	$—	$136,879

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross Restricted			Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	0.00%	0.00%
b. Collateral held under security lending agreements	84,932	3,252	88,184	0.94	0.94
c. Subject to repurchase agreements	—	—	—	0.00	0.00
d. Subject to reverse repurchase agreements	—	—	—	0.00	0.00
e. Subject to dollar repurchase agreements	25,986	489	26,475	0.28	0.28
f. Subject to dollar reverse repurchase agreements	—	—	—	0.00	0.00
g. Placed under option contracts	—	—	—	0.00	0.00
h. Letter stock or securities restricted as to sale	—	—	—	0.00	0.00
i. On deposit with state(s)	3,567	(41)	3,526	0.04	0.04
j. On deposit with other regulatory bodies	—	—	—	0.00	0.00
k. Pledged as collateral not captured in other categories	14,125	4,569	18,694	0.20	0.20
l. Other restricted assets	—	—	—	0.00	0.00

m. Total Restricted Assets	$128,610	$8,269	$136,879	1.46%	1.46%

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $18,694 and $14,125, respectively, in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.

4. Reinsurance

The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2013	2012	2011
Direct premiums	$729,989	$684,163	$670,285
Reinsurance assumed - affiliated	—	—	763
Reinsurance ceded - affiliated	(139,956)	(149,569)	(143,983)
Reinsurance ceded - non-affiliated	(48,942)	(49,886)	(46,466)

Net premiums earned	$541,091	$484,708	$480,599

The Company received reinsurance recoveries in the amount of $126,271, $137,800 (restated) and $129,708 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $16,802 and $18,533, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $491,148 and $631,262, respectively. As of December 31, 2013 and 2012, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $433,483 and $571,479, respectively.

The Company would experience no reduction in surplus at December 31, 2013 if all reinsurance agreements were cancelled.

On July 1, 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $1,174, life and claim reserves recaptured were $3,296, premiums recaptured were $2,004, and claims recaptured were $956, resulting in a pre-tax loss of $1,081, which was included in the Statement of Operations.

On April 26, 2011, Aegon N.V announced the divestiture of its life reinsurance operations, Transamerica Reinsurance to SCOR SE, a Societas Europaea organized under the laws of France (SCOR), which was effective August 9, 2011.

The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited, an Irish reinsurance company (TIRI). In preparation of the divestiture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

(Bermuda) Ltd. (TIRe), an affiliate. As a result of these transactions, the net impact to the Company was a pre-tax loss of $94,262, which was included in the statement of operations, and a net of tax gain of $63,421 which has been credited directly to unassigned surplus. Additional information surrounding these transactions is outlined below.

Effective April 1, 2011, the Company recaptured the traditional life business that was previously reinsured on a coinsurance funds withheld basis to TIRI, and subsequently reinsured this business to TIRe. The Company paid recapture consideration of $29,300 and released the associated funds withheld liability of $22,729 associated with the recapture, and received an initial ceding commission of $27,400 and established a funds withheld liability of $23,061 on the new cession to TIRe. Life, claim reserves and other assets associated with this block that were exchanged were $86,197, $9,563 and $2,344, respectively. The Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRI in the amount of $175 ($120 net of tax) resulting in a pre-tax loss of $99,812 on the recapture which was included in the statement of operations as of December 31, 2011. The cession to TIRe resulted in a net of tax gain of $63,541, which was credited directly to unassigned surplus at December 31, 2011.

Effective April 1, 2011, TIRI, recaptured the BOLI/COLI catastrophic mortality risk that had previously been retro-ceded to the Company. The Company released life and claim reserves of $5,507 and $43, respectively, with no consideration exchanged, resulting in a pre-tax gain of $5,550 which was included in the statement of operations at December 31, 2011.

During 2013, 2012 and 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2011 of $15,661, $21,315 (restated) and $21,792, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2013, 2012 and 2011 were $196,300, $179,100 and $273,000, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$188,007	$5,014	$193,021
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	188,007	5,014	193,021
Deferred Tax Assets Nonadmitted	98,096	—	98,096

Subtotal (Net Deferred Tax Assets)	89,911	5,014	94,925
Deferred Tax Liabilities	6,726	1,814	8,540

Net Admitted Deferred Tax Assets	$83,185	$3,200	$86,385

	December 31, 2012 – restated
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$204,072	$5,477	$209,549
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	204,072	5,477	209,549
Deferred Tax Assets Nonadmitted	94,756	225	94,981

Subtotal (Net Deferred Tax Assets)	109,316	5,252	114,568
Deferred Tax Liabilities	8,074	1,353	9,427

Net Admitted Deferred Tax Assets	$101,242	$3,899	$105,141

	Ordinary	Change Capital	Total
Gross Deferred Tax Assets	$(16,065)	$(463)	$(16,528)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(16,065)	(463)	(16,528)
Deferred Tax Assets Nonadmitted	3,340	(225)	3,115

Subtotal (Net Deferred Tax Assets)	(19,405)	(238)	(19,643)
Deferred Tax Liabilities	(1,348)	461	(887)

Net Admitted Deferred Tax Assets	$(18,057)	$(699)	$(18,756)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2013	2012	Change
		Restated
Ordinary
Policyholder reserves	$87,923	$105,158	(17,235)
Investments	1,436	644	792
Deferred acquisition costs	83,907	85,238	(1,331)
Compensation and benefits accrual	458	470	(12)
Receivables - nonadmitted	13,607	10,866	2,741
Corporate Provision	—	350	(350)
Other (including items <5% of ordinary tax assets)	676	1,346	(670)

Subtotal	188,007	204,072	(16,065)
Nonadmitted	98,096	94,756	3,340

Admitted ordinary deferred tax assets	89,911	109,316	(19,405)
Capital:
Investments	5,014	5,477	(463)
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	5,014	5,477	(463)
Nonadmitted	—	225	(225)

Admitted capital deferred tax assets	5,014	5,252	(238)

Admitted deferred tax assets	$94,925	$114,568	$(19,643)

	Year Ended December 31
	2013	2012	Change
		Restated
Deferred Tax Liabilities:
Ordinary
Investments	$27	$295	$(268)
§807(f) adjustment	6,075	7,769	(1,694)
Other (including items <5% of total ordinary tax liabilities)	291	10	281

Subtotal	6,393	8,074	(1,681)
Capital
Investments	2,147	1,353	794
Other (including items <5% of total capital tax liabilities)	—	—	—

Subtotal	2,147	1,353	794

Deferred tax liabilities	8,540	9,427	(887)

Net deferred tax assets/liabilities	$86,385	$105,141	$(18,756)

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2013 and 2012.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2013
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$59,186	$568	$59,754
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23,999	2,632	26,631
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,999	2,632	26,631
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	43,246
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2( a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	6,726	1,814	8,540

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$89,911	$5,014	$94,925

	December 31, 2012 - restated
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$78,322	$1,538	$79,860
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	22,921	2,360	25,281
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	22,921	2,360	25,281
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	32,425
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2( a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	8,074	1,353	9,427

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$109,317	$5,251	$114,568

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(19,136)	$(970)	$(20,106)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	1,078	272	1,350
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,078	272	1,350
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	10,821
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(1,348)	461	(887)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(19,406)	$(237)	$(19,643)

	December 31
	2013	2012	Change
		Restated
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	660%	629%	31%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$319,063	$233,275	$85,788

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:

	December 31, 2013
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$188,007	$5,014	$193,021
(% of Total Adjusted Gross DTAs)	0%	89%	2%

Net Admitted Adjusted Gross DTAs	$89,911	$5,014	$94,925
(% of Total Net Admitted Adjusted Gross DTAs)	0%	52%	3%

	December 31, 2012 - restated
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$204,072	$5,477	$209,549
(% of Total Adjusted Gross DTAs)	0%	72%	2%

Net Admitted Adjusted Gross DTAs	$109,317	$5,251	$114,568
(% of Total Net Admitted Adjusted Gross DTAs)	0%	38%	2%

		Change
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$(16,065)	$(463)	$(16,528)
(% of Total Adjusted Gross DTAs)	0%	17%	0%

Net Admitted Adjusted Gross DTAs	$(19,406)	$(237)	$(19,643)
(% of Total Net Admitted Adjusted Gross DTAs)	0%	14%	1%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2013	2012	Change
		Restated
Current Income Tax
Federal	$25,592	$20,548	$5,044
Foreign	—	—	—

Subtotal	25,592	20,548	5,044

Federal income tax on net capital gains	(968)	1,153	(2,121)
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$24,624	$21,701	$2,923

	Year Ended December 31
	2012	2011	Change
	Restated
Current Income Tax
Federal	$20,548	$9,379	$11,169
Foreign	—	—	—

Subtotal	20,548	9,379	11,169

Federal income tax on net capital gains	1,153	(402)	1,555
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$21,701	$8,977	$12,724

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2013	2012	2011
		Restated
Current income taxes incurred	$24,624	$21,701	$8,977
Change in deferred income taxes (without tax on unrealized gains and losses)	14,829	12,437	(18,337)

Total income tax reported	$39,453	$34,138	$(9,360)

Income before taxes	$182,335	$155,387	$(2,209)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$63,817	$54,385	$(773)
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(13,794)	(9,949)	(13,603)
Tax credits	(499)	(847)	(1,817)
Tax-exempt Income	(11)	—	—
Tax adjustment for IMR	(269)	(531)	(464)
Surplus adjustment for in-force ceded	(5,481)	(7,460)	14,570
Nondeductible expenses	7	9	53
Deferred tax benefit on other items in surplus	(2,725)	(258)	(5,245)
Provision to return	(583)	(569)	(498)
Life-owned life insurance	(809)	(808)	(798)
Dividends from certain foreign corporations	124	179	165
Prior period adjustment	—	—	(810)
Other	(324)	(13)	(140)

Total income tax reported	$39,453	$34,138	$(9,360)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2013 and 2012, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2013, 2012 and 2011 of $25,819, $23,920 (restated) and $10,171, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $398 and $635, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $398. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $17, $34 and $107, respectively. The total interest payable balance as of December 31, 2013 and 2012 is $16 and $43, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2013
	General Account	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$6,430	$—	$6,430	0%
At book value less surrender charge of 5% or more	17,134	—	17,134	0
At fair value	10,146	3,383,580	3,393,727	85

Total with adjustment or at fair value	33,710	3,383,580	3,417,291	85
At book value without adjustment (minimal or no charge or adjustment)	338,449	—	338,449	9
Not subject to discretionary withdrawal	224,984	24,398	249,381	6

Total annuity reserves and deposit liabilities	597,143	3,407,978	4,005,121	100%

Less reinsurance ceded	176,169	—	176,169

Net annuity reserves and deposit liabilities	$420,974	$3,407,978	$3,828,952

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2012
	General Account	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$12,653	$—	$12,653	0%
At book value less surrender charge of 5% or more	23,271	—	23,271	1
At fair value	10,303	3,251,952	3,262,255	79

Total with adjustment or at fair value	46,226	3,251,952	3,298,179	80
At book value without adjustment (minimal or no charge or adjustment)	356,324	—	356,324	9
Not subject to discretionary withdrawal	460,643	17,530	478,173	11

Total annuity reserves and deposit liabilities	863,193	3,269,482	4,132,676	100%

Less reinsurance ceded	359,372	—	359,372

Net annuity reserves and deposit liabilities	$503,822	$3,269,482	$3,773,304

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$—	$—	$—	$282,851	$282,851

Reserves for accounts with assets at fair value at December 31, 2013	$—	$—	$—	$6,751,640	$6,751,640

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,727,242	6,727,242
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,727,242	6,727,242
Not subject to discretionary withdrawal	—	—	—	24,398	24,398

Total separate account liabilities at December 31, 2013	$—	$—	$—	$6,751,640	$6,751,640

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$—	$—	$305,221	$305,221

Reserves for accounts with assets at fair value at December 31, 2012	$—	$—	$—	$6,184,833	$6,184,833

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,167,303	6,167,303
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,167,303	6,167,303
Not subject to discretionary withdrawal	—	—	—	17,530	17,530

Total separate account liabilities at December 31, 2012	$—	$—	$—	$6,184,833	$6,184,833

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$—	$—	$—	$349,011	$349,011

Reserves for accounts with assets at fair value at December 31, 2011	$—	$—	$—	$6,130,295	$6,130,295

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,119,486	6,119,486
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,119,486	6,119,486
Not subject to discretionary withdrawal	—	—	—	10,809	10,809

Total separate account liabilities at December 31, 2011	$—	$—	$—	$6,130,295	$6,130,295

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2013	2012	2011
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$282,994	$305,223	$349,322
Transfers from separate accounts	733,373	619,557	604,330

Net transfers from separate accounts	(450,379)	(314,334)	(255,008)
Miscellaneous reconciling adjustments	169,572	206,848	192,445

Net transfers as reported in the statement of operations of the Company	$(280,807)	$(107,485)	$(62,563)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $6,969,476 and $6,477,236, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

Product	2013	2012
Variable annuities	$3,418,039	$3,285,825
Variable universal life	433,847	502,202
WRL asset accumulator	13,874	19,390
Variable life	3,103,717	2,669,818

Total separate account assets	$6,969,477	$6,477,236

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2013 and 2012, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2013
Minimum guaranteed death benefit	$1,972,229	$43,201	$32,994
Minimum guaranteed income benefit	911,702	151,267	140,999
Minimum guaranteed withdrawal benefit	743,795	121	—
December 31, 2012
Minimum guaranteed death benefit	$1,944,966	$115,540	$72,996
Minimum guaranteed income benefit	888,320	335,636	296,170
Minimum guaranteed withdrawal benefit	493,265	1,294	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $397,079 and $560,717, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $9,769, $10,487 and $11,446 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $11,952, $12,243 and $12,975, respectively, toward separate account guarantees.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2013
Ordinary direct renewal business	$—	$—	$—
Ordinary new business	1,739	1,026	2,765

	$1,739	$1,026	$2,765

December 31, 2012
Ordinary direct renewal business	$1,631	$1,103	$2,734
Ordinary new business	1	—	1

	$1,631	$1,103	$2,735

At December 31, 2013 and 2012, the Company had insurance in force aggregating $2,281,861 and $3,228,205, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $17,449 and $22,152 to cover these deficiencies at December 31, 2013 and 2012, respectively.

7. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of Company’s statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2014, without the prior approval of insurance regulatory authorities, is $159,809.

On December 23, 2013, the Company paid common stock dividends of $50,000 to its parent company, Aegon. The Company received dividends of $13,090 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, during 2013.

On December 21, 2012, the Company paid common stock dividends of $27,000 to its parent company, Aegon. The Company received dividends of $11,550, $2,200 and $175, from its subsidiaries, Transamerica Asset Management, Inc., Transamerica Fund Services, Inc, and Intersecurities Insurance Agency, Inc., respectively, during 2012.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On May 16, 2011, the Company paid common stock dividends of $250,000 to its parent company, Aegon. The amount consisted of $23,100 ordinary cash dividend and $226,900 extraordinary cash dividend. The Company received dividends of $11,165 and $7,502 from its subsidiaries, Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc., respectively, during 2011. The Company made a capital contribution of $597 to Transamerica Asset Management, Inc. during 2011.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

8. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $85,026 and $81,764 were on loan under securities lending agreements. The collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral had a fair value of $88,261 and $84,804 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$88,184
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Sub-Total	88,184
Securities received	—

Total collateral received	$88,184

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$5,395	$5,395
30 days or less	41,077	41,073
31 to 60 days	24,260	24,260
61 to 90 days	12,634	12,634
91 to 120 days	901	901
121 to 180 days	3,998	3,998
181 to 365 days	—	—
1 to 2 years	—	—
2-3 years	—	—
Greater than 3 years	—	—

Total	88,265	88,261
Securities received	—	—

Total collateral reinvested	$88,265	$88,261

For securities lending, the Company’s sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $88,267 (fair value of $88,261) that are currently tradable securities that could be sold and used to pay for the $88,184 in collateral calls that could come due under a worst-case scenario.

9. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation during the highest five consecutive years of employment. Pension expenses were $490, $627 and $1,255 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $260, $280 and $532 for the years ended December 31, 2013, 2012 and 2011, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2013, 2012 and 2011 was none. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $117, $110 and $210 for the years ended 2013, 2012 and 2011, respectively.

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between Aegon companies, providing for needed services. The Company is also party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The net amount received by the Company as a result of being a party to these agreements was $51,725, $44,117, and $33,717 during 2013, 2012 and 2011, respectively. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $24,966, $23,814, and $24,411 from this agreement during 2013, 2012 and 2011, respectively.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2013, and 2012, the Company reported a net amount of $19,859 and $10,992 (restated), respectively, due from affiliates. Terms of settlement

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

require that these amounts are settled within 90 days. During 2013, 2012 and 2011, the Company paid net interest of $8, $12, and $39, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2013 and 2012, the cash surrender value of these policies was $75,881 and $75,295, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $448 and $1,624 and an offsetting premium tax benefit of $222 and $809 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $252, $60 and $(1,824) for 2013, 2012 and 2011, respectively.

The Company had no contingent commitments or LIHTC commitments as of December 31, 2013 and 2012.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2013 and 2012, respectively, the Company pledged assets in the amount of $18,694 and $14,125 to satisfy the requirements of futures trading accounts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $26,475 and $25,986, respectively. The Company had an outstanding liability for borrowed money in the amount $26,718 and $26,355 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest. The Company did not participate in dollar repurchase agreements at December 31, 2011.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$26,624
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Sub-Total	26,624
Securities received	—

Total collateral received	$26,624

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2013 and reacquired within 30 days of the sale date.

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

The Company is not subject to the annual fee imposed under section 9010 of the Affordable Care Act due to the Company’s health insurance premium falling below the $25 million threshold at which the fee applies.

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2013

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$112,477 $	112,950	$112,477
States, municipalities and political subdivisions	53,342	52,613	53,342
Foreign governments	20,728	20,645	20,728
Hybrid securities	19,038	21,660	19,038
All other corporate bonds	1,243,373	1,273,978	1,242,468

Total fixed maturities	1,448,958	1,481,846	1,448,053
Mortgage loans on real estate	77,805		77,805
Real estate	33,641		33,641
Cash, cash equivalents and short-term investments	110,547		110,547
Policy loans	442,800		442,800
Securities lending reinvested collateral assets	88,265		88,265
Other invested assets	3,012		3,012

Total investments	$2,205,028		$2,204,123

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.
(2)	Corporate bonds of $2,006 are held at fair value rather than amortized cost due to having and NAIC 6 rating.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2013
Individual life	$1,478,901	$24,359	$515,740	$69,314	$563,939	$345,287
Group life and health	42,505	84	12,399	1,834	12,357	4,341
Annuity	389,341	642	12,952	21,342	187,631	(367,480)

	$1,910,747	$25,085	$541,091	$92,490	$763,927	$(17,852)

Year ended December 31, 2012 - restated
Individual life	$1,269,626	$24,833	$458,257	$57,260	$301,282	$358,243
Group life and health	32,078	313	12,904	1,296	9,674	9,421
Annuity	481,279	1,193	13,547	23,173	243,747	(210,941)

	$1,782,983	$26,339	$484,708	$81,729	$554,703	$156,723

Year ended December 31, 2011
Individual life	$1,182,368	$27,384	$447,724	$54,583	$248,384	$428,545
Group life and health	24,599	313	10,631	1,016	8,035	7,554
Annuity	540,352	1,617	22,244	24,432	341,509	(222,539)

	$1,747,319	$29,314	$480,599	$80,031	$597,928	$213,560

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2013
Life insurance in force	$90,587,615	$22,500,865	$—	$68,086,750	0%

Premiums:
Individual life	$674,998	$159,258	$—	$515,740	0%
Group life and health	28,039	15,640	—	12,399	0%
Annuity	26,952	14,000	—	12,952	0%

	$729,989	$188,898	$—	$541,091	0%

Year ended December 31, 2012
Life insurance in force	$119,611,140	$63,828,956	$—	$55,782,184	0%

Premiums:
Individual life	$633,538	$175,282	$—	$458,256	0%
Group life and health	26,038	13,133	—	12,905	0%
Annuity	24,587	11,040	—	13,547	0%

	$684,163	$199,455	$—	$484,708	0%

Year ended December 31, 2011
Life insurance in force	$115,294,179	$64,174,427	$—	$51,119,752	0%

Premiums:
Individual life	$612,636	$165,675	$763	$447,724	0%
Group life	23,890	13,259	—	10,631	0%
Annuity	33,760	11,516	—	22,244	0%

	$670,286	$190,450	$763	$480,599	0%

FINANCIAL STATEMENTS

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Years Ended December 31, 2013 and 2012

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2013 and 2012

The Board of Directors and Contract Owners

Of WRL Series Annuity Account

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of Western Reserve Life Assurance Co. of Ohio WRL Series Annuity Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Western Reserve Life Assurance Co. of Ohio WRL Series Annuity Account, at December 31, 2013, the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 28, 2014

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Fidelity® VIP Contrafund® Service Class 2	832,018.556	$19,806,584	$28,097,267	$6	$28,097,273	1,509,718	$13.071339	$19.031329
Fidelity® VIP Equity-Income Service Class 2	474,648.052	8,661,414	10,859,947	23	10,859,970	636,126	13.575772	17.455006
Fidelity® VIP Growth Opportunities Service Class 2	123,713.542	1,919,149	3,671,818	4	3,671,822	294,968	11.755376	14.798628
Fidelity® VIP Index 500 Service Class 2	1,519.826	196,776	280,499	(90)	280,409	16,813	16.666036	17.318411
Access VP High Yield	121,954.639	3,473,160	3,659,859	(2)	3,659,857	231,376	11.397664	16.018027
ProFund VP Asia 30	55,320.122	2,792,286	3,096,820	8	3,096,828	345,193	8.780652	11.578500
ProFund VP Basic Materials	58,877.898	2,863,490	3,264,191	(10)	3,264,181	289,506	10.998595	12.496797
ProFund VP Bull	275,113.415	9,218,066	10,421,296	(1)	10,421,295	757,362	10.794435	13.988223
ProFund VP Consumer Services	76,688.359	3,628,333	4,378,905	(10)	4,378,895	264,798	12.980028	18.714509
ProFund VP Emerging Markets	288,266.956	7,156,932	6,883,815	(4)	6,883,811	917,069	7.332194	8.557317
ProFund VP Europe 30	17,593.679	402,848	455,148	(3)	455,145	48,595	9.073301	14.371285
ProFund VP Falling U.S. Dollar	7,901.223	220,799	219,496	—	219,496	24,962	8.574057	8.873207
ProFund VP Financials	167,187.721	3,985,863	4,677,912	(5)	4,677,907	654,455	6.944230	13.969761
ProFund VP International	213,056.551	4,723,026	5,113,357	1	5,113,358	605,839	8.036375	12.366225
ProFund VP Japan	59,304.302	1,007,361	1,120,851	3	1,120,854	144,283	7.416025	14.756053
ProFund VP Mid-Cap	251,639.551	7,804,973	8,608,589	(1)	8,608,588	655,474	10.726576	13.380684
ProFund VP Money Market	9,100,787.150	9,100,787	9,100,787	67	9,100,854	944,489	9.356808	9.956191
ProFund VP NASDAQ-100	188,284.174	5,188,151	5,738,902	133	5,739,035	291,134	12.890709	20.136156
ProFund VP Oil & Gas	106,284.265	5,082,017	5,684,082	14	5,684,096	507,327	10.958729	13.289701
ProFund VP Pharmaceuticals	84,370.133	2,640,118	2,884,615	—	2,884,615	194,314	13.554831	15.542001
ProFund VP Precious Metals	133,903.915	4,702,138	3,153,437	6	3,153,443	545,424	5.639083	5.933219
ProFund VP Short Emerging Markets	18,558.404	260,038	240,702	2	240,704	56,849	3.927542	10.041681
ProFund VP Short International	19,777.724	293,682	254,342	(23)	254,319	52,607	4.656037	8.019521
ProFund VP Short NASDAQ-100	51,350.743	289,648	249,051	(179)	248,872	76,965	3.105089	7.136463
ProFund VP Short Small-Cap	34,672.179	191,384	148,744	(5)	148,739	58,090	2.441886	7.299878
ProFund VP Small-Cap	224,619.931	8,089,286	8,942,119	62	8,942,181	599,307	10.981250	15.182532
ProFund VP Small-Cap Value	94,264.183	3,397,275	3,938,358	—	3,938,358	299,537	12.791418	14.947117
ProFund VP Telecommunications	101,346.975	883,806	888,813	—	888,813	90,482	9.271068	13.172378
ProFund VP U.S. Government Plus	55,393.550	1,174,509	981,020	10	981,030	77,824	7.369245	13.085493
ProFund VP UltraSmall-Cap	234,403.974	4,241,028	5,836,659	(5)	5,836,654	518,379	10.981749	19.426020
ProFund VP Utilities	64,568.592	2,216,153	2,265,066	(3)	2,265,063	209,910	10.452257	11.676106
TA Aegon High Yield Bond Initial Class	2,163,968.038	17,733,082	17,744,538	108	17,744,646	919,309	11.710311	19.682831
TA Aegon High Yield Bond Service Class	36,317.045	296,468	301,431	(1)	301,430	15,979	18.120298	19.205131
TA Aegon Money Market Initial Class	50,426,265.609	50,426,266	50,426,266	(15)	50,426,251	3,713,621	9.103554	16.526375
TA Aegon Money Market Service Class	459,775.090	459,775	459,775	1	459,776	46,441	9.584449	10.158210
TA Aegon Tactical Vanguard ETF - Conservative Service Class	80,044.729	823,635	877,290	1	877,291	78,562	11.120949	11.211769
TA Aegon Tactical Vanguard ETF - Growth Service Class	183,293.909	1,811,524	2,168,367	(3)	2,168,364	174,342	12.364749	12.465721
TA Aegon U.S. Government Securities Initial Class	1,001,124.588	13,117,721	12,343,866	(10)	12,343,856	898,355	9.758266	14.077335
TA Aegon U.S. Government Securities Service Class	18,265.556	241,186	229,781	(2)	229,779	17,931	12.176983	12.906104
TA AllianceBernstein Dynamic Allocation Initial Class	518,237.861	4,360,301	4,731,512	—	4,731,512	300,485	10.540405	16.173635
TA AllianceBernstein Dynamic Allocation Service Class	18,516.921	131,165	167,948	12	167,960	10,392	15.306082	16.222539
TA Asset Allocation - Conservative Initial Class	7,208,838.261	73,793,962	81,459,872	268	81,460,140	4,977,583	10.596882	16.837505

See accompanying notes.

2

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation - Conservative Service Class	123,898.184	$1,243,206	$1,386,421	$5	$1,386,426	80,772	$16.438178	$17.422419
TA Asset Allocation - Growth Initial Class	10,246,810.977	83,401,109	115,788,964	(555)	115,788,409	6,593,469	13.253707	17.947808
TA Asset Allocation - Growth Service Class	323,242.364	2,649,547	3,623,547	7	3,623,554	175,117	19.734736	20.916525
TA Asset Allocation - Moderate Initial Class	13,648,176.918	133,847,321	165,142,941	(546)	165,142,395	9,576,571	10.872371	17.681067
TA Asset Allocation - Moderate Service Class	279,015.382	2,726,162	3,339,814	—	3,339,814	178,461	17.855550	18.924634
TA Asset Allocation - Moderate Growth Initial Class	17,820,251.051	195,939,023	227,386,403	26	227,386,429	12,874,348	12.546468	18.039775
TA Asset Allocation - Moderate Growth Service Class	418,442.018	4,178,598	5,276,554	5	5,276,559	265,378	18.929526	20.062981
TA Barrow Hanley Dividend Focused Initial Class	4,343,571.430	59,607,330	83,353,136	(9)	83,353,127	2,936,992	12.528682	30.697511
TA Barrow Hanley Dividend Focused Service Class	50,669.276	715,336	973,863	10	973,873	43,229	21.539013	22.828804
TA BNP Paribas Large Cap Growth Initial Class	1,099,106.373	16,520,012	25,323,411	—	25,323,411	1,125,187	12.910725	22.738448
TA BNP Paribas Large Cap Growth Service Class	6,722.915	96,130	157,316	9	157,325	7,049	21.916162	22.477511
TA Clarion Global Real Estate Securities Initial Class	3,147,536.866	35,229,998	36,731,755	309	36,732,064	1,234,984	10.776792	36.553808
TA Clarion Global Real Estate Securities Service Class	53,432.686	618,227	649,741	1	649,742	27,501	22.663392	24.020804
TA Hanlon Income Service Class	556,937.432	6,203,930	6,187,575	(20)	6,187,555	5,883,695	1.031545	10.007772
TA International Moderate Growth Initial Class	572,495.280	5,016,344	5,719,228	13	5,719,241	520,832	10.656511	11.109932
TA International Moderate Growth Service Class	1,137.053	10,051	11,268	—	11,268	1,061	10.457502	10.902412
TA Janus Balanced Service Class	188,155.860	2,072,424	2,361,356	(2)	2,361,354	2,052,294	1.136652	1.155268
TA Jennison Growth Initial Class	2,171,453.007	18,741,766	23,256,262	(5)	23,256,257	1,453,202	13.721467	16.889295
TA Jennison Growth Service Class	14,092.884	124,131	147,693	—	147,693	9,374	15.617495	15.931659
TA JPMorgan Core Bond Initial Class	4,057,373.217	52,462,036	51,204,050	284	51,204,334	1,885,514	9.751824	38.455324
TA JPMorgan Core Bond Service Class	55,076.704	752,514	739,129	(1)	739,128	52,782	13.520409	14.329943
TA JPMorgan Enhanced Index Initial Class	1,054,550.333	14,844,658	18,549,540	(4)	18,549,536	1,039,321	13.943918	18.303332
TA JPMorgan Enhanced Index Service Class	8,054.341	111,276	141,676	1	141,677	6,904	19.860714	21.050037
TA JPMorgan Mid Cap Value Initial Class	880,298.498	12,205,968	18,503,874	5	18,503,879	668,186	26.042803	28.327822
TA JPMorgan Mid Cap Value Service Class	10,141.873	133,294	211,661	8	211,669	7,721	26.011793	27.569522
TA JPMorgan Tactical Allocation Initial Class	3,975,427.350	52,717,155	52,793,675	38	52,793,713	1,739,859	10.262369	33.642033
TA JPMorgan Tactical Allocation Service Class	44,519.148	568,322	619,707	6	619,713	44,276	13.386315	14.188206
TA MFS International Equity Initial Class	5,712,915.218	38,650,764	49,816,621	(13)	49,816,608	3,191,584	11.510743	20.348335
TA MFS International Equity Service Class	36,961.047	248,702	317,495	—	317,495	13,880	21.884916	23.195370
TA Morgan Stanley Capital Growth Initial Class	2,576,800.008	28,078,025	38,986,984	414	38,987,398	1,497,988	13.903060	26.933505
TA Morgan Stanley Capital Growth Service Class	8,311.261	95,574	124,669	—	124,669	5,033	23.682567	25.100234
TA Morgan Stanley Mid-Cap Growth Initial Class	4,261,563.622	113,513,200	161,683,724	489	161,684,213	3,243,706	12.054798	68.244066
TA Morgan Stanley Mid-Cap Growth Service Class	25,318.603	709,973	940,839	(6)	940,833	36,512	24.584463	26.056784
TA Multi-Managed Balanced Initial Class	9,839,110.341	113,319,217	133,516,727	(2)	133,516,725	6,647,491	10.704699	20.377790
TA Multi-Managed Balanced Service Class	49,798.795	590,413	666,806	1	666,807	32,484	19.504134	20.672020
TA PIMCO Tactical - Balanced Service Class	221,386.065	2,386,230	2,548,154	—	2,548,154	2,502,314	1.006637	1.023106
TA PIMCO Tactical - Conservative Service Class	87,505.629	915,661	953,811	(6)	953,805	976,114	0.952272	10.349705
TA PIMCO Tactical - Growth Service Class	52,990.039	549,399	602,497	(1)	602,496	534,963	0.987191	10.926239
TA PIMCO Total Return Initial Class	4,745,372.116	56,436,548	53,907,427	14	53,907,441	3,516,503	9.612432	15.749672
TA PIMCO Total Return Service Class	84,497.834	989,033	953,981	(10)	953,971	68,847	13.454113	14.259691
TA Systematic Small/Mid Cap Value Initial Class	5,005,596.109	97,753,840	118,482,460	29	118,482,489	4,244,695	15.592731	29.594545
TA Systematic Small/Mid Cap Value Service Class	83,525.780	1,612,573	1,946,986	(7)	1,946,979	69,429	26.980051	28.437628

See accompanying notes.

3

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA T. Rowe Price Small Cap Initial Class	2,833,021.984	$29,782,191	$40,342,233	$(11)	$40,342,222	1,622,505	$14.141261	$27.153794
TA T. Rowe Price Small Cap Service Class	35,974.803	370,363	496,812	6	496,818	15,741	30.264779	32.077056
TA Vanguard ETF - Balanced Service Class	254,893.623	2,889,368	2,984,804	2	2,984,806	247,587	11.801533	12.169791
TA Vanguard ETF - Growth Service Class	369,617.830	3,494,077	4,073,188	—	4,073,188	331,314	12.014181	12.389096
TA WMC Diversified Growth Initial Class	13,204,351.986	312,650,851	420,426,567	9	420,426,576	21,566,331	13.181404	22.215036
TA WMC Diversified Growth Service Class	56,475.330	1,234,626	1,776,149	(1)	1,776,148	84,682	19.988563	21.185372

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Fidelity® VIP Contrafund® Service Class 2	$24,580,502	$274,217	$354,236	$(80,019)	$—	$(880,664)	$(880,664)	$4,395,357	$3,514,693	$3,434,674	$(3,438,844)	$(4,170)	$24,576,332
Fidelity® VIP Equity-Income Service Class 2	10,438,450	287,544	146,391	141,153	657,237	(779,526)	(122,289)	1,478,582	1,356,293	1,497,446	(1,854,978)	(357,532)	10,080,918
Fidelity® VIP Growth Opportunities Service Class 2	3,267,264	5,038	48,906	(43,868)	—	79,764	79,764	530,340	610,104	566,236	(565,395)	841	3,268,105
Fidelity® VIP Index 500 Service Class 2	218,743	4,446	4,184	262	3,006	1,046	4,052	25,195	29,247	29,509	(7,888)	21,621	240,364
Access VP High Yield	4,315,511	131,731	48,163	83,568	—	133,747	133,747	167,544	301,291	384,859	(1,771,445)	(1,386,586)	2,928,925
ProFund VP Asia 30	2,458,400	—	37,632	(37,632)	—	(715,344)	(715,344)	775,223	59,879	22,247	(108,874)	(86,627)	2,371,773
ProFund VP Basic Materials	6,002,319	15,216	64,127	(48,911)	—	(446,090)	(446,090)	774,594	328,504	279,593	(2,998,125)	(2,718,532)	3,283,787
ProFund VP Bull	3,025,920	—	53,040	(53,040)	—	505,811	505,811	(19,028)	486,783	433,743	2,019,152	2,452,895	5,478,815
ProFund VP Consumer Services	6,392,237	—	47,369	(47,369)	8,174	655,831	664,005	(47,645)	616,360	568,991	(5,016,221)	(4,447,230)	1,945,007
ProFund VP Emerging Markets	5,679,386	77,353	103,691	(26,338)	—	(781,123)	(781,123)	884,206	103,083	76,745	1,302,835	1,379,580	7,058,966
ProFund VP Europe 30	196,452	3,987	2,412	1,575	—	(1,651)	(1,651)	26,408	24,757	26,332	153,380	179,712	376,164
ProFund VP Falling U.S. Dollar	384,496	—	4,060	(4,060)	—	(19,711)	(19,711)	16,490	(3,221)	(7,281)	(172,149)	(179,430)	205,066
ProFund VP Financials	1,217,438	8,237	44,450	(36,213)	—	(406,975)	(406,975)	238,349	(168,626)	(204,839)	415,417	210,578	1,428,016
ProFund VP International	1,147,807	—	29,797	(29,797)	—	(72,353)	(72,353)	437,895	365,542	335,745	2,931,105	3,266,850	4,414,657
ProFund VP Japan	251,863	—	13,499	(13,499)	—	(233,667)	(233,667)	30,775	(202,892)	(216,391)	52,466	(163,925)	87,938
ProFund VP Mid-Cap	2,186,356	—	52,487	(52,487)	—	282,987	282,987	115,339	398,326	345,839	4,682,438	5,028,277	7,214,633
ProFund VP Money Market	18,340,831	3,172	227,413	(224,241)	—	—	—	—	—	(224,241)	(5,262,944)	(5,487,185)	12,853,646
ProFund VP NASDAQ-100	4,720,266	—	105,186	(105,186)	—	838,090	838,090	32,501	870,591	765,405	(618,208)	147,197	4,867,463
ProFund VP Oil & Gas	8,133,363	9,960	103,327	(93,367)	723,961	(563,246)	160,715	(384,575)	(223,860)	(317,227)	(2,379,640)	(2,696,867)	5,436,496
ProFund VP Pharmaceuticals	6,680,073	34,462	49,179	(14,717)	—	555,681	555,681	(331,307)	224,374	209,657	(5,021,605)	(4,811,948)	1,868,125
ProFund VP Precious Metals	8,567,955	—	106,578	(106,578)	—	(1,505,184)	(1,505,184)	207,424	(1,297,760)	(1,404,338)	(1,055,290)	(2,459,628)	6,108,327

See Accompanying Notes.

(1)	See Footnote 1

5

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
ProFund VP Short Emerging Markets	$336,461	$—	$5,506	$(5,506)	$—	$4,104	$4,104	$(34,582)	$(30,478)	$(35,984)	$(41,857)	$(77,841)	$258,620
ProFund VP Short International	360,355	—	4,750	(4,750)	7,115	(38,585)	(31,470)	(65,931)	(97,401)	(102,151)	92,230	(9,921)	350,434
ProFund VP Short NASDAQ-100	709,959	—	8,818	(8,818)	—	(170,697)	(170,697)	9,532	(161,165)	(169,983)	207,118	37,135	747,094
ProFund VP Short Small-Cap	394,397	—	5,676	(5,676)	—	(58,466)	(58,466)	(18,678)	(77,144)	(82,820)	(2,495)	(85,315)	309,082
ProFund VP Small-Cap	2,487,644	—	47,960	(47,960)	23,716	86,310	110,026	249,101	359,127	311,167	3,637,038	3,948,205	6,435,849
ProFund VP Small-Cap Value	1,877,903	—	37,713	(37,713)	—	388,770	388,770	10,359	399,129	361,416	(873,164)	(511,748)	1,366,155
ProFund VP Telecommunications	314,714	93,922	66,698	27,224	—	656,584	656,584	81,854	738,438	765,662	2,842,742	3,608,404	3,923,118
ProFund VP U.S. Government Plus	4,257,423	—	50,193	(50,193)	432,984	165,538	598,522	(866,659)	(268,137)	(318,330)	(863,886)	(1,182,216)	3,075,207
ProFund VP UltraSmall-Cap	2,299,496	—	33,457	(33,457)	—	10,452	10,452	416,858	427,310	393,853	(683,880)	(290,027)	2,009,469
ProFund VP Utilities	12,125,437	129,383	97,139	32,244	—	468,958	468,958	(874,345)	(405,387)	(373,143)	(6,905,040)	(7,278,183)	4,847,254
TA Aegon High Yield Bond Initial Class	23,866,535	1,669,213	358,048	1,311,165	—	478,304	478,304	1,929,524	2,407,828	3,718,993	289,574	4,008,567	27,875,102
TA Aegon High Yield Bond Service Class	359,686	20,468	5,339	15,129	—	14,230	14,230	24,516	38,746	53,875	(53,361)	514	360,200
TA Aegon Money Market Initial Class	78,653,529	3,121	852,596	(849,475)	—	—	—	—	—	(849,475)	(20,313,581)	(21,163,056)	57,490,473
TA Aegon Money Market Service Class	999,714	42	11,565	(11,523)	—	—	—	—	—	(11,523)	(234,037)	(245,560)	754,154
TA Aegon Tactical Vanguard ETF - Conservative Service Class	555,299	2,938	10,609	(7,671)	4,008	11,557	15,565	26,004	41,569	33,898	86,159	120,057	675,356
TA Aegon Tactical Vanguard ETF - Growth Service Class	2,581,513	16,516	34,696	(18,180)	—	34,956	34,956	210,958	245,914	227,734	(434,901)	(207,167)	2,374,346
TA Aegon U.S. Government Securities Initial Class	21,817,334	287,174	253,089	34,085	417,676	184,435	602,111	11,133	613,244	647,329	(5,103,071)	(4,455,742)	17,361,592
TA Aegon U.S. Government Securities Service Class	471,819	5,208	5,478	(270)	8,469	10,350	18,819	(4,326)	14,493	14,223	(206,950)	(192,727)	279,092
TA AllianceBernstein Dynamic Allocation Initial Class	10,044,256	55,662	102,668	(47,006)	—	525,227	525,227	(122,064)	403,163	356,157	(5,106,321)	(4,750,164)	5,294,092
TA AllianceBernstein Dynamic Allocation Service Class	226,318	1,153	2,334	(1,181)	—	3,460	3,460	5,829	9,289	8,108	(67,488)	(59,380)	166,938
TA Asset Allocation - Conservative Initial Class	98,712,929	3,195,033	1,485,011	1,710,022	—	2,938,648	2,938,648	1,283,543	4,222,191	5,932,213	(4,820,876)	1,111,337	99,824,266

See Accompanying Notes.

(1)	See Footnote 1

6

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Asset Allocation - Conservative Service Class	$2,803,826	$72,397	$35,490	$36,907	$—	$68,430	$68,430	$40,477	$108,907	$145,814	$(572,576)	$(426,762)	$2,377,064
TA Asset Allocation - Growth Initial Class	105,375,443	1,377,335	1,491,820	(114,485)	—	(11,464,814)	(11,464,814)	22,649,608	11,184,794	11,070,309	(16,121,509)	(5,051,200)	100,324,243
TA Asset Allocation - Growth Service Class	3,328,355	35,839	45,251	(9,412)	—	(24,566)	(24,566)	382,626	358,060	348,648	(369,237)	(20,589)	3,307,766
TA Asset Allocation - Moderate Initial Class	183,076,483	4,616,584	2,545,509	2,071,075	—	(2,486,198)	(2,486,198)	13,980,211	11,494,013	13,565,088	(28,892,713)	(15,327,625)	167,748,858
TA Asset Allocation - Moderate Service Class	4,419,150	103,098	58,376	44,722	—	(81,542)	(81,542)	355,050	273,508	318,230	(813,545)	(495,315)	3,923,835
TA Asset Allocation - Moderate Growth Initial Class	217,836,894	5,353,756	3,118,641	2,235,115	—	(814,294)	(814,294)	17,464,952	16,650,658	18,885,773	(29,208,459)	(10,322,686)	207,514,208
TA Asset Allocation - Moderate Growth Service Class	5,535,555	122,688	73,449	49,239	—	(165,668)	(165,668)	593,447	427,779	477,018	(689,417)	(212,399)	5,323,156
TA Barrow Hanley Dividend Focused Initial Class	73,028,759	1,280,897	1,004,169	276,728	—	2,272,326	2,272,326	4,420,606	6,692,932	6,969,660	(10,177,321)	(3,207,661)	69,821,098
TA Barrow Hanley Dividend Focused Service Class	991,177	13,321	12,577	744	—	28,782	28,782	52,311	81,093	81,837	(248,000)	(166,163)	825,014
TA BNP Paribas Large Cap Growth Initial Class	15,488,812	148,043	245,535	(97,492)	—	1,281,988	1,281,988	1,218,063	2,500,051	2,402,559	(202,744)	2,199,815	17,688,627
TA BNP Paribas Large Cap Growth Service Class	116,082	755	1,664	(909)	—	8,533	8,533	9,456	17,989	17,080	(17,100)	(20)	116,062
TA Clarion Global Real Estate Securities Initial Class	36,835,287	1,626,533	565,513	1,061,020	—	(95,895)	(95,895)	7,497,505	7,401,610	8,462,630	(4,568,638)	3,893,992	40,729,279
TA Clarion Global Real Estate Securities Service Class	601,543	21,291	9,209	12,082	—	(10,224)	(10,224)	132,956	122,732	134,814	(65,755)	69,059	670,602
TA Hanlon Income Service Class	10,751,432	198,293	127,882	70,411	—	44,856	44,856	76,578	121,434	191,845	(2,508,187)	(2,316,342)	8,435,090
TA International Moderate Growth Initial Class	6,873,911	201,903	94,986	106,917	—	100,156	100,156	499,174	599,330	706,247	(1,438,531)	(732,284)	6,141,627
TA International Moderate Growth Service Class	14,378	318	204	114	—	169	169	1,029	1,198	1,312	(3,766)	(2,454)	11,924
TA Janus Balanced Service Class	1,321,648	—	18,199	(18,199)	—	9,758	9,758	146,614	156,372	138,173	(239,874)	(101,701)	1,219,947
TA Jennison Growth Initial Class	16,988,026	12,600	262,327	(249,727)	1,285,476	928,719	2,214,195	407,393	2,621,588	2,371,861	(2,206,864)	164,997	17,153,023
TA Jennison Growth Service Class	168,313	—	2,655	(2,655)	12,113	8,696	20,809	6,258	27,067	24,412	(44,048)	(19,636)	148,677
TA JPMorgan Core Bond Initial Class	77,365,793	2,097,235	1,091,207	1,006,028	32,210	1,644,555	1,676,765	62,323	1,739,088	2,745,116	(5,858,299)	(3,113,183)	74,252,610
TA JPMorgan Core Bond Service Class	1,090,211	24,939	14,946	9,993	395	27,944	28,339	(3,482)	24,857	34,850	(192,970)	(158,120)	932,091

See Accompanying Notes.

(1)	See Footnote 1

7

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA JPMorgan Enhanced Index Initial Class	$9,401,614	$129,165	$189,200	$(60,035)	$—	$705,138	$705,138	$742,820	$1,447,958	$1,387,923	$2,163,348	$3,551,271	$12,952,885
TA JPMorgan Enhanced Index Service Class	117,608	1,240	2,029	(789)	—	12,194	12,194	6,420	18,614	17,825	(11,153)	6,672	124,280
TA JPMorgan Mid Cap Value Initial Class	16,250,751	125,321	236,199	(110,878)	—	243,786	243,786	2,766,449	3,010,235	2,899,357	(2,589,069)	310,288	16,561,039
TA JPMorgan Mid Cap Value Service Class	180,119	1,210	2,593	(1,383)	—	240	240	34,156	34,396	33,013	(7,601)	25,412	205,531
TA JPMorgan Tactical Allocation Initial Class	64,545,636	373,323	857,838	(484,515)	—	(3,057,442)	(3,057,442)	7,356,809	4,299,367	3,814,852	(10,212,669)	(6,397,817)	58,147,819
TA JPMorgan Tactical Allocation Service Class	944,334	4,449	12,007	(7,558)	—	(50,703)	(50,703)	110,150	59,447	51,889	(203,746)	(151,857)	792,477
TA MFS International Equity Initial Class	40,089,567	701,824	610,160	91,664	—	(2,610,643)	(2,610,643)	10,151,347	7,540,704	7,632,368	(2,451,037)	5,181,331	45,270,898
TA MFS International Equity Service Class	306,445	3,907	3,864	43	—	(15,632)	(15,632)	69,458	53,826	53,869	(65,086)	(11,217)	295,228
TA Morgan Stanley Capital Growth Initial Class	29,713,971	—	433,582	(433,582)	5,624,329	(1,148,413)	4,475,916	(79,916)	4,396,000	3,962,418	(4,686,942)	(724,524)	28,989,447
TA Morgan Stanley Capital Growth Service Class	142,708	—	2,262	(2,262)	30,375	12,827	43,202	(23,234)	19,968	17,706	(34,962)	(17,256)	125,452
TA Morgan Stanley Mid-Cap Growth Initial Class	146,092,090	—	1,947,642	(1,947,642)	7,091,951	739,881	7,831,832	4,995,628	12,827,460	10,879,818	(24,298,535)	(13,418,717)	132,673,373
TA Morgan Stanley Mid-Cap Growth Service Class	1,054,875	—	13,491	(13,491)	42,478	70,641	113,119	(34,214)	78,905	65,414	(329,595)	(264,181)	790,694
TA Multi-Managed Balanced Initial Class	124,580,912	2,057,125	1,721,908	335,217	19,048,051	2,951,496	21,999,547	(9,010,031)	12,989,516	13,324,733	(15,433,310)	(2,108,577)	122,472,335
TA Multi-Managed Balanced Service Class	549,672	8,563	7,770	793	90,411	5,674	96,085	(37,741)	58,344	59,137	(55,379)	3,758	553,430
TA PIMCO Tactical - Balanced Service Class	3,299,946	34,434	29,040	5,394	—	(73,951)	(73,951)	69,176	(4,775)	619	(1,410,912)	(1,410,293)	1,889,653
TA PIMCO Tactical - Conservative Service Class	2,681,447	26,948	34,105	(7,157)	—	(80,176)	(80,176)	100,388	20,212	13,055	(853,626)	(840,571)	1,840,876
TA PIMCO Tactical - Growth Service Class	575,105	2,673	7,222	(4,549)	—	(24,183)	(24,183)	22,450	(1,733)	(6,282)	(68,325)	(74,607)	500,498
TA PIMCO Total Return Initial Class	66,663,393	2,895,103	981,835	1,913,268	—	768,641	768,641	1,321,912	2,090,553	4,003,821	5,892,018	9,895,839	76,559,232
TA PIMCO Total Return Service Class	1,095,305	38,733	14,812	23,921	—	19,563	19,563	14,377	33,940	57,861	(168,481)	(110,620)	984,685
TA Systematic Small/Mid Cap Value Initial Class	30,728,786	141,807	406,220	(264,413)	6,864,107	2,149,668	9,013,775	(4,767,073)	4,246,702	3,982,289	(8,197,692)	(4,215,403)	26,513,383
TA Systematic Small/Mid Cap Value Service Class	780,713	1,795	8,781	(6,986)	160,271	61,233	221,504	(112,149)	109,355	102,369	(250,592)	(148,223)	632,490

See Accompanying Notes.

(1)	See Footnote 1

8

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA T. Rowe Price Small Cap Initial Class	$25,475,878	$—	$417,340	$(417,340)	$2,085,712	$3,554,813	$5,640,525	$(1,731,047)	$3,909,478	$3,492,138	$(440,498)	$3,051,640	$28,527,518
TA T. Rowe Price Small Cap Service Class	332,758	—	5,134	(5,134)	26,820	42,484	69,304	(22,775)	46,529	41,395	(54,525)	(13,130)	319,628
TA Vanguard ETF - Balanced Service Class	520,892	10,230	10,966	(736)	20,832	8,319	29,151	24,647	53,798	53,062	422,728	475,790	996,682
TA Vanguard ETF - Growth Service Class	2,413,614	41,486	35,905	5,581	211,615	25,956	237,571	(2,472)	235,099	240,680	74,153	314,833	2,728,447
TA WMC Diversified Growth Initial Class	370,487,799	1,186,474	5,148,607	(3,962,133)	—	(3,275,791)	(3,275,791)	50,304,796	47,029,005	43,066,872	(51,641,696)	(8,574,824)	361,912,975
TA WMC Diversified Growth Service Class	1,849,995	2,030	24,873	(22,843)	—	(12,175)	(12,175)	240,981	228,806	205,963	(365,033)	(159,070)	1,690,925

See Accompanying Notes.

(1)	See Footnote 1

9

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
Fidelity® VIP Contrafund® Service Class 2	$24,576,332	$213,513	$363,053	$(149,540)	$7,477	$(14,523)	$(7,046)	$6,836,271	$6,829,225	$6,679,685	$(3,158,744)	$3,520,941	$28,097,273
Fidelity® VIP Equity-Income Service Class 2	10,080,918	232,777	148,812	83,965	687,543	(126,877)	560,666	1,798,482	2,359,148	2,443,113	(1,664,061)	779,052	10,859,970
Fidelity® VIP Growth Opportunities Service Class 2	3,268,105	1,589	47,496	(45,907)	1,741	166,305	168,046	912,948	1,080,994	1,035,087	(631,370)	403,717	3,671,822
Fidelity® VIP Index 500 Service Class 2	240,364	4,275	4,742	(467)	2,658	7,366	10,024	58,520	68,544	68,077	(28,032)	40,045	280,409
Access VP High Yield	2,928,925	85,056	45,875	39,181	86,182	117,345	203,527	13,315	216,842	256,023	474,909	730,932	3,659,857
ProFund VP Asia 30	2,371,773	1,650	39,944	(38,294)	—	(22,347)	(22,347)	411,333	388,986	350,692	374,363	725,055	3,096,828
ProFund VP Basic Materials	3,283,787	30,419	44,461	(14,042)	—	16,441	16,441	453,092	469,533	455,491	(475,097)	(19,606)	3,264,181
ProFund VP Bull	5,478,815	—	116,943	(116,943)	135,386	838,354	973,740	1,120,349	2,094,089	1,977,146	2,965,334	4,942,480	10,421,295
ProFund VP Consumer Services	1,945,007	8,677	47,825	(39,148)	9,837	342,508	352,345	687,226	1,039,571	1,000,423	1,433,465	2,433,888	4,378,895
ProFund VP Emerging Markets	7,058,966	50,595	96,631	(46,036)	—	(275,951)	(275,951)	(309,480)	(585,431)	(631,467)	456,312	(175,155)	6,883,811
ProFund VP Europe 30	376,164	3,001	5,912	(2,911)	—	16,466	16,466	29,408	45,874	42,963	36,018	78,981	455,145
ProFund VP Falling U.S. Dollar	205,066	—	2,484	(2,484)	—	(8,628)	(8,628)	5,470	(3,158)	(5,642)	20,072	14,430	219,496
ProFund VP Financials	1,428,016	11,806	51,768	(39,962)	—	344,175	344,175	588,620	932,795	892,833	2,357,058	3,249,891	4,677,907
ProFund VP International	4,414,657	—	61,175	(61,175)	129,613	331,066	460,679	88,358	549,037	487,862	210,839	698,701	5,113,358
ProFund VP Japan	87,938	—	13,556	(13,556)	—	208,027	208,027	101,043	309,070	295,514	737,402	1,032,916	1,120,854
ProFund VP Mid-Cap	7,214,633	—	113,559	(113,559)	361,006	819,233	1,180,239	720,635	1,900,874	1,787,315	(393,360)	1,393,955	8,608,588
ProFund VP Money Market	12,853,646	2,690	187,274	(184,584)	—	—	—	—	—	(184,584)	(3,568,208)	(3,752,792)	9,100,854
ProFund VP NASDAQ-100	4,867,463	—	59,459	(59,459)	—	619,522	619,522	621,891	1,241,413	1,181,954	(310,382)	871,572	5,739,035
ProFund VP Oil & Gas	5,436,496	24,111	81,683	(57,572)	213,912	9,057	222,969	966,402	1,189,371	1,131,799	(884,199)	247,600	5,684,096
ProFund VP Pharmaceuticals	1,868,125	50,067	36,739	13,328	135,834	216,425	352,259	214,231	566,490	579,818	436,672	1,016,490	2,884,615
ProFund VP Precious Metals	6,108,327	—	54,054	(54,054)	—	(1,297,128)	(1,297,128)	(785,401)	(2,082,529)	(2,136,583)	(818,301)	(2,954,884)	3,153,443

See Accompanying Notes.

(1)	See Footnote 1

10

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
ProFund VP Short Emerging Markets	$258,620	$—	$3,890	$(3,890)	$—	$(14,893)	$(14,893)	$13,150	$(1,743)	$(5,633)	$(12,283)	$(17,916)	$240,704
ProFund VP Short International	350,434	—	4,127	(4,127)	—	(117,355)	(117,355)	43,705	(73,650)	(77,777)	(18,338)	(96,115)	254,319
ProFund VP Short NASDAQ-100	747,094	—	7,175	(7,175)	—	(174,377)	(174,377)	(16,509)	(190,886)	(198,061)	(300,161)	(498,222)	248,872
ProFund VP Short Small-Cap	309,082	—	3,343	(3,343)	—	(85,482)	(85,482)	(2,012)	(87,494)	(90,837)	(69,506)	(160,343)	148,739
ProFund VP Small-Cap	6,435,849	—	112,953	(112,953)	191,401	1,518,550	1,709,951	622,761	2,332,712	2,219,759	286,573	2,506,332	8,942,181
ProFund VP Small-Cap Value	1,366,155	4,650	38,292	(33,642)	—	304,147	304,147	489,985	794,132	760,490	1,811,713	2,572,203	3,938,358
ProFund VP Telecommunications	3,923,118	69,568	32,094	37,474	105,314	118,492	223,806	(70,062)	153,744	191,218	(3,225,523)	(3,034,305)	888,813
ProFund VP U.S. Government Plus	3,075,207	3,060	21,584	(18,524)	86,299	(439,412)	(353,113)	(5,310)	(358,423)	(376,947)	(1,717,230)	(2,094,177)	981,030
ProFund VP UltraSmall-Cap	2,009,469	—	57,418	(57,418)	—	902,707	902,707	1,435,553	2,338,260	2,280,842	1,546,343	3,827,185	5,836,654
ProFund VP Utilities	4,847,254	68,608	40,997	27,611	—	67,748	67,748	188,640	256,388	283,999	(2,866,190)	(2,582,191)	2,265,063
TA Aegon High Yield Bond Initial Class	27,875,102	1,061,266	285,945	775,321	—	1,702,880	1,702,880	(1,525,061)	177,819	953,140	(11,083,596)	(10,130,456)	17,744,646
TA Aegon High Yield Bond Service Class	360,200	17,695	4,740	12,955	—	11,925	11,925	(9,984)	1,941	14,896	(73,666)	(58,770)	301,430
TA Aegon Money Market Initial Class	57,490,473	2,709	745,498	(742,789)	—	—	—	—	—	(742,789)	(6,321,433)	(7,064,222)	50,426,251
TA Aegon Money Market Service Class	754,154	30	8,348	(8,318)	—	—	—	—	—	(8,318)	(286,060)	(294,378)	459,776
TA Aegon Tactical Vanguard ETF - Conservative Service Class	675,356	7,310	10,529	(3,219)	8,257	7,672	15,929	24,286	40,215	36,996	164,939	201,935	877,291
TA Aegon Tactical Vanguard ETF - Growth Service Class	2,374,346	19,001	31,557	(12,556)	—	163,665	163,665	173,660	337,325	324,769	(530,751)	(205,982)	2,168,364
TA Aegon U.S. Government Securities Initial Class	17,361,592	332,436	212,490	119,946	311,074	(90,298)	220,776	(900,190)	(679,414)	(559,468)	(4,458,268)	(5,017,736)	12,343,856
TA Aegon U.S. Government Securities Service Class	279,092	4,538	3,196	1,342	5,029	(833)	4,196	(15,245)	(11,049)	(9,707)	(39,606)	(49,313)	229,779
TA AllianceBernstein Dynamic Allocation Initial Class	5,294,092	61,435	75,120	(13,685)	—	175,894	175,894	116,472	292,366	278,681	(841,261)	(562,580)	4,731,512
TA AllianceBernstein Dynamic Allocation Service Class	166,938	1,662	2,270	(608)	—	2,461	2,461	7,688	10,149	9,541	(8,519)	1,022	167,960
TA Asset Allocation - Conservative Initial Class	99,824,266	2,981,896	1,370,815	1,611,081	147,094	6,790,171	6,937,265	(1,443,921)	5,493,344	7,104,425	(25,468,551)	(18,364,126)	81,460,140

See Accompanying Notes.

(1)	See Footnote 1

11

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA Asset Allocation - Conservative Service Class	$2,377,064	$42,038	$22,174	$19,864	$2,243	$142,961	$145,204	$(46,803)	$98,401	$118,265	$(1,108,903)	$(990,638)	$1,386,426
TA Asset Allocation - Growth Initial Class	100,324,243	1,285,977	1,507,551	(221,574)	—	(487,417)	(487,417)	24,610,141	24,122,724	23,901,150	(8,436,984)	15,464,166	115,788,409
TA Asset Allocation - Growth Service Class	3,307,766	33,799	46,040	(12,241)	—	(82,268)	(82,268)	851,766	769,498	757,257	(441,469)	315,788	3,623,554
TA Asset Allocation - Moderate Initial Class	167,748,858	3,993,375	2,371,606	1,621,769	—	2,735,889	2,735,889	14,193,053	16,928,942	18,550,711	(21,157,174)	(2,606,463)	165,142,395
TA Asset Allocation - Moderate Service Class	3,923,835	77,668	49,047	28,621	—	90,244	90,244	276,756	367,000	395,621	(979,642)	(584,021)	3,339,814
TA Asset Allocation - Moderate Growth Initial Class	207,514,208	4,931,652	3,082,408	1,849,244	—	(61,282)	(61,282)	33,830,337	33,769,055	35,618,299	(15,746,078)	19,872,221	227,386,429
TA Asset Allocation - Moderate Growth Service Class	5,323,156	110,299	71,468	38,831	—	20,302	20,302	802,822	823,124	861,955	(908,552)	(46,597)	5,276,559
TA Barrow Hanley Dividend Focused Initial Class	69,821,098	1,799,460	1,085,112	714,348	—	3,854,857	3,854,857	14,806,608	18,661,465	19,375,813	(5,843,784)	13,532,029	83,353,127
TA Barrow Hanley Dividend Focused Service Class	825,014	19,084	12,349	6,735	—	46,257	46,257	167,307	213,564	220,299	(71,440)	148,859	973,873
TA BNP Paribas Large Cap Growth Initial Class	17,688,627	212,252	307,751	(95,499)	—	1,254,514	1,254,514	4,720,006	5,974,520	5,879,021	1,755,763	7,634,784	25,323,411
TA BNP Paribas Large Cap Growth Service Class	116,062	1,185	1,990	(805)	—	15,416	15,416	24,063	39,479	38,674	2,589	41,263	157,325
TA Clarion Global Real Estate Securities Initial Class	40,729,279	2,240,305	571,930	1,668,375	—	1,893,650	1,893,650	(2,725,587)	(831,937)	836,438	(4,833,653)	(3,997,215)	36,732,064
TA Clarion Global Real Estate Securities Service Class	670,602	35,250	9,907	25,343	—	(47,874)	(47,874)	36,239	(11,635)	13,708	(34,568)	(20,860)	649,742
TA Hanlon Income Service Class	8,435,090	275,186	97,595	177,591	—	37,809	37,809	(120,243)	(82,434)	95,157	(2,342,692)	(2,247,535)	6,187,555
TA International Moderate Growth Initial Class	6,141,627	118,664	83,786	34,878	—	161,737	161,737	418,647	580,384	615,262	(1,037,648)	(422,386)	5,719,241
TA International Moderate Growth Service Class	11,924	194	179	15	—	684	684	424	1,108	1,123	(1,779)	(656)	11,268
TA Janus Balanced Service Class	1,219,947	13,929	24,896	(10,967)	—	41,230	41,230	261,130	302,360	291,393	850,014	1,141,407	2,361,354
TA Jennison Growth Initial Class	17,153,023	53,171	272,413	(219,242)	1,534,824	788,633	2,323,457	3,970,621	6,294,078	6,074,836	28,398	6,103,234	23,256,257
TA Jennison Growth Service Class	148,677	76	2,017	(1,941)	8,974	14,749	23,723	18,439	42,162	40,221	(41,205)	(984)	147,693
TA JPMorgan Core Bond Initial Class	74,252,610	1,732,231	821,841	910,390	—	803,563	803,563	(3,665,417)	(2,861,854)	(1,951,464)	(21,096,812)	(23,048,276)	51,204,334
TA JPMorgan Core Bond Service Class	932,091	21,625	12,322	9,303	—	12,111	12,111	(52,275)	(40,164)	(30,861)	(162,102)	(192,963)	739,128

See Accompanying Notes.

(1)	See Footnote 1

12

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA JPMorgan Enhanced Index Initial Class	$12,952,885	$102,005	$233,306	$(131,301)	$106,156	$1,174,455	$1,280,611	$2,736,684	$4,017,295	$3,885,994	$1,710,657	$5,596,651	$18,549,536
TA JPMorgan Enhanced Index Service Class	124,280	638	1,884	(1,246)	850	15,577	16,427	18,036	34,463	33,217	(15,820)	17,397	141,677
TA JPMorgan Mid Cap Value Initial Class	16,561,039	85,139	245,070	(159,931)	204,048	725,558	929,606	3,838,868	4,768,474	4,608,543	(2,665,703)	1,942,840	18,503,879
TA JPMorgan Mid Cap Value Service Class	205,531	713	2,628	(1,915)	2,253	10,803	13,056	42,636	55,692	53,777	(47,639)	6,138	211,669
TA JPMorgan Tactical Allocation Initial Class	58,147,819	602,265	757,508	(155,243)	—	(1,327,420)	(1,327,420)	3,679,023	2,351,603	2,196,360	(7,550,466)	(5,354,106)	52,793,713
TA JPMorgan Tactical Allocation Service Class	792,477	5,945	9,133	(3,188)	—	2,550	2,550	26,737	29,287	26,099	(198,863)	(172,764)	619,713
TA MFS International Equity Initial Class	45,270,898	537,347	661,880	(124,533)	—	1,070,534	1,070,534	6,162,050	7,232,584	7,108,051	(2,562,341)	4,545,710	49,816,608
TA MFS International Equity Service Class	295,228	2,904	4,031	(1,127)	—	(234)	(234)	45,551	45,317	44,190	(21,923)	22,267	317,495
TA Morgan Stanley Capital Growth Initial Class	28,989,447	220,291	447,291	(227,000)	144,397	(361,175)	(216,778)	13,027,584	12,810,806	12,583,806	(2,585,855)	9,997,951	38,987,398
TA Morgan Stanley Capital Growth Service Class	125,452	698	1,677	(979)	611	6,975	7,586	39,531	47,117	46,138	(46,921)	(783)	124,669
TA Morgan Stanley Mid-Cap Growth Initial Class	132,673,373	1,181,576	1,953,826	(772,250)	2,957,565	2,492,231	5,449,796	41,431,633	46,881,429	46,109,179	(17,098,339)	29,010,840	161,684,213
TA Morgan Stanley Mid-Cap Growth Service Class	790,694	5,117	11,442	(6,325)	17,612	46,468	64,080	208,982	273,062	266,737	(116,598)	150,139	940,833
TA Multi-Managed Balanced Initial Class	122,472,335	2,044,432	1,728,786	315,646	4,192,538	2,475,944	6,668,482	12,499,281	19,167,763	19,483,409	(8,439,019)	11,044,390	133,516,725
TA Multi-Managed Balanced Service Class	553,430	10,646	9,033	1,613	24,562	28,548	53,110	47,343	100,453	102,066	11,311	113,377	666,807
TA PIMCO Tactical - Balanced Service Class	1,889,653	13,257	28,865	(15,608)	—	(4,776)	(4,776)	221,694	216,918	201,310	457,191	658,501	2,548,154
TA PIMCO Tactical - Conservative Service Class	1,840,876	6,045	19,461	(13,416)	—	(56,148)	(56,148)	148,245	92,097	78,681	(965,752)	(887,071)	953,805
TA PIMCO Tactical - Growth Service Class	500,498	4,884	11,275	(6,391)	—	30,225	30,225	82,534	112,759	106,368	(4,370)	101,998	602,496
TA PIMCO Total Return Initial Class	76,559,232	1,227,829	885,918	341,911	697,800	(1,577)	696,223	(3,686,178)	(2,989,955)	(2,648,044)	(20,003,747)	(22,651,791)	53,907,441
TA PIMCO Total Return Service Class	984,685	17,089	14,393	2,696	10,695	427	11,122	(58,390)	(47,268)	(44,572)	13,858	(30,714)	953,971
TA Systematic Small/Mid Cap Value Initial Class	26,513,383	440,167	1,178,142	(737,975)	211,691	1,328,699	1,540,390	22,479,033	24,019,423	23,281,448	68,687,658	91,969,106	118,482,489
TA Systematic Small/Mid Cap Value Service Class	632,490	5,773	21,714	(15,941)	3,951	57,982	61,933	383,501	445,434	429,493	884,996	1,314,489	1,946,979

See Accompanying Notes.

(1)	See Footnote 1

13

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA T. Rowe Price Small Cap Initial Class	$28,527,518	$25,511	$501,786	$(476,275)	$1,476,975	$2,711,032	$4,188,007	$8,372,918	$12,560,925	$12,084,650	$(269,946)	$11,814,704	$40,342,222
TA T. Rowe Price Small Cap Service Class	319,628	—	5,794	(5,794)	18,638	20,359	38,997	109,802	148,799	143,005	34,185	177,190	496,818
TA Vanguard ETF - Balanced Service Class	996,682	15,884	17,173	(1,289)	19,680	43,342	63,022	64,206	127,228	125,939	1,862,185	1,988,124	2,984,806
TA Vanguard ETF - Growth Service Class	2,728,447	37,183	43,569	(6,386)	60,053	92,689	152,742	352,939	505,681	499,295	845,446	1,344,741	4,073,188
TA WMC Diversified Growth Initial Class	361,912,975	4,046,241	5,149,608	(1,103,367)	—	4,510,547	4,510,547	100,574,698	105,085,245	103,981,878	(45,468,277)	58,513,601	420,426,576
TA WMC Diversified Growth Service Class	1,690,925	13,439	23,037	(9,598)	—	81,479	81,479	385,877	467,356	457,758	(372,535)	85,223	1,776,148

See Accompanying Notes.

(1)	See Footnote 1

14

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

In the prior year, both Service Class and Initial Class were presented together within one subaccount. For the current year presentation, Service Class and Initial Class shares have been restated and now are reflected separately.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap

15

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFunds	ProFunds
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon Money Market Service Class	Transamerica Aegon Money Market VP Service Class
TA Aegon Tactical Vanguard ETF - Conservative Service Class	Transamerica Aegon Tactical Vanguard ETF - Conservative VP Service Class
TA Aegon Tactical Vanguard ETF - Growth Service Class	Transamerica Aegon Tactical Vanguard ETF - Growth VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
TA AllianceBernstein Dynamic Allocation Service Class	Transamerica AllianceBernstein Dynamic Allocation VP Service Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Conservative Service Class	Transamerica Asset Allocation - Conservative VP Service Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Growth Service Class	Transamerica Asset Allocation - Growth VP Service Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Service Class	Transamerica Asset Allocation - Moderate VP Service Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Asset Allocation - Moderate Growth Service Class	Transamerica Asset Allocation - Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BNP Paribas Large Cap Growth Initial Class	Transamerica BNP Paribas Large Cap Growth VP Initial Class
TA BNP Paribas Large Cap Growth Service Class	Transamerica BNP Paribas Large Cap Growth VP Service Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA Hanlon Income Service Class	Transamerica Hanlon Income VP Service Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class

16

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Service Class	Transamerica Morgan Stanley Mid-Cap Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA Systematic Small/Mid Cap Value Service Class	Transamerica Systematic Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA Vanguard ETF - Balanced Service Class	Transamerica Vanguard ETF - Balanced VP Service Class
TA Vanguard ETF - Growth Service Class	Transamerica Vanguard ETF - Growth VP Service Class
TA WMC Diversified Growth Initial Class	Transamerica WMC Diversified Growth VP Initial Class
TA WMC Diversified Growth Service Class	Transamerica WMC Diversified Growth VP Service Class

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Aegon Tactical Vanguard ETF - Conservative Service Class	December 9, 2011
TA Aegon Tactical Vanguard ETF - Growth Service Class	December 9, 2011
TA Jennison Growth Initial Class	April 30, 2010
TA Jennison Growth Service Class	April 30, 2010
TA Hanlon Income Service Class	November 19, 2009
TA Janus Balanced Service Class	November 19, 2009
TA PIMCO Tactical - Balanced Service Class	November 19, 2009
TA PIMCO Tactical - Conservative Service Class	November 19, 2009
TA PIMCO Tactical - Growth Service Class	November 19, 2009
TA BNP Paribas Large Cap Growth Initial Class	April 30, 2009
TA BNP Paribas Large Cap Growth Service Class	April 30, 2009

17

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:

Subaccount	Formerly
TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Large Cap Value Initial Class
TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Large Cap Value Service Class
TA BNP Paribas Large Cap Growth Initial Class	TA Multi Managed Large-Cap Core Initial Class
TA BNP Paribas Large Cap Growth Service Class	TA Multi Managed Large-Cap Core Service Class
TA Vanguard ETF - Balanced Service Class	TA Vanguard ETF Index - Balanced Service Class
TA Vanguard ETF - Growth Service Class	TA Vanguard ETF Index - Growth Service Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
TA Third Avenue Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class
TA Third Avenue Value Service Class	TA Systematic Small/Mid Cap Value Service Class

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

18

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
Fidelity® VIP Contrafund® Service Class 2	$897,742	$4,198,821
Fidelity® VIP Equity-Income Service Class 2	1,036,665	1,929,566
Fidelity® VIP Growth Opportunities Service Class 2	45,410	721,059
Fidelity® VIP Index 500 Service Class 2	6,935	32,716
Access VP High Yield	2,306,012	1,705,740
ProFund VP Asia 30	1,190,918	854,853
ProFund VP Basic Materials	1,042,437	1,531,577
ProFund VP Bull	13,381,719	10,397,865
ProFund VP Consumer Services	3,707,577	2,303,424
ProFund VP Emerging Markets	4,500,264	4,090,019
ProFund VP Europe 30	1,091,454	1,058,347
ProFund VP Falling U.S. Dollar	204,869	187,285
ProFund VP Financials	4,965,499	2,648,400
ProFund VP International	6,703,554	6,424,280
ProFund VP Japan	2,321,173	1,597,328
ProFund VP Mid-Cap	16,246,372	16,392,287
ProFund VP Money Market	60,483,957	64,236,875
ProFund VP NASDAQ-100	7,326,847	7,696,866
ProFund VP Oil & Gas	2,096,558	2,824,422
ProFund VP Pharmaceuticals	2,470,652	1,884,819
ProFund VP Precious Metals	1,760,358	2,632,720
ProFund VP Short Emerging Markets	587,470	603,642
ProFund VP Short International	350,737	373,164
ProFund VP Short NASDAQ-100	1,684,719	1,991,836
ProFund VP Short Small-Cap	536,120	608,854
ProFund VP Small-Cap	22,467,693	22,102,124
ProFund VP Small-Cap Value	4,159,902	2,381,859
ProFund VP Telecommunications	364,950	3,447,686
ProFund VP U.S. Government Plus	1,615,734	3,264,896
ProFund VP UltraSmall-Cap	4,573,232	3,084,306
ProFund VP Utilities	1,680,302	4,518,879
TA AEGON High Yield Bond Initial Class	9,047,811	19,355,865
TA Aegon High Yield Bond Service Class	178,920	239,635
TA Aegon Money Market Initial Class	23,696,672	30,760,742
TA Aegon Money Market Service Class	154,036	447,976
TA Aegon Tactical Vanguard ETF - Conservative Service Class	283,557	113,580

19

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Tactical Vanguard ETF - Growth Service Class	$573,576	$1,116,882
TA AEGON U.S. Government Securities Initial Class	4,263,501	8,290,876
TA Aegon U.S. Government Securities Service Class	70,333	103,583
TA AllianceBernstein Dynamic Allocation Initial Class	1,446,950	2,302,079
TA AllianceBernstein Dynamic Allocation Service Class	41,538	50,665
TA Asset Allocation - Conservative Initial Class	17,304,137	41,014,964
TA Asset Allocation - Conservative Service Class	81,340	1,168,126
TA Asset Allocation - Growth Initial Class	6,384,351	15,042,364
TA Asset Allocation - Growth Service Class	103,838	557,548
TA Asset Allocation - Moderate Initial Class	13,965,537	33,500,616
TA Asset Allocation - Moderate Service Class	173,107	1,124,106
TA Asset Allocation - Moderate Growth Initial Class	18,623,434	32,520,712
TA Asset Allocation - Moderate Growth Service Class	535,064	1,404,933
TA Barrow Hanley Dividend Focused Initial Class	8,681,991	13,809,610
TA Barrow Hanley Dividend Focused Service Class	168,158	232,862
TA BNP Paribas Large Cap Growth Initial Class	4,590,679	2,930,565
TA BNP Paribas Large Cap Growth Service Class	35,104	33,321
TA Clarion Global Real Estate Securities Initial Class	7,687,287	10,853,275
TA Clarion Global Real Estate Securities Service Class	153,635	162,859
TA Hanlon Income Service Class	940,953	3,070,387
TA International Moderate Growth Initial Class	855,941	1,858,864
TA International Moderate Growth Service Class	21,303	23,065
TA Janus Balanced Service Class	1,329,706	481,982
TA Jennison Growth Initial Class	6,063,293	4,719,127
TA Jennison Growth Service Class	97,482	131,653
TA JPMorgan Core Bond Initial Class	4,713,916	24,900,831
TA JPMorgan Core Bond Service Class	128,668	281,468
TA JPMorgan Enhanced Index Initial Class	6,878,977	5,193,322
TA JPMorgan Enhanced Index Service Class	110,223	126,437
TA JPMorgan Mid Cap Value Initial Class	607,992	3,229,242
TA JPMorgan Mid Cap Value Service Class	2,969	50,271
TA JPMorgan Tactical Allocation Initial Class	2,069,925	9,773,585
TA JPMorgan Tactical Allocation Service Class	28,754	230,955
TA MFS International Equity Initial Class	7,630,633	10,316,314
TA MFS International Equity Service Class	122,889	145,937
TA Morgan Stanley Capital Growth Initial Class	3,253,681	5,922,659

20

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA Morgan Stanley Capital Growth Service Class	$53,387	$100,666
TA Morgan Stanley Mid-Cap Growth Initial Class	8,428,234	23,339,455
TA Morgan Stanley Mid-Cap Growth Service Class	220,673	325,981
TA Multi-Managed Balanced Initial Class	13,596,656	17,526,151
TA Multi-Managed Balanced Service Class	324,484	286,974
TA PIMCO Tactical - Balanced Service Class	1,430,947	989,391
TA PIMCO Tactical - Conservative Service Class	417,602	1,396,766
TA PIMCO Tactical - Growth Service Class	707,042	717,792
TA PIMCO Total Return Initial Class	14,801,271	33,765,981
TA PIMCO Total Return Service Class	424,940	397,732
TA Systematic Small/Mid Cap Value Initial Class	83,441,912	15,280,882
TA Systematic Small/Mid Cap Value Service Class	1,430,793	557,768
TA T. Rowe Price Small Cap Initial Class	10,104,701	9,373,953
TA T. Rowe Price Small Cap Service Class	136,752	89,627
TA Vanguard ETF - Balanced Service Class	2,408,743	528,168
TA Vanguard ETF - Growth Service Class	1,220,304	320,640
TA WMC Diversified Growth Initial Class	7,587,391	54,158,356
TA WMC Diversified Growth Service Class	265,061	647,241

21

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Fidelity® VIP Contrafund® Service Class 2	8,288	(201,841)	(193,553)	—	(248,007)	(248,007)
Fidelity® VIP Equity-Income Service Class 2	980	(109,332)	(108,352)	—	(145,087)	(145,087)
Fidelity® VIP Growth Opportunities Service Class 2	—	(61,313)	(61,313)	—	(63,505)	(63,505)
Fidelity® VIP Index 500 Service Class 2	—	(1,862)	(1,862)	—	(628)	(628)
Access VP High Yield	8,962	21,452	30,414	—	(131,515)	(131,515)
ProFund VP Asia 30	577	45,065	45,642	—	(54,202)	(54,202)
ProFund VP Basic Materials	—	(50,800)	(50,800)	—	(325,665)	(325,665)
ProFund VP Bull	84,033	166,150	250,183	—	192,503	192,503
ProFund VP Consumer Services	23,117	79,541	102,658	—	(479,137)	(479,137)
ProFund VP Emerging Markets	9,061	41,242	50,303	200,606	(67,180)	133,426
ProFund VP Europe 30	2,020	(1,211)	809	—	18,667	18,667
ProFund VP Falling U.S. Dollar	9,141	(6,719)	2,422	—	(18,911)	(18,911)
ProFund VP Financials	12,341	385,006	397,347	—	(17,086)	(17,086)
ProFund VP International	41,034	(60,568)	(19,534)	34,202	403,410	437,612
ProFund VP Japan	13,650	118,165	131,815	—	(46,176)	(46,176)
ProFund VP Mid-Cap	36,727	(86,053)	(49,326)	—	461,159	461,159
ProFund VP Money Market	299,944	(672,933)	(372,989)	—	(535,295)	(535,295)
ProFund VP NASDAQ-100	37,410	(73,482)	(36,072)	42,465	(77,160)	(34,695)
ProFund VP Oil & Gas	1,417	(87,634)	(86,217)	—	(307,567)	(307,567)
ProFund VP Pharmaceuticals	4,728	26,685	31,413	—	(479,870)	(479,870)
ProFund VP Precious Metals	49,402	(151,136)	(101,734)	—	(117,681)	(117,681)
ProFund VP Short Emerging Markets	35,467	(40,237)	(4,770)	1,102	(9,820)	(8,718)
ProFund VP Short International	8,361	(12,728)	(4,367)	12,169	(1,471)	10,698
ProFund VP Short NASDAQ-100	16,088	(103,170)	(87,082)	11,898	27,575	39,473
ProFund VP Short Small-Cap	16,910	(42,324)	(25,414)	23,523	(24,891)	(1,368)
ProFund VP Small-Cap	82,649	(62,485)	20,164	—	325,509	325,509
ProFund VP Small-Cap Value	2,585	156,470	159,055	—	(81,382)	(81,382)

22

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Telecommunications	1,094	(363,861)	(362,767)	958,706	(546,369)	412,337
ProFund VP U.S. Government Plus	8,639	(120,976)	(112,337)	—	(70,866)	(70,866)
ProFund VP UltraSmall-Cap	18,285	172,154	190,439	—	(151,738)	(151,738)
ProFund VP Utilities	—	(294,315)	(294,315)	—	(744,352)	(744,352)
TA AEGON High Yield Bond Initial Class	4,522	(603,529)	(599,007)	126,025	(111,207)	14,818
TA Aegon High Yield Bond Service Class	—	(4,075)	(4,075)	—	(3,101)	(3,101)
TA Aegon Money Market Initial Class	371,676	(804,336)	(432,660)	—	(1,518,888)	(1,518,888)
TA Aegon Money Market Service Class	3,864	(31,792)	(27,928)	—	(23,137)	(23,137)
TA Aegon Tactical Vanguard ETF - Conservative Service Class	—	14,725	14,725	21,962	(13,366)	8,596
TA Aegon Tactical Vanguard ETF - Growth Service Class	23,043	(68,155)	(45,112)	—	(41,680)	(41,680)
TA Aegon U.S. Government Securities Initial Class	4,599	(321,120)	(316,521)	—	(364,899)	(364,899)
TA Aegon U.S. Government Securities Service Class	—	(3,005)	(3,005)	—	(16,022)	(16,022)
TA AllianceBernstein Dynamic Allocation Initial Class	4,882	(58,371)	(53,489)	—	(347,731)	(347,731)
TA AllianceBernstein Dynamic Allocation Service Class	—	(494)	(494)	—	(4,685)	(4,685)
TA Asset Allocation - Conservative Initial Class	24,486	(1,610,256)	(1,585,770)	—	(301,408)	(301,408)
TA Asset Allocation - Conservative Service Class	9	(68,322)	(68,313)	—	(36,881)	(36,881)
TA Asset Allocation - Growth Initial Class	702,313	(1,244,489)	(542,176)	—	(1,179,241)	(1,179,241)
TA Asset Allocation - Growth Service Class	343	(24,816)	(24,473)	—	(22,836)	(22,836)
TA Asset Allocation - Moderate Initial Class	168,197	(1,467,007)	(1,298,810)	—	(1,905,076)	(1,905,076)
TA Asset Allocation - Moderate Service Class	717	(56,753)	(56,036)	—	(50,128)	(50,128)
TA Asset Allocation - Moderate Growth Initial Class	76,427	(1,027,650)	(951,223)	—	(1,992,025)	(1,992,025)
TA Asset Allocation - Moderate Growth Service Class	661	(49,905)	(49,244)	—	(41,638)	(41,638)
TA Barrow Hanley Dividend Focused Initial Class	5,343	(222,760)	(217,417)	—	(478,645)	(478,645)
TA Barrow Hanley Dividend Focused Service Class	8	(3,726)	(3,718)	—	(15,138)	(15,138)
TA BNP Paribas Large Cap Growth Initial Class	12,530	81,597	94,127	37,935	(47,588)	(9,653)
TA BNP Paribas Large Cap Growth Service Class	1	248	249	—	(1,042)	(1,042)
TA Clarion Global Real Estate Securities Initial Class	71,156	(227,880)	(156,724)	154,547	(308,139)	(153,592)

23

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Clarion Global Real Estate Securities Service Class	17	(1,587)	(1,570)	—	(3,079)	(3,079)
TA Hanlon Income Service Class	95,396	(2,382,967)	(2,287,571)	—	(2,502,971)	(2,502,971)
TA International Moderate Growth Initial Class	4,416	(105,325)	(100,909)	—	(152,387)	(152,387)
TA International Moderate Growth Service Class	5	(180)	(175)	—	(416)	(416)
TA Janus Balanced Service Class	29,340	777,036	806,376	—	(252,010)	(252,010)
TA Jennison Growth Initial Class	12,792	(14,821)	(2,029)	—	(190,348)	(190,348)
TA Jennison Growth Service Class	398	(3,762)	(3,364)	—	(3,648)	(3,648)
TA JPMorgan Core Bond Initial Class	3,991	(794,205)	(790,214)	117,243	(255,033)	(137,790)
TA JPMorgan Core Bond Service Class	220	(11,526)	(11,306)	—	(13,050)	(13,050)
TA JPMorgan Enhanced Index Initial Class	187,323	(95,450)	91,873	78,740	80,776	159,516
TA JPMorgan Enhanced Index Service Class	9	(1,009)	(1,000)	203	(825)	(622)
TA JPMorgan Mid Cap Value Initial Class	—	(109,811)	(109,811)	—	(129,350)	(129,350)
TA JPMorgan Mid Cap Value Service Class	—	(2,034)	(2,034)	—	(389)	(389)
TA JPMorgan Tactical Allocation Initial Class	212,542	(451,804)	(239,262)	—	(349,397)	(349,397)
TA JPMorgan Tactical Allocation Service Class	2	(14,517)	(14,515)	—	(15,586)	(15,586)
TA MFS International Equity Initial Class	190,277	(371,580)	(181,303)	—	(218,560)	(218,560)
TA MFS International Equity Service Class	186	(1,335)	(1,149)	—	(3,688)	(3,688)
TA Morgan Stanley Capital Growth Initial Class	6,396	(134,889)	(128,493)	—	(275,409)	(275,409)
TA Morgan Stanley Capital Growth Service Class	1	(2,412)	(2,411)	206	(2,346)	(2,140)
TA Morgan Stanley Mid-Cap Growth Initial Class	7,578	(423,753)	(416,175)	—	(757,491)	(757,491)
TA Morgan Stanley Mid-Cap Growth Service Class	16	(5,563)	(5,547)	—	(18,476)	(18,476)
TA Multi-Managed Balanced Initial Class	216,384	(666,193)	(449,809)	—	(916,414)	(916,414)
TA Multi-Managed Balanced Service Class	2	1,056	1,058	—	(3,190)	(3,190)
TA PIMCO Tactical - Balanced Service Class	60,679	395,266	455,945	—	(1,516,641)	(1,516,641)
TA PIMCO Tactical - Conservative Service Class	46,070	(1,114,781)	(1,068,711)	—	(935,011)	(935,011)
TA PIMCO Tactical - Growth Service Class	106,397	(148,407)	(42,010)	—	(82,136)	(82,136)
TA PIMCO Total Return Initial Class	65,976	(1,320,730)	(1,254,754)	93,474	281,739	375,213

24

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA PIMCO Total Return Service Class	252	893	1,145	—	(11,623)	(11,623)
TA Systematic Small/Mid Cap Value Initial Class	160,208	2,814,607	2,974,815	—	(415,896)	(415,896)
TA Systematic Small/Mid Cap Value Service Class	62	39,166	39,228	—	(12,377)	(12,377)
TA T. Rowe Price Small Cap Initial Class	168,058	(173,989)	(5,931)	35,958	(59,435)	(23,477)
TA T. Rowe Price Small Cap Service Class	4	1,376	1,380	—	(2,614)	(2,614)
TA Vanguard ETF - Balanced Service Class	123,188	33,575	156,763	29,054	11,052	40,106
TA Vanguard ETF - Growth Service Class	46,668	24,527	71,195	2,296	4,756	7,052
TA WMC Diversified Growth Initial Class	130,650	(2,827,774)	(2,697,124)	—	(3,473,880)	(3,473,880)
TA WMC Diversified Growth Service Class	291	(20,700)	(20,409)	—	(23,091)	(23,091)

25

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Contrafund® Service Class 2
	12/31/2013	1,509,718	$19.03	to	$13.07	$28,097,273	0.82%	1.25%	to	2.50%	29.34%	to	27.76%
	12/31/2012	1,703,271	14.71	to	10.23	24,576,332	1.08	1.25	to	2.50	14.70	to	13.29
	12/31/2011	1,951,278	12.83	to	10.51	24,580,502	0.75	1.25	to	2.50	(3.98)	to	(5.15)
	12/31/2010	2,174,148	13.36	to	12.60	28,600,501	0.98	1.25	to	2.50	15.48	to	14.86
	12/31/2009	2,575,567	11.57	to	10.97	29,369,358	1.16	1.25	to	1.80	33.80	to	33.07
Fidelity® VIP Equity-Income Service Class 2
	12/31/2013	636,126	17.46	to	15.68	10,859,970	2.21	1.25	to	2.50	26.25	to	24.71
	12/31/2012	744,478	13.83	to	12.57	10,080,918	2.78	1.25	to	2.50	15.60	to	14.19
	12/31/2011	889,565	11.96	to	11.01	10,438,450	2.13	1.25	to	2.50	(0.59)	to	(1.80)
	12/31/2010	1,063,959	12.03	to	11.35	12,592,362	1.57	1.25	to	2.50	13.50	to	12.89
	12/31/2009	1,270,306	10.60	to	10.05	13,263,253	2.05	1.25	to	1.80	28.28	to	27.59
Fidelity® VIP Growth Opportunities Service Class 2
	12/31/2013	294,968	12.67	to	14.80	3,671,822	0.05	1.25	to	2.50	35.84	to	34.19
	12/31/2012	356,281	9.32	to	11.03	3,268,105	0.15	1.25	to	2.50	17.84	to	16.40
	12/31/2011	419,786	7.91	to	7.42	3,267,264	—	1.25	to	1.80	0.71	to	0.17
	12/31/2010	461,392	7.86	to	7.41	3,567,194	—	1.25	to	1.80	21.95	to	21.29
	12/31/2009	638,516	6.44	to	6.11	4,058,057	0.25	1.25	to	1.80	43.67	to	42.89
Fidelity® VIP Index 500 Service Class 2
	12/31/2013	16,813	17.32	to	16.67	280,409	1.61	1.40	to	1.80	30.09	to	29.58
	12/31/2012	18,675	13.31	to	12.86	240,364	1.90	1.40	to	1.80	14.03	to	13.58
	12/31/2011	19,303	11.68	to	11.32	218,743	1.66	1.40	to	1.80	0.38	to	(0.01)
	12/31/2010	21,946	11.63	to	11.33	248,696	1.70	1.40	to	1.80	13.15	to	12.70
	12/31/2009	24,049	10.28	to	10.05	241,815	2.34	1.40	to	1.80	24.56	to	24.07
Access VP High Yield
	12/31/2013	231,376	16.02	to	11.40	3,659,857	2.66	1.25	to	2.50	8.66	to	7.34
	12/31/2012	200,962	14.74	to	14.32	2,928,925	3.91	1.25	to	2.50	12.71	to	12.10
	12/31/2011	332,477	13.08	to	12.78	4,315,511	1.00	1.25	to	1.80	1.48	to	0.93
	12/31/2010	298,006	12.89	to	12.66	3,821,747	8.72	1.25	to	1.80	14.94	to	14.32
	12/31/2009	733,601	11.21	to	11.07	8,198,167	8.70	1.25	to	1.80	15.47	to	14.85
ProFund VP Asia 30
	12/31/2013	345,193	9.09	to	10.79	3,096,828	0.06	1.25	to	2.50	13.55	to	12.17
	12/31/2012	299,551	8.00	to	10.32	2,371,773	—	1.25	to	2.50	14.04	to	12.65
	12/31/2011	353,753	7.02	to	6.85	2,458,400	0.04	1.25	to	2.50	(27.90)	to	(28.29)
	12/31/2010	663,458	9.73	to	9.56	6,414,341	0.07	1.25	to	1.80	12.50	to	11.89
	12/31/2009	657,444	8.65	to	8.54	5,665,586	1.06	1.25	to	1.80	52.30	to	51.47
ProFund VP Basic Materials
	12/31/2013	289,506	11.38	to	11.07	3,264,181	0.97	1.25	to	2.50	16.97	to	15.54
	12/31/2012	340,306	9.73	to	10.82	3,283,787	0.34	1.25	to	2.50	7.14	to	5.83
	12/31/2011	665,971	9.08	to	8.87	6,002,319	0.13	1.25	to	2.50	(17.19)	to	(17.63)
	12/31/2010	912,348	10.97	to	10.77	9,958,355	0.54	1.25	to	1.80	28.10	to	27.40
	12/31/2009	649,687	8.56	to	8.45	5,545,294	0.75	1.25	to	1.80	60.37	to	59.50
ProFund VP Bull
	12/31/2013	757,362	13.99	to	12.79	10,421,295	—	1.25	to	2.50	28.15	to	26.59
	12/31/2012	507,179	10.92	to	10.53	5,478,815	—	1.25	to	2.50	12.48	to	11.87
	12/31/2011	314,676	9.70	to	9.42	3,025,920	—	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2010	410,450	9.83	to	9.59	4,006,999	0.14	1.25	to	1.80	11.19	to	10.59
	12/31/2009	875,361	8.84	to	8.67	7,696,051	1.16	1.25	to	1.80	22.81	to	22.15

26

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Consumer Services
	12/31/2013	264,798	$16.69	to	$15.77	$4,378,895	0.27%	1.25%	to	2.50%	38.14%	to	36.46%
	12/31/2012	162,140	12.08	to	11.56	1,945,007	—	1.25	to	2.50	20.59	to	19.11
	12/31/2011	641,277	10.02	to	11.51	6,392,237	—	1.25	to	2.50	4.20	to	2.93
	12/31/2010	383,045	9.61	to	9.44	3,668,029	—	1.25	to	2.50	19.89	to	19.24
	12/31/2009	12,259	8.02	to	7.92	97,962	—	1.25	to	1.80	29.19	to	28.49
ProFund VP Emerging Markets
	12/31/2013	917,069	7.59	to	7.97	6,883,811	0.74	1.25	to	2.50	(7.58)	to	(8.71)
	12/31/2012	866,766	8.21	to	8.73	7,058,966	1.07	1.25	to	2.50	5.25	to	3.96
	12/31/2011	733,340	7.80	to	8.40	5,679,386	—	1.25	to	2.50	(20.69)	to	(21.66)
	12/31/2010	1,507,451	9.84	to	9.66	14,751,885	—	1.25	to	2.50	8.41	to	7.83
	12/31/2009	1,520,159	9.07	to	8.96	13,741,556	0.12	1.25	to	1.80	60.35	to	59.49
ProFund VP Europe 30
	12/31/2013	48,595	9.39	to	14.37	455,145	0.71	1.25	to	2.50	20.13	to	18.67
	12/31/2012	47,786	7.82	to	12.11	376,164	2.24	1.25	to	2.50	15.15	to	13.74
	12/31/2011	29,119	6.79	to	6.63	196,452	0.42	1.25	to	2.50	(10.01)	to	(10.49)
	12/31/2010	45,403	7.54	to	7.41	340,241	1.81	1.25	to	1.80	1.37	to	0.82
	12/31/2009	70,963	7.44	to	7.35	525,522	2.68	1.25	to	1.80	30.66	to	29.95
ProFund VP Falling U.S. Dollar
	12/31/2013	24,962	8.87	to	8.57	219,496	—	1.25	to	1.80	(3.22)	to	(3.74)
	12/31/2012	22,540	9.17	to	8.91	205,066	—	1.25	to	1.80	(2.00)	to	(2.53)
	12/31/2011	41,451	9.36	to	9.14	384,496	—	1.25	to	1.80	(3.92)	to	(4.44)
	12/31/2010	40,145	9.74	to	9.56	388,977	—	1.25	to	1.80	(3.79)	to	(4.31)
	12/31/2009	65,539	10.12	to	9.99	661,187	3.06	1.25	to	1.80	2.04	to	1.49
ProFund VP Financials
	12/31/2013	654,455	7.19	to	13.13	4,677,907	0.33	1.25	to	2.50	30.45	to	28.86
	12/31/2012	257,108	5.51	to	10.33	1,428,016	0.27	1.25	to	2.50	23.18	to	21.67
	12/31/2011	274,194	4.47	to	8.49	1,217,438	—	1.25	to	2.50	(14.89)	to	(15.93)
	12/31/2010	428,069	5.26	to	5.16	2,237,141	0.39	1.25	to	2.50	9.56	to	8.97
	12/31/2009	458,108	4.80	to	4.74	2,189,669	2.19	1.25	to	1.80	13.59	to	12.97
ProFund VP International
	12/31/2013	605,839	8.32	to	12.37	5,113,358	—	1.25	to	2.50	18.02	to	16.58
	12/31/2012	625,373	7.05	to	6.85	4,414,657	—	1.25	to	2.50	14.50	to	13.87
	12/31/2011	187,761	6.15	to	6.01	1,147,807	—	1.25	to	1.80	(15.40)	to	(15.85)
	12/31/2010	597,504	7.27	to	7.14	4,326,839	—	1.25	to	1.80	6.47	to	5.90
	12/31/2009	524,061	6.83	to	6.75	3,569,383	0.03	1.25	to	1.80	23.11	to	22.44
ProFund VP Japan
	12/31/2013	144,283	7.67	to	14.76	1,120,854	—	1.25	to	2.35	46.41	to	44.83
	12/31/2012	12,468	5.24	to	5.09	87,938	—	1.25	to	2.35	21.42	to	20.77
	12/31/2011	58,644	4.32	to	4.22	251,863	—	1.25	to	1.80	(19.54)	to	(19.98)
	12/31/2010	6,346	5.37	to	5.27	33,989	—	1.25	to	1.80	(7.69)	to	(8.19)
	12/31/2009	17,413	5.81	to	5.74	101,037	0.19	1.25	to	1.80	8.97	to	8.38
ProFund VP Mid-Cap
	12/31/2013	655,474	13.32	to	12.91	8,608,588	—	1.25	to	2.50	29.18	to	27.60
	12/31/2012	704,800	10.31	to	10.02	7,214,633	—	1.25	to	2.50	14.11	to	13.49
	12/31/2011	243,641	9.04	to	8.83	2,186,356	—	1.25	to	1.80	(5.36)	to	(5.87)
	12/31/2010	411,183	9.55	to	9.38	3,905,297	—	1.25	to	1.80	22.52	to	21.86
	12/31/2009	331,619	7.80	to	7.70	2,577,703	—	1.25	to	1.80	31.24	to	30.53
ProFund VP Money Market
	12/31/2013	944,489	9.75	to	9.52	9,100,854	0.02	1.25	to	2.50	(1.21)	to	(2.42)
	12/31/2012	1,317,478	9.87	to	9.52	12,853,646	0.02	1.25	to	2.50	(1.22)	to	(1.76)
	12/31/2011	1,852,773	9.99	to	9.69	18,340,831	0.02	1.25	to	1.80	(1.21)	to	(1.74)
	12/31/2010	981,614	10.11	to	9.87	9,813,635	0.02	1.25	to	1.80	(1.21)	to	(1.75)
	12/31/2009	1,848,310	10.24	to	10.04	18,791,752	0.04	1.25	to	1.80	(1.20)	to	(1.74)

27

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP NASDAQ-100
	12/31/2013	291,134	$20.14	to	$14.09	$5,739,035	—%	1.25%	to	2.50%	32.62%	to	31.00%
	12/31/2012	327,206	15.18	to	10.76	4,867,463	—	1.25	to	2.50	14.79	to	13.38
	12/31/2011	361,901	13.23	to	12.83	4,720,266	—	1.25	to	2.50	0.21	to	(0.34)
	12/31/2010	440,010	13.20	to	12.88	5,769,428	—	1.25	to	1.80	16.79	to	16.15
	12/31/2009	315,036	11.30	to	11.09	3,536,691	—	1.25	to	1.80	50.13	to	49.32
ProFund VP Oil & Gas
	12/31/2013	507,327	11.34	to	13.29	5,684,096	0.43	1.25	to	2.50	22.54	to	21.05
	12/31/2012	593,544	9.26	to	10.98	5,436,496	0.14	1.25	to	2.50	1.62	to	0.37
	12/31/2011	901,111	9.11	to	10.94	8,133,363	0.15	1.25	to	2.50	0.99	to	(0.24)
	12/31/2010	1,307,431	9.02	to	8.86	11,724,883	0.40	1.25	to	2.50	16.31	to	15.68
	12/31/2009	980,907	7.75	to	7.66	7,577,975	—	1.25	to	1.80	14.07	to	13.46
ProFund VP Pharmaceuticals
	12/31/2013	194,314	15.00	to	13.55	2,884,615	2.03	1.25	to	2.50	30.00	to	28.42
	12/31/2012	162,901	11.54	to	11.27	1,868,125	0.94	1.25	to	2.50	10.47	to	9.11
	12/31/2011	642,771	10.45	to	11.09	6,680,073	0.80	1.25	to	2.50	14.70	to	13.31
	12/31/2010	87,635	9.11	to	8.95	794,819	5.61	1.25	to	2.50	(0.76)	to	(1.30)
	12/31/2009	93,710	9.18	to	9.06	857,333	2.84	1.25	to	1.80	15.45	to	14.83
ProFund VP Precious Metals
	12/31/2013	545,424	5.84	to	5.70	3,153,443	—	1.25	to	2.50	(38.71)	to	(39.46)
	12/31/2012	647,158	9.52	to	9.25	6,108,327	—	1.25	to	2.50	(15.61)	to	(16.07)
	12/31/2011	764,839	11.28	to	11.02	8,567,955	—	1.25	to	1.80	(20.21)	to	(20.64)
	12/31/2010	813,507	14.14	to	13.89	11,446,052	—	1.25	to	1.80	31.29	to	30.58
	12/31/2009	748,005	10.77	to	10.64	8,029,178	0.85	1.25	to	1.80	33.66	to	32.93
ProFund VP Short Emerging Markets
	12/31/2013	56,849	4.06	to	7.24	240,704	—	1.25	to	2.50	(1.46)	to	(2.66)
	12/31/2012	61,619	4.12	to	7.44	258,620	—	1.25	to	2.50	(14.12)	to	(15.18)
	12/31/2011	70,337	4.80	to	8.77	336,461	—	1.25	to	2.50	9.30	to	7.97
	12/31/2010	91,871	4.39	to	4.32	402,532	—	1.25	to	2.50	(19.43)	to	(19.86)
	12/31/2009	53,469	5.45	to	5.39	290,588	—	1.25	to	1.80	(49.35)	to	(49.62)
ProFund VP Short International
	12/31/2013	52,607	4.82	to	4.66	254,319	—	1.25	to	1.80	(21.98)	to	(22.41)
	12/31/2012	56,974	6.18	to	6.00	350,434	—	1.25	to	1.80	(21.15)	to	(21.58)
	12/31/2011	46,276	7.83	to	7.65	360,355	—	1.25	to	1.80	0.55	to	0.01
	12/31/2010	39,900	7.79	to	7.65	309,380	—	1.25	to	1.80	(15.75)	to	(16.21)
	12/31/2009	92,914	9.25	to	9.13	856,218	—	1.25	to	1.80	(31.14)	to	(31.52)
ProFund VP Short NASDAQ-100
	12/31/2013	76,965	3.21	to	3.85	248,872	—	1.25	to	2.50	(30.28)	to	(31.13)
	12/31/2012	164,047	4.61	to	5.59	747,094	—	1.25	to	2.50	(19.80)	to	(20.79)
	12/31/2011	124,574	5.75	to	7.05	709,959	—	1.25	to	2.50	(11.58)	to	(12.66)
	12/31/2010	123,309	6.50	to	6.38	797,131	—	1.25	to	2.50	(22.16)	to	(22.58)
	12/31/2009	74,390	8.35	to	8.25	618,831	0.24	1.25	to	1.80	(41.39)	to	(41.71)
ProFund VP Short Small-Cap
	12/31/2013	58,090	2.54	to	3.63	148,739	—	1.25	to	2.50	(32.10)	to	(32.93)
	12/31/2012	83,504	3.75	to	5.42	309,082	—	1.25	to	2.50	(19.97)	to	(20.95)
	12/31/2011	84,872	4.68	to	6.85	394,397	—	1.25	to	2.50	(10.21)	to	(11.30)
	12/31/2010	54,602	5.21	to	5.09	283,165	—	1.25	to	2.50	(29.82)	to	(30.20)
	12/31/2009	131,678	7.43	to	7.29	972,429	0.45	1.25	to	1.80	(33.21)	to	(33.57)
ProFund VP Small-Cap
	12/31/2013	599,307	15.18	to	13.77	8,942,181	—	1.25	to	2.50	35.49	to	33.84
	12/31/2012	579,143	11.21	to	11.13	6,435,849	—	1.25	to	2.50	13.33	to	11.94
	12/31/2011	253,634	9.89	to	9.59	2,487,644	—	1.25	to	2.50	(6.82)	to	(7.32)
	12/31/2010	560,405	10.61	to	10.35	5,905,131	—	1.25	to	1.80	23.25	to	22.58
	12/31/2009	190,693	8.61	to	8.45	1,631,864	—	1.25	to	1.80	24.51	to	23.84

28

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Small-Cap Value
	12/31/2013	299,537	$13.29	to	$14.95	$3,938,358	0.18%	1.25%	to	2.50%	35.98%	to	34.32%
	12/31/2012	140,482	9.78	to	9.50	1,366,155	—	1.25	to	1.80	14.72	to	14.09
	12/31/2011	221,864	8.52	to	8.32	1,877,903	—	1.25	to	1.80	(5.28)	to	(5.80)
	12/31/2010	86,822	9.00	to	8.84	777,227	0.08	1.25	to	1.80	20.60	to	19.94
	12/31/2009	223,032	7.46	to	7.37	1,657,473	0.28	1.25	to	1.80	18.92	to	18.27
ProFund VP Telecommunications
	12/31/2013	90,482	9.59	to	11.77	888,813	3.35	1.25	to	2.50	10.69	to	9.34
	12/31/2012	453,249	8.67	to	10.77	3,923,118	2.14	1.25	to	2.50	15.07	to	13.66
	12/31/2011	40,912	7.53	to	7.36	314,714	3.68	1.25	to	2.50	0.61	to	0.07
	12/31/2010	276,512	7.49	to	7.35	2,055,447	4.52	1.25	to	1.80	14.26	to	13.64
	12/31/2009	35,284	6.55	to	6.47	230,306	5.06	1.25	to	1.80	6.00	to	5.42
ProFund VP U.S. Government Plus
	12/31/2013	77,824	13.09	to	7.37	981,030	0.20	1.25	to	2.50	(20.11)	to	(21.09)
	12/31/2012	190,161	16.38	to	15.91	3,075,207	—	1.25	to	2.50	(0.28)	to	(0.82)
	12/31/2011	261,027	16.43	to	16.05	4,257,423	0.14	1.25	to	1.80	41.75	to	40.99
	12/31/2010	161,089	11.59	to	11.38	1,858,207	0.46	1.25	to	1.80	8.76	to	8.17
	12/31/2009	123,927	10.65	to	10.52	1,315,086	0.06	1.25	to	1.80	(33.45)	to	(33.81)
ProFund VP UltraSmall-Cap
	12/31/2013	518,379	11.37	to	19.43	5,836,654	—	1.25	to	2.50	84.36	to	82.11
	12/31/2012	327,940	6.16	to	10.67	2,009,469	—	1.25	to	2.50	27.91	to	26.34
	12/31/2011	479,678	4.82	to	8.44	2,299,496	—	1.25	to	2.50	(19.83)	to	(20.81)
	12/31/2010	475,160	6.01	to	5.90	2,854,196	—	1.25	to	2.50	46.61	to	45.82
	12/31/2009	433,884	4.10	to	4.05	1,772,706	0.16	1.25	to	1.80	38.45	to	37.70
ProFund VP Utilities
	12/31/2013	209,910	10.82	to	11.51	2,265,063	2.44	1.25	to	2.50	11.91	to	10.55
	12/31/2012	504,225	9.67	to	10.41	4,847,254	1.85	1.25	to	2.50	(1.10)	to	(2.31)
	12/31/2011	1,248,577	9.77	to	9.55	12,125,437	1.69	1.25	to	2.50	16.06	to	15.44
	12/31/2010	503,345	8.42	to	8.27	4,213,911	2.47	1.25	to	1.80	4.64	to	4.08
	12/31/2009	876,905	8.05	to	7.95	7,033,306	3.62	1.25	to	1.80	9.37	to	8.78
TA Aegon High Yield Bond Initial Class
	12/31/2013	919,309	19.68	to	11.71	17,744,646	5.16	1.25	to	2.50	5.28	to	4.00
	12/31/2012	1,518,316	18.70	to	11.26	27,875,102	6.63	1.25	to	2.50	15.91	to	14.49
	12/31/2011	1,503,498	16.13	to	11.03	23,866,535	4.76	1.25	to	2.50	3.48	to	2.22
	12/31/2010	1,879,909	15.59	to	14.95	28,897,082	14.69	1.25	to	2.50	11.05	to	10.45
	12/31/2009	1,545,581	14.04	to	13.53	21,438,339	10.41	1.25	to	1.80	45.42	to	44.64
TA Aegon High Yield Bond Service Class
	12/31/2013	15,979	19.21	to	18.12	301,430	5.25	1.25	to	1.80	5.01	to	4.45
	12/31/2012	20,054	18.29	to	17.35	360,200	5.48	1.25	to	1.80	15.65	to	15.02
	12/31/2011	23,155	15.81	to	15.08	359,686	6.20	1.25	to	1.80	3.25	to	2.69
	12/31/2010	28,358	15.32	to	14.69	427,430	12.36	1.25	to	1.80	10.78	to	10.19
	12/31/2009	31,341	13.83	to	13.33	428,883	10.81	1.25	to	1.80	45.04	to	44.26
TA Aegon Money Market Initial Class
	12/31/2013	3,713,621	16.53	to	9.10	50,426,251	0.01	1.25	to	2.50	(1.23)	to	(2.43)
	12/31/2012	4,146,281	16.73	to	9.33	57,490,473	0.01	1.25	to	2.50	(1.24)	to	(2.45)
	12/31/2011	5,665,169	16.94	to	9.56	78,653,529	0.01	1.25	to	2.50	(1.23)	to	(2.43)
	12/31/2010	5,445,265	17.15	to	10.95	77,328,796	0.01	1.25	to	2.50	(1.23)	to	(1.76)
	12/31/2009	6,497,285	17.37	to	11.14	94,383,299	0.16	1.25	to	1.80	(1.11)	to	(1.64)
TA Aegon Money Market Service Class
	12/31/2013	46,441	10.16	to	9.58	459,776	0.01	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2012	74,369	10.28	to	9.76	754,154	0.00	1.25	to	1.80	(1.24)	to	(1.77)
	12/31/2011	97,506	10.41	to	9.93	999,714	0.01	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2010	92,195	10.54	to	10.11	957,943	0.00	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2009	120,340	10.67	to	10.29	1,280,352	0.05	1.25	to	1.80	(1.22)	to	(1.76)

29

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Aegon Tactical Vanguard ETF - Conservative Service Class
	12/31/2013		78,562	$11.21	to	$11.12	$877,291	1.00%	1.25%	to	1.65%	5.75%	to	5.33%
	12/31/2012		63,837	10.60	to	10.56	675,356	0.41	1.25	to	1.65	5.46	to	5.04
	12/31/2011	(1)	55,241	10.05	to	10.05	555,299	—	1.25	to	1.65	0.54	to	0.52
TA Aegon Tactical Vanguard ETF - Growth Service Class
	12/31/2013		174,342	12.47	to	12.36	2,168,364	0.82	1.25	to	1.65	15.07	to	14.62
	12/31/2012		219,454	10.83	to	10.79	2,374,346	0.65	1.25	to	1.65	9.58	to	9.14
	12/31/2011	(1)	261,134	9.89	to	9.88	2,581,513	—	1.25	to	1.65	(1.14)	to	(1.16)
TA Aegon U.S. Government Securities Initial Class
	12/31/2013		898,355	14.08	to	9.76	12,343,856	2.21	1.25	to	2.50	(3.44)	to	(4.62)
	12/31/2012		1,214,876	14.58	to	10.79	17,361,592	1.59	1.25	to	2.50	3.84	to	2.57
	12/31/2011		1,579,775	14.04	to	13.32	21,817,334	2.81	1.25	to	2.50	6.28	to	5.71
	12/31/2010		1,667,086	13.21	to	12.60	21,716,833	3.19	1.25	to	1.80	3.11	to	2.56
	12/31/2009		1,705,040	12.81	to	12.28	21,528,264	2.34	1.25	to	1.80	3.18	to	2.62
TA Aegon U.S. Government Securities Service Class
	12/31/2013		17,931	12.91	to	12.18	229,779	1.84	1.25	to	1.80	(3.69)	to	(4.21)
	12/31/2012		20,936	13.40	to	12.71	279,092	1.30	1.25	to	1.80	3.56	to	3.00
	12/31/2011		36,958	12.94	to	12.34	471,819	2.12	1.25	to	1.80	5.96	to	5.39
	12/31/2010		38,349	12.21	to	11.71	463,368	2.34	1.25	to	1.80	2.94	to	2.38
	12/31/2009		63,311	11.86	to	11.44	743,013	1.86	1.25	to	1.80	2.91	to	2.36
TA AllianceBernstein Dynamic Allocation Initial Class
	12/31/2013		300,485	16.17	to	10.54	4,731,512	1.18	1.25	to	2.50	5.86	to	4.57
	12/31/2012		353,974	15.28	to	10.30	5,294,092	0.78	1.25	to	2.50	4.82	to	3.54
	12/31/2011		701,705	14.58	to	9.95	10,044,256	0.74	1.25	to	2.50	0.56	to	(0.66)
	12/31/2010		848,312	14.49	to	13.82	12,101,067	5.30	1.25	to	2.50	7.94	to	7.36
	12/31/2009		818,018	13.43	to	12.88	10,833,528	3.67	1.25	to	1.80	29.68	to	28.98
TA AllianceBernstein Dynamic Allocation Service Class
	12/31/2013		10,392	16.22	to	15.31	167,960	0.95	1.25	to	1.80	5.57	to	5.00
	12/31/2012		10,886	15.37	to	14.58	166,938	0.64	1.25	to	1.80	4.48	to	3.92
	12/31/2011		15,571	14.71	to	14.03	226,318	0.65	1.25	to	1.80	0.41	to	(0.13)
	12/31/2010		21,575	14.65	to	14.05	312,547	5.36	1.25	to	1.80	7.80	to	7.22
	12/31/2009		17,912	13.59	to	13.10	242,438	3.60	1.25	to	1.80	29.55	to	28.85
TA Asset Allocation - Conservative Initial Class
	12/31/2013		4,977,583	16.84	to	11.13	81,460,140	3.13	1.25	to	2.50	8.02	to	6.70
	12/31/2012		6,563,353	15.59	to	10.44	99,824,266	3.12	1.25	to	2.50	6.13	to	4.83
	12/31/2011		6,864,761	14.69	to	10.50	98,712,929	2.67	1.25	to	2.50	1.39	to	0.16
	12/31/2010		7,880,298	14.49	to	13.82	112,213,242	3.16	1.25	to	2.50	7.59	to	7.01
	12/31/2009		9,115,916	13.46	to	12.91	120,899,053	4.11	1.25	to	1.80	23.68	to	23.01
TA Asset Allocation - Conservative Service Class
	12/31/2013		80,772	17.42	to	16.44	1,386,426	2.61	1.25	to	1.80	7.74	to	7.16
	12/31/2012		149,085	16.17	to	15.34	2,377,064	2.84	1.25	to	1.80	5.87	to	5.29
	12/31/2011		185,966	15.27	to	14.57	2,803,826	2.52	1.25	to	1.80	1.10	to	0.55
	12/31/2010		235,945	15.11	to	14.49	3,530,405	3.28	1.25	to	1.80	7.36	to	6.79
	12/31/2009		308,898	14.07	to	13.57	4,298,921	4.06	1.25	to	1.80	23.36	to	22.70
TA Asset Allocation - Growth Initial Class
	12/31/2013		6,593,469	17.95	to	13.25	115,788,409	1.21	1.25	to	2.50	25.25	to	23.72
	12/31/2012		7,135,645	14.33	to	10.71	100,324,243	1.31	1.25	to	2.50	11.20	to	9.84
	12/31/2011		8,314,886	12.89	to	10.92	105,375,443	1.19	1.25	to	2.50	(6.58)	to	(7.72)
	12/31/2010		9,762,573	13.79	to	13.16	132,713,030	1.07	1.25	to	2.50	13.53	to	12.92
	12/31/2009		11,684,528	12.15	to	11.65	140,103,780	2.72	1.25	to	1.80	28.22	to	27.52

30

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation - Growth Service Class
	12/31/2013		175,117	$20.92	to	$19.73	$3,623,554	0.99%	1.25%	to	1.80%	24.83%	to	24.15%
	12/31/2012		199,590	16.76	to	15.90	3,307,766	1.07	1.25	to	1.80	11.00	to	10.39
	12/31/2011		222,426	15.10	to	14.40	3,328,355	0.96	1.25	to	1.80	(6.86)	to	(7.36)
	12/31/2010		277,688	16.21	to	15.54	4,471,585	0.85	1.25	to	1.80	13.23	to	12.62
	12/31/2009		329,776	14.31	to	13.80	4,692,267	2.41	1.25	to	1.80	27.94	to	27.25
TA Asset Allocation - Moderate Initial Class
	12/31/2013		9,576,571	17.68	to	11.09	165,142,395	2.41	1.25	to	2.50	12.10	to	10.73
	12/31/2012		10,875,381	15.77	to	11.01	167,748,858	2.61	1.25	to	2.50	8.08	to	6.75
	12/31/2011		12,780,457	14.59	to	10.31	183,076,483	2.19	1.25	to	2.50	(0.65)	to	(1.86)
	12/31/2010		15,649,795	14.69	to	14.01	226,241,286	2.88	1.25	to	2.50	9.01	to	8.43
	12/31/2009		18,095,102	13.48	to	12.92	240,389,717	4.21	1.25	to	1.80	24.84	to	24.17
TA Asset Allocation - Moderate Service Class
	12/31/2013		178,461	18.92	to	17.86	3,339,814	2.14	1.25	to	1.80	11.84	to	11.23
	12/31/2012		234,497	16.92	to	16.05	3,923,835	2.43	1.25	to	1.80	7.76	to	7.17
	12/31/2011		284,625	15.70	to	14.98	4,419,150	2.10	1.25	to	1.80	(0.94)	to	(1.48)
	12/31/2010		365,448	15.85	to	15.20	5,741,190	2.77	1.25	to	1.80	8.78	to	8.19
	12/31/2009		483,518	14.57	to	14.05	6,998,290	4.00	1.25	to	1.80	24.64	to	23.97
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2013		12,874,348	18.04	to	12.55	227,386,429	2.26	1.25	to	2.50	17.91	to	16.47
	12/31/2012		13,825,571	15.30	to	10.77	207,514,208	2.44	1.25	to	2.50	9.27	to	7.93
	12/31/2011		15,817,596	14.00	to	10.20	217,836,894	2.02	1.25	to	2.50	(3.22)	to	(4.40)
	12/31/2010		17,912,360	14.47	to	13.80	255,413,586	2.17	1.25	to	2.50	11.34	to	10.74
	12/31/2009		20,570,030	12.99	to	12.46	263,905,231	3.32	1.25	to	1.80	26.58	to	25.89
TA Asset Allocation - Moderate Growth Service Class
	12/31/2013		265,378	20.06	to	18.93	5,276,559	2.06	1.25	to	1.80	17.57	to	16.94
	12/31/2012		314,622	17.06	to	16.19	5,323,156	2.23	1.25	to	1.80	9.00	to	8.41
	12/31/2011		356,260	15.65	to	14.93	5,535,555	1.77	1.25	to	1.80	(3.48)	to	(4.00)
	12/31/2010		463,577	16.22	to	15.55	7,467,760	1.97	1.25	to	1.80	11.02	to	10.42
	12/31/2009		610,894	14.61	to	14.09	8,856,779	3.14	1.25	to	1.80	26.29	to	25.61
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2013		2,936,992	30.70	to	12.53	83,353,127	2.31	1.25	to	2.65	28.64	to	26.88
	12/31/2012		3,154,409	23.86	to	10.31	69,821,098	1.77	1.25	to	2.65	10.34	to	8.98
	12/31/2011		3,633,054	21.63	to	9.88	73,028,759	1.71	1.25	to	2.50	1.47	to	0.23
	12/31/2010		4,256,493	21.32	to	15.11	84,458,072	0.80	1.25	to	2.50	9.08	to	8.49
	12/31/2009		3,317,466	19.54	to	13.92	60,408,295	1.41	1.25	to	1.80	12.58	to	11.97
TA Barrow Hanley Dividend Focused Service Class
	12/31/2013		43,229	22.83	to	21.54	973,873	2.12	1.25	to	1.80	28.32	to	27.63
	12/31/2012		46,947	17.79	to	16.88	825,014	1.46	1.25	to	1.80	10.09	to	9.49
	12/31/2011		62,085	16.16	to	15.41	991,177	1.47	1.25	to	1.80	1.19	to	0.65
	12/31/2010		82,319	15.97	to	15.31	1,298,967	0.80	1.25	to	1.80	8.79	to	8.20
	12/31/2009		44,100	14.68	to	14.15	641,647	1.03	1.25	to	1.80	12.31	to	11.70
TA BNP Paribas Large Cap Growth Initial Class
	12/31/2013		1,125,187	22.74	to	12.91	25,323,411	0.99	1.25	to	2.50	31.46	to	29.86
	12/31/2012		1,031,060	17.30	to	11.34	17,688,627	0.86	1.25	to	2.50	15.68	to	14.26
	12/31/2011		1,040,713	14.95	to	14.74	15,488,812	0.74	1.25	to	2.50	(3.47)	to	(3.99)
	12/31/2010		952,269	15.49	to	15.35	14,710,762	0.68	1.25	to	1.80	17.70	to	17.07
	12/31/2009	(1)	973,587	13.16	to	13.11	12,800,863	0.67	1.25	to	1.80	31.61	to	31.13
TA BNP Paribas Large Cap Growth Service Class
	12/31/2013		7,049	22.48	to	21.92	157,325	0.83	1.25	to	1.80	31.17	to	30.46
	12/31/2012		6,800	17.14	to	16.80	116,062	0.62	1.25	to	1.80	15.38	to	14.75
	12/31/2011		7,842	14.85	to	14.64	116,082	0.53	1.25	to	1.80	(3.73)	to	(4.25)
	12/31/2010		7,396	15.43	to	15.29	113,954	0.54	1.25	to	1.80	17.41	to	16.77
	12/31/2009	(1)	7,621	13.14	to	13.09	100,079	0.60	1.25	to	1.80	31.41	to	30.94

31

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Clarion Global Real Estate Securities Initial Class
	12/31/2013		1,234,984	$29.75	to	$10.78	$36,732,064	5.54%	1.25%	to	2.50%	2.61%	to	1.36%
	12/31/2012		1,391,708	28.99	to	10.63	40,729,279	4.04	1.25	to	2.50	23.70	to	22.18
	12/31/2011		1,545,300	23.43	to	9.96	36,835,287	6.90	1.25	to	2.50	(6.90)	to	(8.03)
	12/31/2010		1,727,126	25.17	to	19.69	44,493,266	6.17	1.25	to	2.50	14.24	to	12.85
	12/31/2009		1,972,318	22.03	to	27.16	44,438,692	—	1.25	to	2.50	31.77	to	31.06
TA Clarion Global Real Estate Securities Service Class
	12/31/2013		27,501	24.02	to	22.66	649,742	5.04	1.25	to	1.80	2.43	to	1.87
	12/31/2012		29,071	23.45	to	22.25	670,602	3.28	1.25	to	1.80	23.43	to	22.76
	12/31/2011		32,150	19.00	to	18.12	601,543	6.51	1.25	to	1.80	(7.17)	to	(7.67)
	12/31/2010		39,553	20.47	to	19.63	799,388	6.23	1.25	to	1.80	13.88	to	13.26
	12/31/2009		44,147	17.97	to	17.33	785,527	—	1.25	to	1.80	31.36	to	30.65
TA Hanlon Income Service Class
	12/31/2013		5,883,695	1.05	to	10.01	6,187,555	3.88	1.25	to	2.50	1.67	to	0.43
	12/31/2012		8,171,266	1.03	to	9.97	8,435,090	2.12	1.25	to	2.50	2.18	to	0.93
	12/31/2011		10,674,237	1.01	to	9.87	10,751,432	1.59	1.25	to	2.50	1.66	to	0.42
	12/31/2010		10,307,320	0.99	to	0.99	10,224,117	0.22	1.25	to	2.50	(1.12)	to	(1.51)
	12/31/2009	(1)	2,752,195	1.00	to	1.00	2,762,759	—	1.25	to	1.65	0.40	to	0.35
TA International Moderate Growth Initial Class
	12/31/2013		520,832	11.11	to	11.01	5,719,241	1.99	1.25	to	2.50	11.33	to	9.97
	12/31/2012		621,741	9.98	to	10.01	6,141,627	3.00	1.25	to	2.50	11.41	to	10.04
	12/31/2011		774,128	8.96	to	9.10	6,873,911	2.12	1.25	to	2.50	(8.51)	to	(9.63)
	12/31/2010		845,937	9.79	to	9.55	8,221,001	2.64	1.25	to	2.50	9.14	to	8.55
	12/31/2009		862,116	8.97	to	8.79	7,687,303	2.66	1.25	to	1.80	28.09	to	27.40
TA International Moderate Growth Service Class
	12/31/2013		1,061	10.90	to	10.46	11,268	1.67	1.25	to	1.80	11.08	to	10.48
	12/31/2012		1,236	9.82	to	9.47	11,924	2.37	1.25	to	1.80	11.09	to	10.48
	12/31/2011		1,652	8.84	to	8.57	14,378	2.20	1.25	to	1.80	(8.67)	to	(9.17)
	12/31/2010		5,575	9.67	to	9.43	53,494	2.27	1.25	to	1.80	8.88	to	8.29
	12/31/2009		9,235	8.89	to	8.71	81,800	2.56	1.25	to	1.80	27.73	to	27.04
TA Janus Balanced Service Class
	12/31/2013		2,052,294	1.16	to	1.14	2,361,354	0.75	1.25	to	1.65	17.55	to	17.09
	12/31/2012		1,245,918	0.98	to	0.97	1,219,947	—	1.25	to	1.65	11.10	to	10.66
	12/31/2011		1,497,928	0.88	to	0.88	1,321,648	0.16	1.25	to	1.65	(11.91)	to	(12.26)
	12/31/2010		1,653,753	1.00	to	1.00	1,658,369	0.15	1.25	to	1.65	1.83	to	1.43
	12/31/2009	(1)	569,313	0.99	to	0.99	561,332	—	1.25	to	1.65	(1.39)	to	(1.43)
TA Jennison Growth Initial Class
	12/31/2013		1,453,202	16.08	to	13.72	23,256,257	0.27	1.25	to	2.50	36.00	to	34.35
	12/31/2012		1,455,231	11.82	to	10.21	17,153,023	0.07	1.25	to	2.50	14.33	to	12.93
	12/31/2011		1,645,579	10.34	to	10.13	16,988,026	0.12	1.25	to	2.50	(1.85)	to	(3.05)
	12/31/2010	(1)	1,557,296	10.54	to	10.45	16,399,633	0.04	1.25	to	2.50	5.37	to	4.50
TA Jennison Growth Service Class
	12/31/2013		9,374	15.93	to	15.62	147,693	0.06	1.25	to	1.80	35.60	to	34.87
	12/31/2012		12,738	11.75	to	11.58	148,677	—	1.25	to	1.80	13.98	to	13.36
	12/31/2011		16,386	10.31	to	10.21	168,313	—	1.25	to	1.80	(1.99)	to	(2.52)
	12/31/2010	(1)	22,673	10.52	to	10.48	238,187	0.03	1.25	to	1.80	5.18	to	4.79
TA JPMorgan Core Bond Initial Class
	12/31/2013		1,885,514	38.46	to	9.99	51,204,334	2.89	1.25	to	2.50	(3.05)	to	(4.24)
	12/31/2012		2,675,728	39.67	to	10.43	74,252,610	2.67	1.25	to	2.50	3.68	to	2.41
	12/31/2011		2,813,518	38.26	to	17.77	77,365,793	4.43	1.25	to	2.50	6.20	to	5.63
	12/31/2010		2,798,909	36.03	to	16.82	72,834,139	6.41	1.25	to	1.80	6.91	to	6.33
	12/31/2009		3,172,334	33.70	to	15.82	78,914,402	4.60	1.25	to	1.80	8.23	to	7.64

32

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Core Bond Service Class
	12/31/2013	52,782	$14.33	to	$13.52	$739,128	2.52%	1.25%	to	1.80%	(3.34)%	to	(3.86)%
	12/31/2012	64,088	14.82	to	14.06	932,091	2.38	1.25	to	1.80	3.45	to	2.89
	12/31/2011	77,138	14.33	to	13.67	1,090,211	3.89	1.25	to	1.80	5.92	to	5.35
	12/31/2010	83,987	13.53	to	12.97	1,127,399	5.53	1.25	to	1.80	6.66	to	6.09
	12/31/2009	99,322	12.68	to	12.23	1,250,018	4.04	1.25	to	1.80	8.03	to	7.45
TA JPMorgan Enhanced Index Initial Class
	12/31/2013	1,039,321	18.30	to	13.94	18,549,536	0.70	1.25	to	2.50	30.88	to	29.29
	12/31/2012	947,448	13.98	to	13.37	12,952,885	1.13	1.25	to	2.50	14.91	to	13.50
	12/31/2011	787,932	12.17	to	11.78	9,401,614	1.28	1.25	to	2.50	(0.50)	to	(1.71)
	12/31/2010	698,433	12.23	to	11.67	8,428,860	1.55	1.25	to	2.50	13.75	to	13.14
	12/31/2009	511,186	10.75	to	10.31	5,429,304	2.07	1.25	to	1.80	27.99	to	27.30
TA JPMorgan Enhanced Index Service Class
	12/31/2013	6,904	21.05	to	19.86	141,677	0.50	1.25	to	1.80	30.50	to	29.80
	12/31/2012	7,904	16.13	to	15.30	124,280	0.92	1.25	to	1.80	14.65	to	14.03
	12/31/2011	8,526	14.07	to	13.42	117,608	1.58	1.25	to	1.80	(0.76)	to	(1.30)
	12/31/2010	8,878	14.18	to	13.59	122,864	1.41	1.25	to	1.80	13.44	to	12.82
	12/31/2009	11,100	12.50	to	12.05	136,872	1.61	1.25	to	1.80	27.72	to	27.03
TA JPMorgan Mid Cap Value Initial Class
	12/31/2013	668,186	28.33	to	26.04	18,503,879	0.48	1.25	to	1.80	30.19	to	29.49
	12/31/2012	777,997	21.76	to	20.11	16,561,039	0.74	1.25	to	1.80	19.03	to	18.38
	12/31/2011	907,347	18.28	to	16.99	16,250,751	1.11	1.25	to	1.80	0.76	to	0.21
	12/31/2010	1,058,609	18.14	to	16.95	18,841,622	1.83	1.25	to	1.80	21.47	to	20.81
	12/31/2009	1,239,998	14.94	to	14.03	18,192,687	1.80	1.25	to	1.80	24.85	to	24.17
TA JPMorgan Mid Cap Value Service Class
	12/31/2013	7,721	27.57	to	26.01	211,669	0.36	1.25	to	1.80	29.84	to	29.14
	12/31/2012	9,755	21.23	to	20.14	205,531	0.62	1.25	to	1.80	18.74	to	18.10
	12/31/2011	10,144	17.88	to	17.06	180,119	1.01	1.25	to	1.80	0.48	to	(0.07)
	12/31/2010	11,453	17.80	to	17.07	202,455	1.89	1.25	to	1.80	21.31	to	20.65
	12/31/2009	12,457	14.67	to	14.15	181,713	1.32	1.25	to	1.80	24.56	to	23.89
TA JPMorgan Tactical Allocation Initial Class
	12/31/2013	1,739,859	33.64	to	10.26	52,793,713	1.09	1.25	to	2.65	4.21	to	2.79
	12/31/2012	1,979,121	32.28	to	10.54	58,147,819	0.60	1.25	to	2.65	6.38	to	5.08
	12/31/2011	2,328,518	30.35	to	10.03	64,545,636	1.75	1.25	to	2.50	2.35	to	1.11
	12/31/2010	2,782,149	29.65	to	18.50	75,711,325	3.63	1.25	to	2.50	(1.34)	to	(1.88)
	12/31/2009	3,484,177	30.05	to	18.86	96,134,859	3.15	1.25	to	1.80	2.91	to	2.35
TA JPMorgan Tactical Allocation Service Class
	12/31/2013	44,276	14.19	to	13.39	619,713	0.88	1.25	to	1.80	3.99	to	3.43
	12/31/2012	58,791	13.64	to	12.94	792,477	0.51	1.25	to	1.80	6.13	to	5.56
	12/31/2011	74,377	12.86	to	12.26	944,334	1.59	1.25	to	1.80	2.17	to	1.62
	12/31/2010	94,773	12.58	to	12.07	1,177,906	3.20	1.25	to	1.80	(1.65)	to	(2.18)
	12/31/2009	99,370	12.79	to	12.33	1,258,374	2.57	1.25	to	1.80	2.66	to	2.11
TA MFS International Equity Initial Class
	12/31/2013	3,191,584	16.82	to	11.51	49,816,608	1.15	1.25	to	2.65	16.63	to	15.04
	12/31/2012	3,372,887	14.42	to	10.60	45,270,898	1.64	1.25	to	2.65	20.64	to	19.16
	12/31/2011	3,591,447	11.95	to	8.90	40,089,567	1.19	1.25	to	2.50	(11.17)	to	(12.25)
	12/31/2010	4,227,966	13.45	to	16.89	53,174,053	1.40	1.25	to	2.50	9.13	to	7.80
	12/31/2009	4,751,429	12.33	to	8.93	54,556,971	2.68	1.25	to	2.50	31.05	to	30.34
TA MFS International Equity Service Class
	12/31/2013	13,880	23.20	to	21.88	317,495	0.99	1.25	to	1.80	16.31	to	15.69
	12/31/2012	15,029	19.94	to	18.92	295,228	1.40	1.25	to	1.80	20.36	to	19.71
	12/31/2011	18,717	16.57	to	15.80	306,445	1.08	1.25	to	1.80	(11.32)	to	(11.80)
	12/31/2010	20,731	18.68	to	17.92	383,525	1.28	1.25	to	1.80	8.94	to	8.36
	12/31/2009	20,461	17.15	to	16.54	348,905	2.50	1.25	to	1.80	30.60	to	29.90

33

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Morgan Stanley Capital Growth Initial Class
	12/31/2013		1,497,988	$26.93	to	$18.81	$38,987,398	0.68%	1.25%	to	2.50%	46.42%	to	44.64%
	12/31/2012		1,626,481	18.39	to	13.00	28,989,447	—	1.25	to	2.50	14.11	to	12.72
	12/31/2011		1,901,890	16.12	to	11.54	29,713,971	—	1.25	to	2.50	(6.97)	to	(8.10)
	12/31/2010		2,210,630	17.33	to	14.94	37,282,472	0.87	1.25	to	2.50	25.86	to	25.18
	12/31/2009		2,414,325	13.77	to	11.94	32,408,709	2.56	1.25	to	1.80	26.33	to	25.65
TA Morgan Stanley Capital Growth Service Class
	12/31/2013		5,033	25.10	to	23.68	124,669	0.58	1.25	to	1.80	46.06	to	45.27
	12/31/2012		7,444	17.18	to	16.30	125,452	—	1.25	to	1.80	13.77	to	13.16
	12/31/2011		9,584	15.10	to	14.41	142,708	—	1.25	to	1.80	(7.15)	to	(7.65)
	12/31/2010		11,159	16.27	to	15.60	179,226	0.71	1.25	to	1.80	25.52	to	24.84
	12/31/2009		13,500	12.96	to	12.50	172,717	2.08	1.25	to	1.80	25.99	to	25.31
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2013		3,243,706	68.24	to	13.44	161,684,213	0.81	1.25	to	2.65	37.42	to	35.55
	12/31/2012		3,659,881	49.66	to	8.88	132,673,373	—	1.25	to	2.65	7.73	to	6.41
	12/31/2011		4,417,372	46.10	to	10.91	146,092,090	0.30	1.25	to	2.50	(7.86)	to	(8.98)
	12/31/2010		3,524,701	50.03	to	9.02	140,928,078	0.12	1.25	to	2.50	32.25	to	31.54
	12/31/2009		3,884,750	37.83	to	6.86	119,852,340	—	1.25	to	1.80	58.58	to	57.72
TA Morgan Stanley Mid-Cap Growth Service Class
	12/31/2013		36,512	26.06	to	24.58	940,833	0.60	1.25	to	1.80	37.11	to	36.37
	12/31/2012		42,059	19.00	to	18.03	790,694	—	1.25	to	1.80	7.43	to	6.84
	12/31/2011		60,535	17.69	to	16.87	1,054,875	0.21	1.25	to	1.80	(8.06)	to	(8.56)
	12/31/2010		28,244	19.24	to	18.45	535,248	0.02	1.25	to	1.80	31.93	to	31.22
	12/31/2009		29,364	14.58	to	14.06	422,678	—	1.25	to	1.80	58.14	to	57.29
TA Multi-Managed Balanced Initial Class
	12/31/2013		6,647,491	20.38	to	11.42	133,516,725	1.60	1.25	to	2.65	16.64	to	15.04
	12/31/2012		7,097,300	17.47	to	12.06	122,472,335	1.62	1.25	to	2.65	11.17	to	9.81
	12/31/2011		8,013,714	15.72	to	10.98	124,580,912	2.25	1.25	to	2.50	2.75	to	1.50
	12/31/2010		9,132,778	15.29	to	14.59	138,329,252	0.68	1.25	to	2.50	22.59	to	21.93
	12/31/2009		1,034,888	12.48	to	11.96	12,748,201	1.89	1.25	to	1.80	24.74	to	24.06
TA Multi-Managed Balanced Service Class
	12/31/2013		32,484	20.67	to	19.50	666,807	1.58	1.25	to	1.80	16.30	to	15.67
	12/31/2012		31,426	0.93	to	0.91	553,430	1.48	1.25	to	1.80	11.00	to	10.40
	12/31/2011		34,616	0.93	to	0.92	549,672	2.20	1.25	to	1.80	2.47	to	1.92
	12/31/2010		37,047	0.97	to	0.97	574,662	0.50	1.25	to	1.80	22.35	to	21.69
	12/31/2009		15,303	1.02	to	1.02	194,151	1.63	1.25	to	1.80	24.38	to	23.71
TA PIMCO Tactical - Balanced Service Class
	12/31/2013		2,502,314	1.02	to	1.01	2,548,154	0.62	1.25	to	1.65	10.47	to	10.03
	12/31/2012		2,046,369	1.67	to	1.49	1,889,653	1.58	0.55	to	1.60	(0.27)	to	(0.66)
	12/31/2011		3,563,010	1.48	to	1.33	3,299,946	1.19	0.55	to	1.60	(4.60)	to	(4.97)
	12/31/2010		3,642,348	1.60	to	1.45	3,540,922	0.41	0.55	to	1.60	(4.66)	to	(5.03)
	12/31/2009	(1)	496,089	1.37	to	1.26	506,447	—	0.55	to	1.60	2.28	to	2.24
TA PIMCO Tactical - Conservative Service Class
	12/31/2013		976,114	0.97	to	0.95	953,805	0.43	1.25	to	2.35	6.82	to	6.40
	12/31/2012		2,044,825	0.91	to	0.90	1,840,876	1.15	1.25	to	1.65	0.26	to	(0.13)
	12/31/2011		2,979,836	0.90	to	0.90	2,681,447	1.30	1.25	to	1.65	(8.60)	to	(8.96)
	12/31/2010		2,388,545	0.99	to	0.98	2,356,550	0.76	1.25	to	1.65	(3.32)	to	(3.70)
	12/31/2009	(1)	332,818	1.02	to	1.02	340,353	—	1.25	to	1.65	2.27	to	2.22
TA PIMCO Tactical - Growth Service Class
	12/31/2013		534,963	1.00	to	0.99	602,496	0.65	1.25	to	2.50	15.36	to	14.91
	12/31/2012		576,973	0.87	to	0.86	500,498	0.49	1.25	to	1.65	(0.56)	to	(0.95)
	12/31/2011		659,109	0.87	to	0.87	575,105	1.31	1.25	to	1.65	(12.70)	to	(13.05)
	12/31/2010		817,802	1.00	to	1.00	818,222	1.05	1.25	to	1.65	(1.93)	to	(2.32)
	12/31/2009	(1)	159,393	1.02	to	1.02	162,819	—	1.25	to	1.65	2.16	to	2.12

34

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA PIMCO Total Return Initial Class
	12/31/2013	3,516,503	$15.75	to	$9.99	$53,907,441	1.94%	1.25%	to	2.50%	(3.75)%	to	(4.92)%
	12/31/2012	4,771,257	16.36	to	10.51	76,559,232	4.14	1.25	to	2.50	6.22	to	4.91
	12/31/2011	4,396,044	15.41	to	10.65	66,663,393	2.45	1.25	to	2.50	4.96	to	3.68
	12/31/2010	4,903,407	14.68	to	14.00	70,988,935	4.37	1.25	to	2.50	5.87	to	5.30
	12/31/2009	4,703,006	13.86	to	13.29	64,458,368	6.58	1.25	to	1.80	14.60	to	13.98
TA PIMCO Total Return Service Class
	12/31/2013	68,847	14.26	to	13.45	953,971	1.73	1.25	to	1.80	(3.97)	to	(4.48)
	12/31/2012	67,702	14.85	to	14.09	984,685	3.77	1.25	to	1.80	5.99	to	5.42
	12/31/2011	79,325	14.01	to	13.36	1,095,305	2.27	1.25	to	1.80	4.64	to	4.08
	12/31/2010	98,685	13.39	to	12.84	1,310,749	3.78	1.25	to	1.80	5.62	to	5.04
	12/31/2009	103,981	12.68	to	12.22	1,307,689	6.54	1.25	to	1.80	14.32	to	13.70
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2013	4,244,695	28.02	to	15.59	118,482,489	0.52	1.25	to	2.50	34.64	to	32.99
	12/31/2012	1,269,880	20.81	to	11.72	26,513,383	0.49	1.25	to	2.50	14.94	to	13.53
	12/31/2011	1,685,776	18.10	to	11.11	30,728,786	0.14	1.25	to	2.50	(3.86)	to	(5.03)
	12/31/2010	1,806,231	18.83	to	20.64	34,384,127	0.65	1.25	to	2.50	28.80	to	27.24
	12/31/2009	2,083,421	14.62	to	14.21	30,846,005	3.22	1.25	to	2.50	41.45	to	40.68
TA Systematic Small/Mid Cap Value Service Class
	12/31/2013	69,429	28.44	to	26.98	1,946,979	0.37	1.25	to	1.80	34.36	to	33.63
	12/31/2012	30,201	21.17	to	20.19	632,490	0.27	1.25	to	1.80	14.60	to	13.98
	12/31/2011	42,578	18.47	to	17.71	780,713	0.04	1.25	to	1.80	(4.06)	to	(4.57)
	12/31/2010	42,501	19.25	to	18.56	814,512	0.70	1.25	to	1.80	28.45	to	27.75
	12/31/2009	46,462	14.99	to	14.53	693,149	2.75	1.25	to	1.80	41.14	to	40.37
TA T. Rowe Price Small Cap Initial Class
	12/31/2013	1,622,505	27.15	to	14.14	40,342,222	0.07	1.25	to	2.50	42.29	to	40.56
	12/31/2012	1,628,436	19.08	to	10.55	28,527,518	—	1.25	to	2.50	14.26	to	12.86
	12/31/2011	1,651,913	16.70	to	13.03	25,475,878	—	1.25	to	2.50	0.44	to	(0.10)
	12/31/2010	1,923,072	16.63	to	13.04	30,009,087	—	1.25	to	1.80	32.77	to	32.05
	12/31/2009	1,941,533	12.52	to	9.88	22,850,062	—	1.25	to	1.80	36.99	to	36.25
TA T. Rowe Price Small Cap Service Class
	12/31/2013	15,741	32.08	to	30.26	496,818	—	1.25	to	1.80	41.92	to	41.16
	12/31/2012	14,361	22.60	to	21.44	319,628	—	1.25	to	1.80	13.98	to	13.36
	12/31/2011	16,975	19.83	to	18.91	332,758	—	1.25	to	1.80	0.26	to	(0.28)
	12/31/2010	18,011	19.78	to	18.97	351,941	—	1.25	to	1.80	32.41	to	31.69
	12/31/2009	21,581	14.94	to	14.40	320,059	—	1.25	to	1.80	36.62	to	35.88
TA Vanguard ETF - Balanced Service Class
	12/31/2013	247,587	12.17	to	11.80	2,984,806	1.22	1.25	to	1.80	10.06	to	9.46
	12/31/2012	90,824	11.06	to	10.78	996,682	1.32	1.25	to	1.80	7.05	to	6.47
	12/31/2011	50,718	10.33	to	10.13	520,892	1.12	1.25	to	1.80	0.22	to	(0.32)
	12/31/2010	44,410	10.31	to	10.16	455,799	0.85	1.25	to	1.80	9.33	to	8.74
	12/31/2009	16,731	9.43	to	9.34	157,399	0.29	1.25	to	1.80	15.09	to	14.47
TA Vanguard ETF - Growth Service Class
	12/31/2013	331,314	12.39	to	12.01	4,073,188	1.18	1.25	to	1.80	17.31	to	16.68
	12/31/2012	260,119	10.56	to	10.30	2,728,447	1.61	1.25	to	1.80	10.17	to	9.57
	12/31/2011	253,067	9.59	to	9.40	2,413,614	1.37	1.25	to	1.80	(2.35)	to	(2.88)
	12/31/2010	264,369	9.82	to	9.68	2,585,107	1.14	1.25	to	1.80	11.61	to	11.01
	12/31/2009	239,694	8.80	to	8.72	2,102,979	0.41	1.25	to	1.80	21.66	to	21.00
TA WMC Diversified Growth Initial Class
	12/31/2013	21,566,331	19.70	to	13.23	420,426,576	1.05	1.25	to	2.50	30.83	to	29.24
	12/31/2012	24,263,455	15.06	to	11.25	361,912,975	0.31	1.25	to	2.50	11.76	to	10.39
	12/31/2011	27,737,335	13.48	to	10.19	370,487,799	0.36	1.25	to	2.50	(4.92)	to	(6.08)
	12/31/2010	22,319,020	14.17	to	16.58	313,874,807	0.53	1.25	to	2.50	16.36	to	14.94
	12/31/2009	25,515,389	12.18	to	11.68	308,710,484	0.94	1.25	to	2.50	27.60	to	26.91

35

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA WMC Diversified Growth Service Class
	12/31/2013	84,682	$21.19	to	$19.99	$1,776,148	0.78%	1.25%	to	1.80%	30.50%	to	29.80%
	12/31/2012	105,091	16.23	to	15.40	1,690,925	0.11	1.25	to	1.80	11.46	to	10.86
	12/31/2011	128,182	14.56	to	13.89	1,849,995	0.30	1.25	to	1.80	(5.11)	to	(5.62)
	12/31/2010	110,484	15.35	to	14.72	1,681,890	0.32	1.25	to	1.80	16.03	to	15.41
	12/31/2009	127,063	13.23	to	12.75	1,668,788	0.48	1.25	to	1.80	27.31	to	26.62

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

36

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

5. Administrative and Mortality and Expense Risk Charges

WRL deducts a daily administrative charge equal to an annual rate ranging from 0% to .40% of the daily net assets value of each subaccount for administrative expenses. WRL deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from .85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for WRL’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Tax

Operations of the Separate Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Separate Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

37

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2013

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

38

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The financial statements for the WRL Series Annuity Account and for Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) are included in Part B.

(b)	Exhibits

(1)	Resolution of the Board of Directors of Western Reserve establishing the separate account. 1/

(2)	Not Applicable.

(3)	Distribution of Contracts

(a)	Master Service and Distribution Compliance Agreement. 1/

(b)	Amendment to Master Service and Distribution Compliance Agreement. 2/

(c)	Form of Broker/Dealer Supervisory and Service Agreement. 2/

(d)	Principal Underwriting Agreement. 2/

(e)	First Amendment to Principal Underwriting Agreement. 2/

(f)	Second Amendment to Principal Underwriting Agreement. 3/

(g)	Third Amendment to Principal Underwriting Agreement. 4/

(h)	Amended and Reinstated Principal Underwriting Agreement between WRL and AFSG. Note 25

(i)	First Amendment to Amended Reinstated Principal Underwriting Agreement. Note 25

(j)	Amendment No. 2 to Amended Reinstated Principal Underwriting Agreement. Note 26

(k)	Form of Life Insurance Company Product Sales Agreement. Note 30

(l)	Principal Underwriting Agreement. Note 32.

(m)	Amendment No. 1 to Principal Underwriting Agreement. Note 32.

(n)	Amended and Restated Principal Underwriting Agreement between TCI and WRL. Note 36.

(4) (a)	Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract. 1/

(b)	Endorsements (END000094, EA122, END00101, END000102, 88.07.90 and EA121). 1/

(c)	Enhanced Death Benefit Endorsement (EA128). 5/

(d)	Guaranteed Minimum Income Benefit Rider (GIB02). 6/

(e)	Additional Earnings Rider (AER01). 6/

(f)	Additional Earnings Rider (AER02). 7/

(g)	Split Contract Endorsement (EA141). 7/

(h)	Guaranteed Minimum Death Benefit Endorsements

(i)	(EA139A, EA139B). 6/

(ii)	(EA143).8/

(iii)	(EA145). 7/

(5)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. 9/

(6) (a)	Second Amended Articles of Incorporation of Western Reserve. 1/

(b)	Certificate of First Amendment to Second Amended Articles of Incorporation of Western Reserve. 10/

(c)	Amended Code of Regulations of Western Reserve. 1/

(7)	Reinsurance Agreement (TIRe) 7/

(a)	Reinsurance Agreement (TIRe). Note 33.

(8) (a)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. 11/

(a)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund. 12/

(a)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund. 13/

(a)(3)	Amendment No. 4 to Participation Agreement (Fidelity VIP and VIP V). Note 37.

(a)(4)	Amendment No 5 to Participation Agreement (Fidelity VIP & VIP V). Note 39

(8) (b)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. 11/

(b)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund II. 12/

(b)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II. 13/

(b)(3)	Third Amendment dated September 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 14/

(b)(4)	Fourth Amendment dated December 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 3/

(b)(5)	Amendment No. 8 to Participation Agreement (Fidelity VIP II and VIP V). Note 37.

(b)(6)	Amendment No. 9 to Participation Agreement (Fidelity VIP II & VIP V). Note 42

(b)(7)	Amended and Restated Participation Agreement (Fidelity) Note 42

(8) (c)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. 11/

(c)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund III. 12/

(c)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund III. 13/

(c)(3)	Amendment No. 3 to Participation Agreement (Fidelity VIP III). Note 37.

(c)(4)	Amendment No. 4 to Participation Agreement (Fidelity VIP III). Note 42

(8) (d)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto. 14/

(d)(1)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003. 3/

(d)(2)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003. 15/

(d)(3)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004. 4/

(d)(4)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004. Note 22

(d)(5)	Amendment No. 25 to Participation Agreement (ATST) Note 22

(d)(6)	Amendment No. 26 to Participation Agreement (ATST) Note 24

(d)(7)	Amendment No. 29 to Participation Agreement (TST) Note 31

(d)(8)	Amendment No. 34 to Participation Agreement (TST) Note 34

(d)(9)	Amendment No. 35 to Participation Agreement (TST) Note 35

(d)(10)	Amendment No. 36 to Participation Agreement (TST) Note 36

(d)(11)	Amendment No. 37 to Participation Agreement (TST). Note 38

(d)(12)	Amendment No. 38 to Participation Agreement (TST). Note 38

(d)(13)	Participation Agreement (TST). Note 38.

(d)(14)	Amendment No. 1 to Participation Agreement (TST). Note 40

(d)(15)	Schedule A Revision 9-3-13 (TST). Note 42

(d)(16)	Schedule A Revision 9-18-13 (TST). Note 41

(d)(17)	Schedule A Revision 10-31-13 (TST). Note 41

(d)(18)	Schedule A Revisions 5-1-2014 (TST) Note 42

(8) (e)	Amended and Restated Participation Agreement between Access Variable Insurance Trust and Western Reserve dated May 1, 2004. 4/

(8) (f)	Participation Agreement Among ProFunds and Western Reserve. Note 27

(f)(1)	Amendment No. 2 to Participation Agreement (ProFunds) Note 28

(f)(2)	Amendment of Agreements (Confidential Info ProFunds). Note 38

(f)(3)	Amendment No. 6 to Participation Agreement (ProFund). Note 39

(9)	Opinion and Consent of Counsel. Note 42.

(10)

(b)	Consent of Independent Registered Public Accounting Firm. Note 42.

(c)	Opinion and Consent of Actuary. Note 24

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Schedules for Computation of Performance Quotations. Note 17

(14)	Not Applicable.

(15)	Powers of Attorney (Arthur C. Schneider, Brenda K. Clancy, Charles T. Boswell, Darryl D. Button, John Hunter, Karen R. Wright, Eric J. Martin and Van Michiel C. Katwijk) Note 38.
(Scott W. Ham and C. Michiel Van Katwijk) Note 42

1/	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
2/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
3/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
4/	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-4 dated April 19, 2004 (File No. 333-84773) and is incorporated herein by reference.
5/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 dated April 22, 1999 (File No. 333-24959) and is incorporated herein by reference.
6/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.
7/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-4 dated April 14, 2003 (File No. 333-93169) and is incorporated herein by reference.
8/	This exhibit was previously filed on Post-Effective Amendment No. 17 to Form N-4 dated April 17, 2003 (File No. 33-49556) and is incorporated herein by reference
9/	This exhibit was previously filed on Post-Effective Amendment No. 15 to Form N-4 dated April 23, 2002 (File No. 33-49556) and is incorporated herein by reference
10/	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 21, 2000 (File No. 333-82705) and is incorporated herein by reference.
11/	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
12/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
13/	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
14/	This exhibit was previously filed on the Initial Registration Statement to Form N-4 dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
15/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
16/	This exhibit was previously filed on Post-Effective Amendment No. 10 to Form N-4 dated December 23, 1997 (File No. 33-49556) and is incorporated herein by reference.
17/	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 (File No. 33-507) and is incorporated herein by reference.
18/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated November 1, 2002 (File No. 333-82705) and is incorporated herein by reference.
19	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-108525) Filed on September 5, 2003.
20	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-108525) Filed on April 29, 2004.
21	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File 333-108525) Filed on January 7, 2005.
22	Filed with Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-49556) Filed on April 27, 2005.
23	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-108525) dated December 13, 2005.
24	Filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 33-49556) dated April 27, 2006.
25	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) dated February 13, 2007.
26	Filed with Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 33-49556) dated April 26, 2007.
27	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) on February 13, 2007.
28	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) on October 23, 2007.
29	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-145461) on August 15, 2007.
30	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) on February 15, 2008.
31	Filed with Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 33-49556) dated April 28, 2008.
32	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-108525) on November 6, 2008.
33	Filed with Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-49556) dated April 27, 2009.
34	Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 333-108525) dated November 19, 2009.
35	Filed with Post-Effective Amendment No. 24 (File No. 33-49556) dated April 21, 2010.
36	Filed with Post-Effective Amendment No. 25 (File No. 33-49556) dated April 25, 2011.
37	Filed with Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 33-49556) date April 13, 2012
38	Filed with Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-49556) dated April 22, 2013.
39	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 333-108525) Filed on August 16, 2013.
40	Incorporated herein by reference to Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) dated August 16, 2013.
41	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189435) dated October 2, 2013.
42	Filed herewith

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Scott W. Ham	(1)	Director and Division President Life & Protection

Arthur Schneider	(1)	Director, Senior Vice President, and Chief Tax Officer

Brenda K. Clancy	(1)	Director, Chairman of the Board and President

Eric J. Martin	(1)	Senior Vice President and Corporate Controller

John Hunter	(1)	Director and Division Chief Operating Officer – Life & Protection

C. Michiel Van Katwijk	(1)	Director, Senior Vice President and Treasurer

Darin D. Smith	(1)	Assistant Secretary, Managing Assistant General Counsel and Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716
(3)	100 Light Street, Floor B1, Baltimore, MD 21202-1098

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%) ; Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own comon shares of stock	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Invesments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	Affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor

Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.

Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners.

As of February 28, 2014, there were 7,870 contract owners.

Item 28.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Jeffrey T. McGlaun	(3)	Assistant Treasurer

C. Michael Van Katwijk	(3)	Treasurer

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,240,286	0	0	0

(1)	Fiscal Year 2013

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Manager Regulatory Filing Unit, Western Reserve Life Assurance Co. of Ohio at 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services

Not Applicable

Item 32.	Undertakings

Western Reserve hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.	Section 403(b)(11) Representation

Registrant represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1) - (4) thereof have been complied with.

Texas ORP Representation

The Registrant intends to offer Contracts to participants in the Texas Optional Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) - (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 30th day of April, 2014.

WRL SERIES ANNUITY ACCOUNT

WESTERN RESERVE LIFE
ASSURANCE CO. OF OHIO
Depositor

*
Brenda K. Clancy
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director, Senior Vice Presidents, and Treasurer	,2014
C. Michiel Van Katwijk

*	Director and Division President Life & Protection	,2014
Scott W. Ham

*	Director, Chairman of the Board and President	,2014
Brenda K. Clancy

*	Director and Division Chief Operating Officer –	,2014
John R. Hunter	Life & Protection

*	Director, Senior Vice President, and Chief Tax	,2014
Arthur C. Schneider	Officer

*	Corporate Controller and Senior Vice President	,2014
Eric J. Martin

/s/ Darin D. Smith *By Darin D. Smith	Vice President, Assistant Secretary and Managing Assistant General Counsel	April 30, 2014

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 33-49556

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(8)(b)(6)	Amendment No. 9 to Participation Agreement (Fidelity)

(8)(b)(7)	Amended and Restated Participation Agreement (Fidelity)

(8)(c)(4)	Amendment No. 4 to Participation Agreement (Fidelity)

(8)(d)(15)	Schedule A Revision (TST) 9-3-2013

(8)(d)(18)	Schedule A Revisions (TST) 5-1-2014

(9)	Opinion and Consent of Counsel

(10)(b)	Consent of Independent Registered Public Accounting Firm

(15)	Powers of Attorney

*	Page numbers included only in manually executed original.